EXECUTION VERSION

Exhibit 10.1

Certain portions of this exhibit, marked by [***], have been excluded because they are both not material and are the type that the registrant treats as private or confidential.

Collaboration and License Agreement

between

Ionis Pharmaceuticals, Inc.

and

Novartis Pharma AG

COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is entered into as of August 2, 2023 (the “Execution Date”) by and between Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad CA 92010 USA (“Ionis”), and Novartis Pharma AG, a company organized under the laws of Switzerland, having its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”).  Novartis and Ionis each may be referred to herein individually as a “Party” or collectively as the “Parties.” Capitalized terms used in this Agreement, whether used in the singular or the plural, have the meaning set forth in Appendix 1.  All attached appendices, schedules, and exhibits are a part of this Agreement.

RECITALS

WHEREAS, Ionis possesses certain Patent Rights, Know-How, technology and expertise with respect to RNA-targeted antisense drugs, and has novel and valuable capabilities for the research, discovery, identification, development and synthesis of antisense drugs;

WHEREAS, Novartis has expertise in globally researching, developing and commercializing human therapeutics and, in particular, cardio-metabolic lipid drugs;

WHEREAS, the Parties are interested in entering into a collaboration to discover and develop [***] products targeting the RNA encoding APO(a); and

WHEREAS, Novartis desires to receive from Ionis, and Ionis desires to grant to Novartis, an exclusive worldwide license under this Agreement to research, develop, manufacture, and commercialize the Licensed Products under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the respective covenants, representations, warranties, and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1
OVERVIEW

The Parties intend that under this Agreement: the Parties will (a) conduct a research collaboration pursuant to the Research Plan and, under the Research Plan, conduct Research to identify one or more Compounds using Oligonucleotide technology, which may include [***] chemistry, in each case, with the goal of achieving [***] and (b) designate one or more Development Candidates through the JRC and JSC. Following designation of a Development Candidate, as between the Parties, Novartis will be responsible for conducting IND-Enabling Toxicology Studies and all further Development activities for such Development Candidate, at Novartis’ cost. Furthermore, following designation of the applicable Development Candidate, Novartis will have the right to Develop Licensed Products containing such Development Candidate under this Agreement and will be responsible for all Development and Commercialization activities for such Licensed Product, at Novartis’ cost.  The purpose of this Article 1 (Overview) is to provide a high-level overview of the roles and responsibilities and rights and obligations of each Party under this Agreement, and therefore this Article 1 (Overview) is not binding on either Party and is qualified in its entirety by the more detailed provisions of this Agreement set forth below.

ARTICLE 2
RESEARCH PROGRAM

2.1.        Research Responsibilities and Research Plan.

2.1.1.          Research Plan.  Prior to the Execution Date, the Parties have agreed upon an initial research plan to identify one or more Development Candidates and to complete IND-Enabling Toxicology Studies for such Development Candidate(s), which initial research plan is attached hereto as Schedule 2.1.1 (Research Plan) (such research plan, as it may be updated in accordance with the terms and conditions of this Agreement, the “Research Plan” and the activities to be performed by the Parties thereunder, the “Research Activities”). The initial Research Plan includes: (a) all Research and Development activities to be performed by each Party through Completion of IND-Enabling Toxicology Studies for the Development Candidates, (b) the criteria for considering one or more Compounds as Development Candidates set forth in Table 4 thereof (such criteria, the “Development Candidate Criteria”), (c) the allocation of responsibilities between the Parties (which allocation will be consistent with Section 2.1.2 (Allocation of Research Activities)) for all Research Activities, (d) the estimated timelines for all Research Activities, and (e) the initial toxicology and study designs for the Licensed Product.

2.1.2.          Allocation of Research Activities.  The Research Plan will include the allocation of responsibilities between the Parties for all Research Activities. Unless otherwise mutually agreed by the Parties and set forth in the Research Plan, the Research Plan will provide that: (a) Ionis will be primarily responsible for all Research Activities to identify the Compounds for the Development Candidate selection process pursuant to Section 2.2 (Development Candidate Selection Process) and (b) Novartis will be responsible for any IND-Enabling Toxicology Studies under the Research Plan.

2.1.3.          Updates to the Research Plan. At least [***] during the Research Term, or upon either Party’s request, the JRC will develop, discuss and determine whether to recommend to the JSC any updates to the Research Plan and the JSC will review, discuss, and determine whether to approve any such recommended updates to the Research Plan. Each such update to the Research Plan will become effective and will supersede the previous Research Plan upon approval thereof by the JSC.

2.2.         Development Candidate Selection Process.

2.2.1.          Licensed Compounds; Proposed Development Candidates.  During the Research Term, as part of each Research Report to be submitted to the JRC, each Party will [***] by it as part of the Research Activities conducted by or on behalf of such Party during the most recently completed Calendar Quarter ([***] Compounds identified or evaluated under the Research Activities, collectively, the “Compound Pool” and each Compound in the Compound Pool, a “Licensed Compound”). In addition, at either Party’s request no more than [***], the other Party will provide a reasonably detailed summary of available data with respect to all Licensed Compounds that have been identified or evaluated in [***] as part of the Research Activities conducted by such Party since the last such summary, including, to the extent available, information and data that is sufficiently detailed for the JRC to assess whether such Licensed Compounds satisfy the Development Candidate Criteria. For each Licensed Compound that a Party identifies or evaluates during the Research Term and reasonably believes satisfies the Development Candidate Criteria, such Party will, in addition to any Research Report required pursuant to Section 2.10.2 (Research Reports), submit a Development Candidate Data Package to the JRC for review and discussion in order to determine whether to recommend to the JSC that such Licensed Compound be designated by the JSC as a Development Candidate. If a Party reasonably believes that a Licensed Compound identified or evaluated by the other Party satisfies the Development Candidate Criteria but the evaluating Party did not provide a Development Candidate Data Package for such Licensed Compound, then, at such Party’s request during the Research Term, the Party that identified or evaluated such Licensed Compound will submit a Development Candidate Data Package with the information and data that is already in such identifying or evaluating Party’s possession to the JRC for review and discussion in order to determine whether to recommend to the JSC that such Licensed Compound be designated by the JSC as a Development Candidate. Any Licensed Compound recommended to the JSC by the JRC in accordance with this Section 2.2.1 (Development Candidate Data Packages) will be a “Proposed Development Candidate”.

2.2.2.          Carryover Period.  If the JSC does not designate at least one Proposed Development Candidate as a Development Candidate during the Research Term, then for the period beginning upon the expiration of the Research Term and ending on the [***] such expiration (such period, the “Carryover Period”), [***] will have the right, but not the obligation, to conduct further Research with respect to the Licensed Compounds or any additional Compounds in order to identify potential Development Candidates pursuant to the terms of this Agreement. During the Carryover Period, if [***] identifies or evaluates a Compound (whether a Licensed Compound or a Compound that is first identified or evaluated after the end of the Research Term) that it reasonably believes satisfies the Development Candidate Criteria (each such Compound, a “Carryover Candidate”), then (a) if not already a Licensed Compound, such Carryover Candidate shall be considered a Licensed Compound and be included in the Compound Pool and (b) [***] shall provide to the JSC a Development Candidate Data Package for such Carryover Candidate for the JSC to review, discuss, and determine whether to designate such Carryover Candidate as a Development Candidate pursuant to Section 2.2.4 (Development Candidate Selection Process).

2.2.3.          Novartis Proposed Development Candidate.  At any time after [***] until [***], if Novartis reasonably believes that any Licensed Compound that was not a Proposed Development Candidate or a Carryover Candidate satisfies the Development Candidate Criteria (such Compound, a “Novartis Proposed Development Candidate”), then Novartis may provide to the JSC a Development Candidate Data Package for such Novartis Proposed Development Candidate for the JSC to review, discuss, and determine whether to designate such Novartis Proposed Development Candidate as a Development Candidate pursuant to Section 2.2.4 (Development Candidate Selection Process).

2.2.4.         Development Candidate Selection Process.

(a)         Upon the JRC’s receipt of a Development Candidate Data Package for a Licensed Compound, the JRC will review and discuss such Development Candidate Data Package and determine whether to submit such Development Candidate Data Package to the JSC for the JSC to determine whether to designate the applicable Proposed Development Candidate as a Development Candidate.

(b)       After the JSC’s receipt of (i) a Development Candidate Data Package for a Proposed Development Candidate from the JRC, (ii) a Development Candidate Data Package for a Carryover Candidate [***] such Carryover Candidate, or (iii) a Development Candidate Data Package for a Novartis Proposed Development Candidate from Novartis, the JSC will review and discuss such Development Candidate Data Package and determine whether to designate such Proposed Development Candidate, Carryover Candidate, or Novartis Proposed Development Candidate as a Development Candidate.

(c)        Upon the JSC’s designation of any Proposed Development Candidate, Carryover Candidate, or Novartis Proposed Development Candidate as a Development Candidate pursuant to this Section 2.2.4 (Development Candidate Selection Process) and in accordance with Section 3.3 (Decision Making) (the date of such designation, the “DC Selection Date”), (i) Novartis shall make the payment under Section 7.2 (Payments for Development Activities), if [***] under Section 7.2 (Payments for Development Activities), and (ii) as between the Parties, Novartis will be responsible for further Research and Development, including initiating IND-Enabling Toxicology Studies, on such Development Candidate (in the case of a Proposed Development Candidate, in accordance with the Research Plan).

2.3.        Research Term.  The Parties’ obligations to perform the Research Activities will commence on the Effective Date and continue until the earlier of (a) Completion of the IND-Enabling Toxicology Studies identified in the then-current Research Plan and (b) [***] (such period, the “Research Term”). At the end of the Research Term, unless otherwise agreed in writing by the Parties, neither Ionis nor Novartis will have an obligation to perform any additional Research Activities.

2.4.        Research Costs. Except as otherwise agreed by the Parties, each Party will be responsible for all costs and expenses incurred by such Party in the performance of Research Activities allocated to such Party under the Research Plan, including, with respect to Novartis, any IND-Enabling Toxicology Study; provided that if Novartis requests any changes to the Research Activities allocated to Ionis that would increase Ionis’ FTE Costs or Out-of-Pocket Costs compared with the then-current Research Plan, and the JSC approves an amendment to the Research Plan to reflect such change in accordance with Section 3.3 (Decision Making) (such activities that would increase Ionis’ FTE Costs or Out-of-Pocket Costs compared with the then-current Research Plan, “Additional Ionis Research Activities”), then Novartis will reimburse Ionis for any Material Research Costs incurred by Ionis in conducting such Additional Ionis Research Activities within [***] from the date an Invoice is received by Ionis for such FTE Costs and Out-of-Pocket Costs, except to the extent Novartis disputes such Invoice in good faith (in which case such disputed amount will be paid after resolution of such dispute).

2.5.        Clinical Development Plan. Within [***] after the DC Selection Date for a Development Candidate, Novartis will provide the JSC with a [***] clinical development plan for such Development Candidate (or, if there is an existing development plan for a Development Candidate, modify such development plan to incorporate such additional Development Candidate) through [***] for such Development Candidate (such plan the “Clinical Development Plan”) for the JSC to review and discuss. The initial draft of the Clinical Development Plan will include the level of detail that Novartis includes for similarly situated partnered-programs. Thereafter, Novartis will review and update the Clinical Development Plan every [***] and, if requested by Ionis following receipt of any such update, the Parties will meet (in person or virtually) to review such update, which meeting may be held as part of a JSC meeting if the JSC is still in existence. The Parties will mutually determine the location of such meetings. Each Party will be responsible for the costs of its own representatives attending such meetings.

2.6.        IND-Enabling Toxicology Studies.  For each Development Candidate, at least [***] before an IND is filed by or on behalf of Novartis with respect to such Development Candidate or earlier if available and upon Ionis’ reasonable request, Novartis will provide Ionis with a Draft Report from an IND-Enabling Toxicology Study for such Development Candidate for Ionis to review. Upon Ionis’ reasonable request, the JSC (or, if the JSC has been discontinued, the Parties) will promptly convene a meeting to discuss [***] any comments or concerns raised by Ionis with respect to such Draft Report, which meeting will be convened prior to Novartis filing an IND for such Development Candidate.

2.7.         Manufacturing and Supply.

2.7.1.       Responsibility During the Research Term.  During the Research Term, Ionis will be responsible for Manufacturing and supplying, at [***] expense, any non-GMP API that is reasonably required to conduct any Research Activities; provided that Novartis may assume responsibility for Manufacturing and supplying, at [***] expense, any such non-GMP API by providing written notice to Ionis. If Novartis elects to assume such Manufacturing responsibility, then Ionis will (a) provide any assistance that is reasonably requested by Novartis to facilitate Novartis’ ability to Manufacture such non-GMP API and (b) if such non-GMP API requires a Manufacturing process that Novartis does not at such time possess, then the Parties will establish and approve a plan pursuant to which Ionis will perform a technology transfer to Novartis of all Ionis Manufacturing and Analytical Know-How in Ionis’ possession that is necessary to Manufacture such non-GMP API solely for use by Novartis, its Affiliates, or a Third Party as permitted under Section 5.3 (Sublicense Rights) in accordance with the licenses granted by Ionis to Novartis pursuant to Section 5.1.1 (License for Research Activities). Novartis will compensate Ionis in accordance with Section 7.10 (Reimbursement for Ionis’ Time) for any technology transfer assistance provided by Ionis under this Section 2.7.1 (Responsibility During the Research Term).

2.7.2.      Responsibility After the Research Term.  In addition, if the Parties mutually agree, then Ionis will be responsible for Manufacturing and supplying additional batches of API for use after the Research Term pursuant to a supply agreement between the Parties that is negotiated in good faith and on commercially reasonable terms, including that Novartis will pay for any such API at a price equal to [***]. Except as set forth in this Section 2.7 (Manufacturing and Supply), as between the Parties, Novartis will be responsible for supplying all API and Finished Drug Product in connection with its Development and Commercialization activities under this Agreement.

2.8.        Materials Transfer.  To facilitate the activities under the Research Plan, each Party shall provide to the other such materials in such quantities as are specified in the Research Plan and, in addition, either Party may provide to the other Party certain materials for use by the other Party in furtherance of the conduct of the activities under the Research Plan.  All such materials will be used by the receiving Party in accordance with the terms and conditions of this Agreement solely for purposes of exercising its rights and performing its obligations under this Agreement, and the receiving Party will not transfer such materials to any Third Party unless expressly contemplated by this Agreement or upon the written consent of the supplying Party. THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

2.9.        Conduct of Research Activities.  Each Party will conduct and use Commercially Reasonable Efforts to complete the Research Activities allocated to it under the Research Plan. Each Party will, and will require its Affiliates and subcontractors to, perform its obligations under the Research Plan in compliance with Applicable Law.

2.10.       Research Records and Reports.

2.10.1.     Records.  Each Party will maintain, and require its Affiliates and subcontractors to maintain, consistent with its internal policies and Applicable Law, for at least seven years, records and laboratory notebooks, inventory, purchase and invoice records and Manufacturing records, in each case, with respect to the Research Activities and the Licensed Products in sufficient detail and in a good scientific manner appropriate for (a) inclusion in filings with Regulatory Authorities for such Licensed Products and (b) obtaining and maintaining intellectual property rights and protections, including Patent Rights for such Licensed Products. Such records and laboratory notebooks will be complete and accurate in all material respects and will fully and properly reflect all work done, data and developments made, and results achieved.  Each Party will allow the other Party, to the extent necessary for such regulatory or intellectual property protection purposes, to inspect or copy such records, subject to reasonable redaction of such Party’s Confidential Information to the extent not relevant to the activities under this Agreement.

2.10.2.      Research Reports.  During the Research Term, in advance of each meeting of the JRC (unless otherwise agreed by the JRC), each Party will submit to the JRC for its review and discussion written materials that include a reasonably detailed summary of the Research Activities performed by or on behalf of such Party during the most recently completed Calendar Quarter and the results of such Research Activities as well as the information and data specified in Section 2.2 (Development Candidate Selection Process) (each, a “Research Report”).

ARTICLE 3
COLLABORATION MANAGEMENT

3.1.	Joint Steering Committee.

3.1.1.       Establishment; Meetings.  Within [***] after the Effective Date, the Parties will establish a joint steering committee (“JSC”), which JSC will coordinate, oversee and monitor the Parties’ activities hereunder in accordance with this Section 3.1 (Joint Steering Committee). The JSC will consist of [***] representatives appointed by Ionis and [***] representatives appointed by Novartis (which may include representative(s) from each Party’s Affiliates), and each JSC member will be a senior executive of such Party (or its Affiliate). Each Party will designate one of its representatives who is empowered by such Party to make decisions related to the performance of such Party’s obligations under this Agreement to act as the co-chair of the JSC. Unless otherwise agreed by the Parties, the JSC will meet in person, by videoconference, or by teleconference at least [***] each Calendar Quarter during the Research Term, and upon Novartis’ request any time after the Research Term prior to [***] for the first Licensed Product if Novartis provides a Development Candidate Data Package for a Novartis Proposed Development Candidate in accordance with Section 2.2.3 (Novartis Proposed Development Candidate), provided that in case a Carryover Period applies, the JSC will meet during such Carryover Period to the extent required to review, discuss, and determine whether to designate any Carryover Candidate as a Development Candidate, in each case, on such dates and at such times and places as agreed to by the members of the JSC. The JSC will determine the JSC operating procedures at its first meeting, including the JSC’s policies for replacing JSC members, policies for participation by additional representatives or consultants invited to attend JSC meetings, and the location of meetings, which will be codified in the written minutes of the first JSC meeting. Each Party will be responsible for the costs and expenses of its own employees or consultants attending JSC meetings.

3.1.2.         Responsibilities.  The JSC will perform the following functions during the Research Term:

(a)          oversee, review, monitor, and coordinate the Parties’ activities under this Agreement;

(b)       review, discuss, and determine whether to approve any updates to the Research Plan as proposed by the JRC, as described in Section 2.1.3 (Updates to the Research Plan)

(c)        review, discuss, and determine whether to designate any Proposed Development Candidate as a Development Candidate, as described in Section 2.2.4 (Development Candidate Selection Process);

(d)         review and discuss the Clinical Development Plan, as described in Section 2.5 (Clinical Development Plan);

(e)         at Ionis’ reasonable request, review and discuss a Draft Report for an IND-Enabling Toxicology Study, as described in Section 2.6 (IND-Enabling Toxicology Studies);

(f)          oversee each Technology Transfer Plan, as described in Section 5.9.1 (Licensed Know-How – Generally);

(g)         oversee each Manufacturing Technology Transfer Plan, as described in Section 5.9.2 (Ionis Manufacturing and Analytical Know-How) and, as applicable, Section 2.7.1 (Responsibility During the Research Term);

(h)         review and discuss any safety concerns regarding the Licensed Compounds or Licensed Products raised by either Party;

(i)          establish and oversee joint subcommittees, including the JRC, as it deems necessary or advisable to further the purpose of this Agreement;

(j)          perform such other review and advisory responsibilities as may be assigned to the JSC by mutual agreement of the Parties pursuant to this Agreement; and

(k)         resolve any disputes at the JRC or any other subcommittee.

Subject to Section 3.1.3 (Obligations to Participate in JSC) and Section 3.1.4 (Discontinuation of JSC), after the end of the Research Term, the JSC will perform the following functions:

(a)
review, discuss, and determine whether to designate any Carryover Candidate or Novartis Proposed Development Candidate as a Development Candidate, as described in Section 2.2.4 (Development Candidate Selection Process);

(b)	oversee each Technology Transfer Plan, as described in Section 5.9.1 (Licensed Know-How – Generally) with respect to any such Development Candidate; and

(c)	oversee each Manufacturing Technology Transfer Plan, as described in Section 5.9.2 (Ionis Manufacturing and Analytical Know-How) with respect to any such Development Candidate.

3.1.3.        Obligation to Participate in JSC.  Ionis’ obligation to participate in the JSC will terminate upon the JSC’s designation of the first Compound as a Development Candidate in accordance with Section 2.2.4 (Development Candidate Selection Process).

3.1.4.        Discontinuation of JSC.  The JSC shall continue to exist until the first to occur of (a) the Parties mutually agreeing to disband the JSC or (b) [***] for the first Licensed Product.

3.2.         Joint Research Committee.

3.2.1.       Establishment.  Within [***] after the Effective Date, the Parties will establish a joint research committee (“JRC”), which JRC will coordinate, oversee, and monitor the Parties’ activities hereunder in accordance with this Section 3.2 (Joint Research Committee). The JRC will comprise an equal number of at most [***] members from each Party. The JRC will meet as often as agreed by them (and at least on [***] basis during the Research Term), to discuss matters arising out of the activities set forth in this Section 3.2 (Joint Research Committee). The JRC will determine the JRC operating procedures at its first meeting, including the JRC’s policies for replacement of JRC members, and the location of meetings, which will be codified in the written minutes of the first JRC meeting. The Parties may escalate issues to the JSC for input and resolution. Each Party’s representatives on the JRC will consider comments and suggestions made by the other in good faith. Each Party will bear their own cost of participation on the JRC.

3.2.2.         Responsibilities.  The JRC will perform the following functions during the Research Term:

(a)         review and discuss the Research Reports and any Development Candidate Data Package submitted to it by a Party;

(b)         coordinate the Research Activities and facilitate communications between the Parties with respect to the Research Activities;

(c)         prepare and submit any updates to the Research Plan to the JSC for the JSC to review, discuss, and determine whether to approve;

(d)         discuss each Party’s performance under the Research Plan and the anticipated timeline for initiating and completing the activities set forth therein;

(e)         (i) review, discuss, and determine whether any Compounds satisfy the Development Candidate Criteria, (ii) review, discuss, and determine whether to submit a Development Candidate Data Package to the JSC for the JSC to consider designating such Compound as a Development Candidate, and (iii) recommend Proposed Development Candidate(s), if any, for the JSC’s designation as Development Candidate(s); and

(f)          perform such other functions as may be appropriate to further the purposes of this Agreement with respect to the research of the Licensed Products, as directed by the JSC.

3.2.3.        Discontinuation of JRC. The JRC shall continue to exist until the first to occur of (a) the Parties mutually agreeing to disband the JRC or (b) the end of the Research Term.

3.3.         Decision Making.

3.3.1.        Committee Decisions.  Each Party’s representatives on the JSC and the JRC will, collectively, have one vote (the “Party Vote”) on all matters brought before the JSC or JRC for a decision by consensus.  Except as otherwise expressly set forth in this Agreement, the phrase “determine,” “designate,” “confirm,” “approve,” or “determine whether to approve” by the JSC or JRC and similar phrases used in this Agreement will mean approval in accordance with this Section 3.3 (Decision Making). The JSC and JRC will make decisions as to matters within their jurisdiction by unanimous Party Vote, which Party Vote may either be reflected in the minutes of the committee meeting or by an action by written consent signed by a representative of each Party. No vote will be binding on either Party unless each Party has at least one representative in attendance.

3.3.2.      Scope of Committee Authority.  For the avoidance of doubt, matters that are specified in this Article 3 (Collaboration Management) only to be reviewed and discussed (as opposed to reviewed, discussed, and approved) or where a committee is to oversee certain activities do not require any agreement or decision by either Party and are not subject to the voting and decision-making procedures set forth in this Section 3.3 (Decision Making).

3.3.3.        Escalation.  If the JRC is unable to reach agreement as to a particular matter within its jurisdiction within [***] (or a later date mutually agreed to by the Parties) after such matter has been brought to the JRC for resolution, then such disagreement will be referred to the JSC for resolution. If the representatives of Novartis and Ionis are unable to agree on or resolve any matter requiring the approval of the JSC (including any disagreements referred from the JRC to the JSC) after the use of good faith efforts, then, at the election of either Party, such Party may refer such matter to the Party’s respective Executives. The Executives will use good faith efforts to resolve any such disagreement so referred to them as soon as practicable, and any final decision that the Executives agree to in writing will be conclusive and binding on the Parties. If the Executives are unable to resolve any disagreement so referred within a period of [***] after such matter is referred to them (or such longer period as the Executives may agree upon), then:

(a)          Novartis Final Decision-Making Authority.  Except for the matters set out in Section 3.3.3(b) (Ionis Final Decision-Making Authority), Novartis will have the right to make the final decision regarding [***], provided, however, that:

(i)	[***];

(ii)	[***];

(iii)	[***]; and

(iv)	[***].

(b)         Ionis Final Decision-Making Authority.  Ionis will have the right to make the final decision regarding [***].

3.4.        Day-to-Day Responsibilities.  Each Party will: (a) be responsible for day-to-day implementation and conduct of the activities hereunder for which it has or is otherwise assigned responsibility under this Agreement, provided that such implementation is consistent with the express terms of this Agreement and the decisions of the JSC that are within the scope of its authority as provided herein; and (b) provide the other Party with information about material events related to the progress of such activities, as may be reasonably requested by the other Party from time to time.

3.5.        Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JSC or JRC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JSC and JRC shall not have the power to: (a) amend, modify, or waive compliance with this Agreement or any term or condition of this Agreement; (b) make any determination that any Party is in breach of this Agreement, (c) impose additional material financial obligations on a Party beyond those provided in this Agreement, or (d) make any decisions in a manner that would require a Party to perform any act that would cause such Party to violate any Applicable Law or the requirements of any Regulatory Authority, or otherwise breach any of its obligations hereunder.

3.6.       Alliance Managers.  Each Party shall appoint a representative to act as its alliance manager under this Agreement (each, an “Alliance Manager”). The Alliance Managers shall be responsible for: (a) facilitating the flow of information and otherwise promoting communication, coordination, and collaboration between the Parties under this Agreement, (b) providing support and guidance to the JSC and the JRC, (c) developing a mutually agreed launch plan covering any activities and systems the Parties need to implement within 100 days after the Effective Date, (d) coordinating proper approval of press releases, publications, and public disclosures prior to submission in accordance with Section 12.4 (Press Release; Publications; Disclosure of Agreement), and (e) organizing JSC and JRC meetings, including agendas, drafting minutes, publishing final minutes and facilitating dispute resolution as necessary. The Alliance Managers shall have the right to attend all meetings of the JSC and the JRC as non-voting members, and shall bring matters to the attention of the relevant committee if the Alliance Manager reasonably believes that such matter warrants such attention. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

ARTICLE 4
EXCLUSIVITY

4.1.        Exclusivity Covenants.  Except as expressly set forth in this Article 4 (Exclusivity), neither Party nor its Affiliates will (independently or with a Third Party) Develop or Commercialize any Competitive Compound until the earlier of (a) [***] or (b) [***]. For clarity, the exclusivity obligations in this Section 4.1 (Exclusivity Covenants) will not survive expiration or termination of this Agreement.

4.2.     Limitations and Exceptions to the Parties’ Exclusivity Covenants.  Notwithstanding anything to the contrary in Section 4.1 (Exclusivity Covenants), either Party or its Affiliates may perform the following activities:

(a)         With regard to such Party and its Affiliates:

(i)          all activities permitted or contemplated under this Agreement, including Exploiting a Licensed Product in accordance with this Agreement and those activities contained in Section 4.3 (Acquisition of a Competitive Compound), Section 4.4 (Change of Control), and Section 4.5 (Effect of Exclusivity on Indications); and

(ii)         all activities permitted or contemplated under the Akcea-Novartis Collaboration Agreement.

(b)         With regard to Ionis and its Affiliates:

(i)           activities conducted pursuant to the Prior Agreements [***] in Appendix 3 (License Conditions; Limitations); and

(ii)          the granting of, or performance of obligations under, Permitted Licenses.

4.3.      Acquisition of a Competitive Compound. The Parties acknowledge that after the Effective Date a Party or any of its Affiliates may in-license or otherwise acquire rights (including through any merger or business combination but excluding through a Change of Control Event) to Develop or Commercialize a Competitive Compound (such Competitive Compound, an “Acquired Compound”). In the case of such a transaction where a Party acquires rights to Develop or Commercialize an Acquired Compound and, on the date of closing of such transaction, such Acquired Compound is being Developed or Commercialized and such activities would violate Section 4.1 (Exclusivity Covenants), then, (a) such Party must notify the other Party within [***] of closing of such transaction and (b) notwithstanding anything to the contrary in this Agreement, within [***] after such acquisition (such period, the “Evaluation Period”), such Party (or its Affiliate) or such Third Party must (i) [***], or (ii) [***]. Novartis will have the right to extend the Evaluation Period for an additional [***] by providing written notice to Ionis prior to the expiration of the [***] period and paying Ionis a one-time fee of $[***].  Following receipt of such notice, Ionis will promptly provide Novartis with an Invoice for such fee and Novartis shall pay such fee within [***] after receipt by Novartis of such Invoice. [***].  During the period between the closing of a transaction to acquire rights to an Acquired Compound and the date that the applicable Party completes the steps set forth in clause (b)(i) or (b)(ii) above, such Party must (1) establish and enforce internal processes, policies, procedures and systems to segregate information relating to any such Acquired Compound from any Confidential Information related to the Development Candidates and Licensed Products under this Agreement, (2) not use, directly or indirectly, any Patent Rights, Know-How or Confidential Information licensed or acquired from the other Party under this Agreement in the Exploitation of such Acquired Compound, and (3) segregate all activities relating to the Acquired Compound from the Exploitation of the Development Candidates and Licensed Products under this Agreement.

4.4.        Change of Control.  If there is a Change of Control Event involving a Party (where such Party or its parent is the acquired entity), then the obligations of Section 4.1 (Exclusivity Covenants) will not apply to any product that (a) is controlled by the relevant acquirer or its Affiliates and (b) exists prior to the closing of such Change of Control Event or is subsequently developed by the relevant acquirer or any of its Affiliates existing immediately prior to the effective date of such Change of Control Event (such product, a “Competitive Product”); provided that (i) the acquired Party and the acquirer and its Affiliates existing immediately prior to the effective date of such Change of Control Event establish and enforce internal processes, policies, procedures and systems to segregate information relating to any such Competitive Product from any Confidential Information related to the Development Candidates and Licensed Products under this Agreement, (ii) the acquirer and its Affiliates existing immediately prior to the effective date of such Change of Control Event do not use, directly or indirectly, any Patent Rights, Know-How or Confidential Information of the acquired Party (including any Patent Rights, Know-How or Confidential Information licensed or acquired from the other Party under this Agreement) in the Exploitation of such Competitive Product, and (iii) the acquired Party and the acquirer will segregate all activities relating to the Competitive Product from the Exploitation of the Development Candidates and Licensed Products under this Agreement.

4.5.        Effect of Exclusivity on Indications.  While Ionis and Novartis are subject to certain restrictive covenants under Section 4.1 (Exclusivity Covenants), the Parties acknowledge and agree that, for clarity, each Party (on its own or with a Third Party) may continue to Develop and Commercialize any therapeutic compound that is designed to directly modulate a gene other than APO(a) for any indication, even if such therapeutic compound is designed to treat the same indication as a Licensed Product.

ARTICLE 5
LICENSE GRANTS; TECHNOLOGY TRANSFER AND SUPPORT

5.1.         License Grants to Novartis.

5.1.1.      License for Research Activities.  Subject to the terms of this Agreement, Ionis hereby grants to Novartis a worldwide, non-exclusive, sublicensable (in accordance with Section 5.3 (Sublicense Rights)) license under (a) the Ionis Research Activities Technology and the Licensed Technology, in each case, to (i) during the Research Term, perform the Research Activities allocated to Novartis under the Research Plan, (ii) during the Carryover Period or during the period after [***] until [***], conduct Research to identify a Compound that satisfies the Development Candidate Criteria and (iii) conduct internal Research utilizing any Licensed Compound solely to the extent such Research is in connection with the Exploitation of a Licensed Product or the Licensed Compound included in such Licensed Product; provided that, for clarity, such license to conduct internal Research shall not include a license to Develop or Commercialize such Licensed Compound or any product containing such Licensed Compound and will not be sublicensable to any Third Parties, and (b) the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How to Manufacture non-GMP API for the Research Activities solely if Novartis elects to assume responsibility for Manufacturing and supplying such non-GMP API in accordance with Section 2.7 (Manufacturing and Supply).

5.1.2.        Licensed Product License.  Subject to the terms and conditions of this Agreement, including Section 5.11 (HSR Matters), on a Development Candidate-by-Development Candidate basis, effective upon the DC Selection Date for such Development Candidate in accordance with Section 2.2.4 (Development Candidate Selection Process), Ionis hereby grants to Novartis an exclusive (even as to Ionis), royalty-bearing, sublicensable (in accordance with Section 5.3 (Sublicense Rights)) license under the Licensed Technology to Exploit such Development Candidate and Licensed Products containing such Development Candidate in the Field in the Territory (such license, a “Licensed Product License”).

5.2.       Research License Grant to Ionis.  Subject to the terms of this Agreement, Novartis hereby grants to Ionis a worldwide, non-exclusive license, with the right to grant sublicenses only to its Affiliates and to subcontractors set forth in the Research Plan, under the Novartis Research Activities Technology to perform the Research Activities allocated to Ionis under the Research Plan or, as applicable, to conduct Research to identify a Compound that satisfies the Development Candidate Criteria during the Carryover Period.

5.3.        Sublicense Rights.  Novartis will have the right to grant sublicenses under the licenses granted to Novartis in Section 5.1 (License Grants to Novartis) as expressly permitted by this Section 5.3 (Sublicense Rights).

5.3.1.         Right to Grant Sublicenses.  Notwithstanding anything to the contrary but subject to this Section 5.3 (Sublicense Rights), Novartis will have the right to grant sublicenses (through multiple tiers) under the licenses granted under Section 5.1 (License Grants to Novartis) to its Affiliates and Third Parties, provided, that:

(a)          any sublicense under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How shall be subject to Section 5.4.2 (Novartis’ CMOs); and

(b)          any [***] shall require Ionis’ prior written consent (which consent will not be unreasonably withheld, conditioned or delayed).

5.3.2.        Sublicensing Requirements. Each sublicense granted by either Party will be consistent with and subject to the applicable terms and conditions of this Agreement and the Party granting such sublicense will remain responsible to the other Party for the compliance of each such sublicensee with such terms and conditions. Novartis will, within [***] following the grant of a sublicense pursuant to Section 5.3.1 (Right to Grant Sublicenses) other than [***], notify Ionis of its grant of any sublicense pursuant to Section 5.3.1 (Right to Grant Sublicenses), including the identity of the relevant Sublicensee as well as a [***]. [***], Novartis will promptly provide Ionis with a true and complete copy of any sublicense agreement for, or that includes, such country that is (a) granted to a CMO under Section 5.4.2 (Novartis’ CMOs) or (b) for a grant of all or substantially all of Novartis’ or its Affiliates’ rights to Commercialize a Licensed Product in such country to a Third Party; provided, however, that Novartis will have the right to redact any financial terms and other technical or business information from such copy of the sublicense agreement if Novartis determines in good faith that such redactions are necessary to protect any of its or its Sublicensee’s confidential or proprietary information unrelated to Novartis’ obligations under this Agreement.

5.3.3.         Enforcement of Sublicense Agreements.  In the event of a material breach of any sublicense granted by Novartis pursuant to Section 5.3.1 (Right to Grant Sublicenses), [***], Novartis will inform Ionis promptly after becoming aware of such breach.  If such breach is [***], then Ionis may request Novartis to enforce the terms of the breached provision(s) of such sublicense. If Novartis fails to take any action to enforce such terms within [***] after Ionis’ request, then, [***], Ionis may enforce such terms on Novartis’ behalf and, in such case, Novartis will cooperate with Ionis, upon Ionis’ reasonable request, in connection with enforcing such terms.  Notwithstanding the foregoing, Ionis shall not have the right to amend or otherwise modify the terms of any such sublicense or impose any obligations on Novartis in connection with such enforcement. For clarity, this Section 5.3.3 (Enforcement of Sublicense Agreements) will not limit or modify Novartis’ obligation to remain responsible to Ionis for Novartis’ sublicensees’ compliance with the terms and conditions of this Agreement.

5.3.4.       Effect of Termination on Sublicenses.  If this Agreement terminates for any reason, any Sublicensee that has been granted a sublicense pursuant to Section 5.3.1 (Right to Grant Sublicenses), other than [***], and that is not, at the time of termination, in material breach of its sublicense agreement with Novartis, will, from the effective date of such termination, automatically become a direct licensee of Ionis with respect to the rights sublicensed to the Sublicensee by Novartis; so long as (a) such Sublicensee agrees in writing to comply with all of the terms of this Agreement to the extent applicable to the rights originally sublicensed to it by Novartis, (b) such Sublicensee agrees to pay directly to Ionis such Sublicensee’s payments under this Agreement to the extent applicable to the rights sublicensed to it by Novartis, and (c) in no event will Ionis have any greater obligations to any such Sublicensee than it has to Novartis under this Agreement. Upon Ionis’ written request after such termination of this Agreement, Novartis will [***] deliver to Ionis within [***] a copy of any such sublicense with such Sublicensee; provided that Novartis may redact any information in such sublicense that does not relate to the Licensed Products.

5.4.         Subcontracting.

5.4.1.        General.  Subject to the terms of Section 5.2 (Research License Grant to Ionis), Section 5.3.1 (Right to Grant Sublicenses), and this Section 5.4 (Subcontracting), each Party will have the right to engage Third Party subcontractors to perform certain of its obligations under this Agreement.  Any subcontractor to be engaged by a Party to perform a Party’s obligations set forth in this Agreement will meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity and will be bound by written obligations of confidentiality and non-use consistent with this Agreement.  Any Party engaging a subcontractor hereunder will remain responsible and obligated for such activities and will not grant rights to such subcontractor that interfere with the rights of the other Party under this Agreement. As between the Parties, each Party will be responsible for any income or non-income taxes that arise as a result of such Party’s use of any Third Party subcontractors hereunder, including payroll, income, withholding, sales and use, VAT, customs, duties excise or property taxes, and such taxes will not be reimbursable expenditures.

5.4.2.         Novartis’ CMOs.

(a)         Ionis agrees that, where Novartis wishes to (sub)contract with a Third Party to Manufacture API or Licensed Products in accordance with Section 5.3.1(a) (Right to Grant Sublicenses), Ionis will, within [***] of any request by Novartis, provide Novartis with a letter of authorization as necessary for Novartis to be able to contract with such Third Party in accordance with the terms of this Agreement if such Third Party already has a valid license granted by Ionis or its Affiliates; provided that if Ionis has not provided the necessary letter of authorization to Novartis within such [***] period, then the required authorization shall be deemed granted by Ionis. If such Third Party does not have a valid license under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How, then Ionis will, within [***] (or such other period as mutually agreed between the Parties) of any request by Novartis, grant such license to such Third Party to Manufacture API or Licensed Products in a manufacturing facility owned or operated by such Third Party on reasonable terms consistent with the terms of the relevant Prior Agreements with CMOs, provided that if Ionis has not granted the required license to the Third Party within such [***] period (or such other period as mutually agreed between the Parties), then [***].

(b)         Ionis furthermore agrees to [***], grant such Third Party the required license [***] with respect to the Manufacture of API or Licensed Products for Novartis or its Affiliates or Sublicensees.

(c)        Novartis will use Commercially Reasonable Efforts to ensure that any CMOs Novartis may use to conduct any such Manufacturing activities will be obligated to assign to Novartis all right, title, and interest in and to any inventions developed by such (sub)contractors in the performance of such activities. In addition, Novartis will [***]. [***] will have final decision-making authority with regard to the selection of CMOs (provided that such CMO is engaged in accordance with Section 5.3.1(a)(Right to Grant Sublicenses) and this Section 5.4 (Subcontracting)) and the terms of any such CMO Agreement.

5.5.      Consequence of Natural Expiration of this Agreement.  If this Agreement naturally expires in accordance with Section 11.1.1 (Agreement Term; Expiration) or Section 11.1.2 (Agreement Term; Expiration), then with respect to any Licensed Product that is the subject of such expiration for which Novartis has a license under Section 5.1.2 (Licensed Product License) at such time, Ionis grants to Novartis a perpetual, non-exclusive, worldwide, royalty-free and sublicensable (through multiple tiers) license under Ionis Manufacturing and Analytical Patents and the Licensed Know-How to Develop, Manufacture, have Manufactured and Commercialize such Licensed Product.

5.6.       No Implied Licenses.  All rights in and to Licensed Technology not expressly licensed to Novartis under this Agreement are hereby retained by Ionis and its Affiliates. All rights in and to Novartis Technology not expressly licensed to Ionis under this Agreement are hereby retained by Novartis and its Affiliates. Except as expressly provided in this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property.

5.7.        License Conditions; Limitations.  The licenses granted under Section 5.1 (License Grants to Novartis), and the sublicense rights under Section 5.3 (Sublicense Rights) are subject to (a) [***] the Prior Agreements disclosed in Appendix 3 (License Conditions; Limitations), (b) the Ionis In-License Agreements, and (c) in-licenses to [***] included in the license granted to Novartis under Section 5.1 (License Grants to Novartis) pursuant to Section 7.9.2 (New In-License Agreements).

5.8.         Trademark and Domain Names.

5.8.1.        As between the Parties, Novartis will be solely responsible for selecting, registering and maintaining the Trademarks used to Commercialize Licensed Products. As between the Parties, Novartis will own and control the Trademarks and pay all relevant costs related thereto.

5.8.2.       As between the Parties, only Novartis will be authorized to initiate at its own discretion legal Proceedings against any infringement or threatened infringement of the Trademarks.

5.8.3.       As between the Parties, Novartis will be responsible for registering, hosting, maintaining and defending the Domain Names under all generic Top Level Domains (gTLDs) and under all relevant country code Top Level Domains (ccTLD). For the avoidance of doubt, Novartis may register such Domain Names in its own name, to host on its own servers, maintain and defend the Domain Names and use them for websites.

5.9.         Technology and Information Transfer.

5.9.1.        Licensed Know-How – Generally.  On a Development Candidate-by-Development Candidate basis, within [***] after the DC Selection Date for a Development Candidate, the Parties will establish and mutually agree on a plan ([***]) pursuant to which Ionis will perform a technology transfer to Novartis of all Licensed Know-How (other than the Ionis Manufacturing and Analytical Know-How) related to such Development Candidate to the extent that such Licensed Know-How is in Ionis’ possession and has not previously been provided hereunder and for use solely in accordance with the licenses granted by Ionis to Novartis hereunder (with respect to each Development Candidate, the “Technology Transfer Plan”). The Technology Transfer Plan for a Development Candidate will set forth the type, name and quantity of any Know-How transferred and the anticipated timelines for completing such transfer.

5.9.2.        Ionis Manufacturing and Analytical Know-How. On a Development Candidate-by-Development Candidate basis, within [***] after the DC Selection Date for a Development Candidate, the Parties will establish and mutually agree on a plan ([***]) pursuant to which Ionis will perform a technology transfer to Novartis of all Ionis Manufacturing and Analytical Know-How related to such Development Candidate and in Ionis’ possession that has not previously been provided hereunder solely for use by Novartis, its Affiliates or a Third Party as permitted under Section 5.3 (Sublicense Rights) in accordance with the licenses granted by Ionis to Novartis hereunder (with respect to each Development Candidate, the “Manufacturing Technology Transfer Plan”). The Manufacturing Technology Transfer Plan for a Development Candidate will set forth the type, name and quantity of any Know-How transferred and the anticipated timelines for completing such transfer.

5.9.3.        Ionis Assistance.  If requested by Novartis, Ionis will provide Novartis with a timely and reasonable level of assistance and cooperation in connection with such Licensed Know-How under Section 5.9.1 (Licensed Know-How – Generally) and such Ionis Manufacturing and Analytical Know-How under Section 5.9.2 (Ionis Manufacturing and Analytical Know-How). Novartis will compensate Ionis in accordance with Section 7.10 (Reimbursement for Ionis’ Time), for Ionis’ and its Affiliates’ activities conducted under Section 5.9.1 (Licensed Know-How – Generally) and Section 5.9.2 (Ionis Manufacturing and Analytical Know-How).

5.10.       Cross-Licenses under Program Technology.

5.10.1.      Enabling Patent License from Novartis to Ionis.  Subject to the terms and conditions of this Agreement (including Ionis’ exclusivity obligations under Section 4.1 (Exclusivity Covenants) and without limiting the license(s) granted to Novartis under Section 5.1 (License Grants to Novartis)), Novartis hereby grants Ionis a fully-paid, royalty-free, irrevocable, worldwide, non-exclusive, sublicensable (through multiple tiers) license under any Novartis Program Technology ([***]), to Develop, manufacture, have manufactured, and Commercialize products that include an Oligonucleotide as an active pharmaceutical ingredient (other than a Licensed Product that is being Developed or Commercialized by Novartis, its Affiliates or Sublicensees under this Agreement).

5.10.2.      Enabling Patent License from Ionis to Novartis.  Subject to the terms and conditions of this Agreement (including Novartis’ exclusivity obligations under Section 4.1 (Exclusivity Covenants) and without limiting the license(s) granted to Novartis under Section 5.1 (License Grants to Novartis)), Ionis hereby grants Novartis a fully-paid, royalty-free, irrevocable, worldwide, non-exclusive, sublicensable (through multiple tiers) license under any Ionis Program Technology (excluding any Product-Specific Patents) to the extent it was discovered, invented, or created during the Research Term to Develop, manufacture, have manufactured, and Commercialize products that do not include an Oligonucleotide as an active pharmaceutical ingredient; provided, however, if [***].

5.11.       HSR Matters.

5.11.1.      Effectiveness of the Agreement.  Except for the Parties’ rights and obligations under this Section 5.11 (HSR Matters), Article 9 (Representations, Warranties and Covenants), Article 12 (Confidentiality), and Article 13 (Miscellaneous), which will be effective as of the Execution Date, this Agreement will not become effective until the applicable waiting period (and any extensions thereof, including any timing agreement entered into with the United States Federal Trade Commission (“FTC”) or the Antitrust Division of the United States Department of Justice (“DOJ”)) under the HSR Act shall have expired or terminated (the “Effective Date”).  Novartis will provide written notice to Ionis of such Effective Date.  As of the Effective Date, all other provisions of this Agreement will become effective automatically without the need for further action by the Parties. Notwithstanding any other provisions of this Agreement to the contrary, if the Effective Date has not occurred on or before the date that is [***] after the Execution Date (the “Outside Date”), then either Party, by written notice to the other, may terminate this Agreement, which will then become void and of no further effect as of such notice, provided that the Outside Date may be extended upon written notice from either Party to the other Party prior to the then-applicable Outside Date expiring up to [***] times for a period of [***] each if the Effective Date has not occurred within such [***] period or such initial [***] period, as applicable; provided that such requesting Party is not in material breach of its obligations under this Section 5.11 (HSR Matters).

5.11.2.       HSR Filing.

(a)         Ionis and Novartis will, as promptly as practicable (but no later than [***] after the Execution Date), prepare and file with the FTC and DOJ, the Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) required for the transactions contemplated hereby, together with all required documentary attachments thereto (the “HSR Filings”). Notwithstanding the foregoing, the Parties may, upon mutual agreement, delay the filing of any of the HSR Filings if they reasonably believe that such delay would result in obtaining any clearance required under the HSR Act for the consummation of this Agreement and the transactions contemplated hereby more expeditiously. Each of Ionis and Novartis will cooperate in the antitrust clearance process, including by furnishing to each other’s counsel such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and to furnish promptly with the FTC and DOJ any information reasonably requested by them in connection with such filings. Each Party will be responsible for its own fees, costs and expenses associated with any HSR Filings or in connection with its obligations pursuant to this Section 5.11.2 (HSR Filing).

(b)         Ionis and Novartis will each use commercially reasonable efforts to promptly obtain the expiration or termination of the HSR waiting period as it relates to this Agreement and the transactions contemplated hereby and will keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC or DOJ and will comply promptly with any such inquiry or request. Commercially reasonable efforts as used in this Section 5.11.2 (HSR Filing) will not include, and will not require, proposing, negotiating, committing to or effecting, by consent decree, hold separate order, or otherwise, (i) the sale, divestiture, disposition, licensing or sublicensing of any of a Party’s or its Affiliates’ assets, properties or businesses, (ii) behavioral limitations, conduct restrictions or commitments with respect to such assets, properties or business, or of any of the rights or obligations of a Party under this Agreement, or (iii) defending through litigation any claim asserted in court by any Third Party that would restrain, prevent or delay the Effective Date.

(c)         The Parties will instruct their respective counsel to cooperate with each other and use commercially reasonable efforts to facilitate and expedite the identification and resolution of any issues arising under the HSR Act at the earliest practicable dates. Such commercially reasonable efforts and cooperation include counsel’s undertaking to (i) keep each other informed of communications, inquiries and requests from and to personnel of the FTC or DOJ, including by providing copies thereof to the other Party (subject to reasonable redactions for privilege or confidentiality concerns), and (ii) confer with each other regarding appropriate contacts with and response to such personnel of the FTC or DOJ and the content of any such contacts or presentations. Each of Ionis and Novartis will consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with the FTC or DOJ with respect to any such filings, applications, investigation, or other inquiry and, to the extent permitted by the DOJ or FTC, give the other Party the opportunity to attend and participate in such meeting or discussion. Ionis and Novartis will each give the other Party the opportunity to review in advance, and will consider in good faith the other Party’s reasonable comments in connection with, the content of any presentations, white papers or other written materials to be submitted to the FTC or DOJ. Notwithstanding any of the preceding, the final determination as to the appropriate course of action shall be made by [***]. For clarity, the Parties’ rights and obligations hereunder apply only in so far as they relate to this Agreement and to the transactions contemplated under this Agreement.

(d)        Prior to designating a Development Candidate, Novartis will determine whether HSR Filings or any other antitrust or merger control filings are required in connection with the grant of the Licensed Product License for such Development Candidate. If Novartis reasonably determines that an HSR Filing is required, Novartis shall notify Ionis thereof, and the Parties will comply with the provisions of this Section 5.11.2 (HSR Filing), which will apply mutatis mutandis with respect to such HSR Filing.  If Novartis reasonably determines that any other antitrust or merger control filings or submissions are required in connection with the grant of such Licensed Product License, the Parties will cooperate to effect such filing or submission and use commercially reasonable efforts to cause such Licensed Product License to go into effect as expeditiously as possible.  If HSR Filings or any other antitrust or merger control filings are required in connection with the grant of the Licensed Product License for a Development Candidate, the Licensed Product License for such Development Candidate will not be effective until the applicable waiting period (and any extensions thereof, including any timing agreement entered into with the FTC or the DOJ under the HSR Act) shall have expired or terminated.

ARTICLE 6
DEVELOPMENT, REGULATORY, AND COMMERCIALIZATION

6.1.         Development.  Subject to the terms and conditions of this Agreement, from and after the expiration of the Research Term, (a) as between the Parties, Novartis will have sole and exclusive control over the Development of any Licensed Products and (b) Novartis shall itself, or through its Affiliates or Sublicensees, use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for [***]. For clarity, (i) Novartis’ application of Commercially Reasonable Efforts shall not require Novartis to [***] and (ii) such obligation to use Commercially Reasonable Efforts shall [***].

6.2.         The Strategic Plan for Licensed Product(s).

6.2.1.        Scope. Novartis will adopt a [***] global strategic development and commercialization plan to Develop and Commercialize the Licensed Products (the “Strategic Plan”). The Strategic Plan will cover both the long-term global strategy for each Licensed Product and, on a rolling [***] basis, the material Development and Commercialization activities Novartis plans to perform over the course of the next [***].

6.2.2.       Initial Strategic Plan.  Novartis will deliver the initial Strategic Plan for the Licensed Products to Ionis within [***] after expiration of the Research Term, or if a Development Candidate has not been designated at such time, within [***] following [***] for the first Development Candidate designated thereafter. Ionis may review and comment on such plan and Novartis will consider such comments in good faith.

6.2.3.       Updating the Strategic Plan. Novartis will review and update the Strategic Plan every [***] and, if requested by Ionis following receipt of such update, the Parties will meet (in person or virtually) to review such update, which meeting may be held as part of a JSC meeting if the JSC is still in existence.  The Parties will mutually determine the location of such meetings. Each Party will be responsible for the costs of its own representatives attending such meetings.

6.2.4.        Ad Hoc Meetings.  At either Party’s reasonable request, the Parties may as mutually agreed on an ad-hoc basis meet or hold a telephone conference to address any urgent matters that arise with respect to the Licensed Products.

6.3.       Commercialization. As between the Parties, Novartis will be solely responsible for all aspects of Commercialization of the Licensed Products, including planning and implementation, distribution, booking of sales, and pricing and reimbursement. Novartis shall itself, or through its Affiliates or Sublicensees, use Commercially Reasonable Efforts to Commercialize [***]. For clarity, (i) Novartis’ application of Commercially Reasonable Efforts shall not require Novartis to [***] and (ii) such obligation to use Commercially Reasonable Efforts shall [***].

6.4.         Regulatory Interactions.

6.4.1.        Regulatory Responsibility; Major Regulatory Submissions.  As between the Parties, Novartis will be responsible for (i) determining the regulatory plans and strategies for the Licensed Products, (ii) (either itself or through its Affiliates or Sublicensees) making all regulatory filings with respect to the Licensed Products, and (iii) obtaining and maintaining Regulatory Approvals in the name of Novartis or its Affiliates or Sublicensees. [***], Novartis will provide Ionis with any Major Regulatory Submissions to any Regulatory Authority in each Major Market for such Licensed Product in advance of providing such submission to the applicable Regulatory Authority for Ionis to provide any comments on the contents thereof. If Ionis does not provide comments within [***] from receipt (or shorter notice as reasonably indicated by Novartis), then Novartis will be entitled to submit such submissions. Novartis will consider in good faith any such comments provided on a timely basis by Ionis. [***], Novartis will also provide Ionis with a copy of all final Major Regulatory Submissions without undue delay after providing such submission to the relevant Regulatory Authority and all Major Regulatory Communications without undue delay after receiving such correspondence from a Regulatory Authority. For the avoidance of doubt, Ionis’ performance under this Section 6.4.1 (Regulatory Responsibilities; Major Regulatory Submissions) shall be at no cost to Novartis.

6.4.2.      Ionis Cooperation.  If requested by Novartis, Ionis shall cooperate with and provide reasonable assistance to Novartis in connection with filings or submission to any Regulatory Authority relating to the Licensed Products, including by executing any required documents, providing access to personnel and providing Novartis with copies of all reasonably required documentation and supporting data. Novartis will compensate Ionis in accordance with Section 7.10 (Invoices) for Ionis’ and its Affiliates’ activities conducted under this Section 6.4.2 (Ionis Cooperation). To the extent required to submit a regulatory filing or submission to a Regulatory Authority, Ionis shall grant or cause to be granted to Novartis and its Affiliates or Sublicensees cross-reference rights to any relevant drug master files and other filings Controlled by Ionis or its Affiliates and submitted with any Regulatory Authority.

6.4.3.       Class Generic Claims; Investigator’s Brochure.  To the extent Novartis intends to make any claims in a Licensed Product label or regulatory filing that are class generic to Oligonucleotides, Ionis’ or its Affiliate’s chemistry platform(s), Conjugate Technology, or any other Ionis technology included in a Licensed Product, Novartis will provide such claims and regulatory filings to Ionis in advance and will consider in good faith any proposals and comments made by Ionis (or its Affiliates). Novartis will provide Ionis updated versions of the investigator’s brochure [***].

6.5.       Compliance.  Each Party will perform its activities pursuant to this Agreement (and will use reasonable efforts to require Third Parties to perform any such activities) in compliance with Applicable Law, including good laboratory practices (GLP), good clinical practices (GCP), and good manufacturing practices (GMP), in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted or which are otherwise affected.

6.6.         Pharmacovigilance and Ionis Internal Oligonucleotide Safety Database.

6.6.1.         Pharmacovigilance Agreement.  If, at any time during the Agreement Term, the Parties agree that it is necessary to enter into a separate pharmacovigilance agreement in order to fulfill their respective local and international regulatory reporting obligations to Regulatory Authorities and other Applicable Law, then the Parties will negotiate in good faith a pharmacovigilance agreement which is consistent with such reporting obligations and such other Applicable Law.

6.6.2.          Ionis Internal Oligonucleotide Safety Database.

(a)     Ionis maintains an internal database that includes information regarding the tolerability of its drug compounds, individually and as a class, including information discovered during non-clinical and clinical development (the “Ionis Internal Oligonucleotide Safety Database”). To the extent identified and collected by Novartis or its Affiliates, Novartis will [***] promptly provide Ionis with all material information concerning toxicology, pharmacokinetics, safety pharmacology study(ies) and adverse events directly related to the Licensed Products.  Novartis may elect to provide such information in the form in which Novartis maintains such information for internal purposes. In addition, with respect to the Licensed Products, Novartis will provide Ionis with copies of Annual safety updates filed with each IND (e.g., DSURs or IND annual reports) and the safety sections of any final Clinical Study reports within [***] following the date such information is submitted to the applicable Regulatory Authority, as applicable. Furthermore, Novartis will answer in a timely manner any follow-up questions reasonably requested by Ionis or its Affiliates to the extent such data and answers are reasonably available to Novartis. In addition, so long as Ionis does not disclose the identity of a Licensed Product or the identity of Novartis, its Affiliates or its Sublicensees, Ionis may disclose any such information to (i) Ionis’ other partners pursuant to Section 6.6.2(b) (Ionis Internal Oligonucleotide Safety Database) below if such information is regarding class generic properties of Oligonucleotides, (ii) any other Third Party (other than a Regulatory Authority) that contributes to the populating of the Ionis Internal Oligonucleotide Safety Database, or (iii) a Regulatory Authority. Novartis will deliver all such information to Ionis for the Ionis Internal Oligonucleotide Safety Database to Ionis at 2855 Gazelle Court, Carlsbad, California 92010, Attention: Chief Medical Officer (or to such other address/contact designated in writing by Ionis).  Novartis will [***] cause its Sublicensees to comply with this Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database). At either Party’s request, the Alliance Managers will use good faith efforts to establish mutually acceptable specific time periods for the provision of information under this Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database).

(b)       From time to time, Ionis utilizes the information in the Ionis Internal Oligonucleotide Safety Database to conduct analyses to keep Ionis and its partners informed regarding class generic properties of Oligonucleotides, including with respect to safety. As such, if and when Ionis identifies safety or other related issues that may be relevant to a Licensed Product (including any potential class-related toxicity), Ionis will inform Novartis in a timely manner of such issues and, if requested, allow Novartis to review such issues and conclusions and allow Novartis the opportunity to review and align on safety statement and health authority submissions in a timely manner before release.

(c)        During the Agreement Term, Novartis may submit written requests to Ionis for Ionis to have queries run of the Ionis Internal Oligonucleotide Safety Database relevant to the Licensed Products, and Ionis will [***] promptly cause such queries to be run and deliver to Novartis the results of such queries. Any information disclosed by a Party to the other Party under this Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database) will be treated as Confidential Information of such Party in accordance with Article 12 (Confidentiality).

(d)       To the extent any information required to be disclosed by Novartis to Ionis under this Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database) is disclosed pursuant to a pharmacovigilance agreement entered into pursuant to Section 6.6.1 (Pharmacovigilance Agreement), such disclosure shall be deemed to satisfy the corresponding obligation under this Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database).

ARTICLE 7
FINANCIAL PROVISIONS

7.1.      Upfront Fee.  In consideration of the licenses and rights granted to Novartis hereunder, Novartis will pay Ionis a non-refundable, non-creditable upfront payment of $60,000,000 no later than [***] (the “Upfront Fee”).

7.2.        Payments for Development Activities.  Upon the designation of each of the [***] Development Candidates in accordance with Section 2.2.4 (Development Candidate Selection Process), Novartis will pay Ionis $[***]. Each payment is due within [***] after receipt by Novartis of an Invoice from Ionis for such amount, provided that such Invoice may not be provided earlier than the DC Selection Date for such Development Candidate. For clarity, the maximum amount payable under this Section 7.2 (Payments for Development Activities) is $[***].

7.3.      Milestone Payments for Achievement of Early Development Milestone Events.  In further consideration of the licenses and rights granted to Novartis hereunder, Novartis will pay Ionis each of the milestone payments set forth in Table 1 below upon the achievement of the corresponding development milestone event listed in Table 1 for [***] Licensed Products to achieve such milestone events:

Table 1
Early Development Milestone Event	Milestone Event Payment
1. [***]	US$[***]
2. [***]	US$[***]

Each milestone payment set forth in Table 1 above will be paid [***] upon the achievement of the milestone event by [***] Licensed Product regardless of how many Licensed Products achieve such milestone event or how many times such Licensed Products achieve such milestone event. For clarity, the maximum aggregate milestone payments payable under Table 1 above if each early development milestone event is achieved [***] is $[***].

7.4.      Milestone Payments for First Achievement of Development Milestone Events.  In further consideration of the licenses and rights granted to Novartis hereunder, Novartis will pay Ionis each of the milestone payments set forth in Table 2 below upon the achievement of the corresponding development milestone event listed in Table 2 for a Licensed Product:

Table 2
Development Milestone Event	Milestone Event Payment
1. [***]	US$[***]
2. (a) [***] or (b) [***]	US$[***]
3. [***]	US$[***]
4. [***]	US$[***]
5. [***]	US$[***]
6. [***]	US$[***]

Each milestone payment set forth in Table 2 above will be paid only once upon the first achievement of the milestone event by the applicable Licensed Product regardless of how many Licensed Products achieve such milestone event or how many times such Licensed Product achieves such milestone event. For clarity, the maximum aggregate milestone payments payable under Table 2 above if each development milestone event is achieved is $[***].

7.5.        Milestone Payments for First Achievement of Sales Milestone Events.  In further consideration of the licenses and rights granted to Novartis hereunder, on a Licensed Product-by-Licensed Product basis, Novartis will pay Ionis each of the sales milestone payments set forth in Table 3 below upon the achievement of the corresponding sales milestone event listed in Table 3 for a Licensed Product:

Table 3
Annual Worldwide Net Sales Levels	Milestone Payment
Exceeding US$[***] in Annual Net Sales for a Licensed Product	US$[***]
Exceeding US$[***] in Annual Net Sales for a Licensed Product	US$[***]
Exceeding US$[***] in Annual Net Sales for a Licensed Product	US$[***]
Exceeding US$[***] in Annual Net Sales for a Licensed Product	US$[***]
Exceeding US$[***] in Annual Net Sales for a Licensed Product	US$[***]

Each milestone payment set forth in Table 3 above will be paid only once upon the first achievement of the milestone event by the applicable Licensed Product regardless of how many Licensed Products achieve such milestone event or how many times such Licensed Product achieves such milestone event. For clarity, the maximum aggregate milestone payments payable under Table 3 above if each sales milestone event is achieved is $[***].

7.6.         Skipped Milestone Payments; Notice and Payment.

7.6.1.        Except with respect to (a) the [***] milestone event in Table 2 above which is addressed in Section 7.6.2 and (b) the [***] milestone event in Table 2 above which [***], if a particular milestone event in Table 2 is not achieved by a Licensed Product, then upon achievement of a later milestone event in Table 2 by a Licensed Product, the milestone event payment applicable to such earlier milestone event will also be due. For example, if [***] without achieving the “[***],” then upon achieving the “[***]” milestone event, both the “[***]” and “[***]” milestone event payments are due.

7.6.2.        If the [***] milestone event in Table 2 above is not achieved by a Licensed Product, but the [***] milestone event in Table 2 above is achieved by a Licensed Product with a [***], then, upon achievement of the [***] milestone event, the applicable payments for the [***] and [***] milestone events in Table 2 will both be due.

7.6.3.       Each time a milestone event other than a sales milestone event set forth in Table 3 above is achieved under this Article 7 (Financial Provisions), Novartis will send Ionis a written notice thereof within [***] following the date of achievement of such milestone event and the applicable milestone payment is due within [***] after receipt by Novartis of an Invoice from Ionis for such amount, provided that such Invoice may not be provided before such notice. With respect to the achievement of any sales milestone event set forth in Table 3 above, Novartis will notify Ionis thereof concurrently with the provision of the Royalty Report for the relevant Calendar Quarter in which such sales milestone event was achieved, and the applicable milestone payment is due within [***] after receipt by Novartis of an Invoice from Ionis for such amount, provided that such Invoice may not be provided before receipt of such notice by Ionis.

7.7.        Royalty Payments.

7.7.1.       Royalty.  In further consideration of the licenses and rights granted to Novartis hereunder, subject to the provisions of this Section 7.7.1 (Royalty) and Section 7.7.2 (Application of Royalty Rates), Novartis will pay to Ionis royalties on Annual worldwide Net Sales of Licensed Products sold by Novartis, its Affiliates or Sublicensees, on a country-by-country and Licensed Product-by-Licensed Product basis, in each case in the amounts as follows in Table 4 below:

Table 4
Royalty Tier	Annual Worldwide Net Sales of such Licensed Product	Royalty Rate
1	For the portion of Annual Worldwide Net Sales ≤ US$[***]	[***]%
2	For the portion of Annual Worldwide Net Sales > US$[***] but ≤ US$[***]	[***]%
3	For the portion of Annual Worldwide Net Sales > US$[***] but ≤ US$[***]	[***]%
4	For the portion of Annual Worldwide Net Sales > US$[***] but ≤ US$[***]	[***]%
5	For the portion of Annual Worldwide Net Sales > US$[***] but ≤ US$[***]	[***]%
6	For the portion of Annual Worldwide Net Sales > US$[***]	[***]%

Annual worldwide Net Sales will be calculated by taking the aggregate sum of Net Sales of a Licensed Product for all countries worldwide.

No royalties are due on Net Sales of Licensed Products arising from compassionate use and other programs providing for the delivery of a Licensed Product at or below cost.  The sales of Licensed Products arising from named patient, compassionate use, or other similar programs will not be considered a First Commercial Sale for purposes of calculating the Royalty Term.

7.7.2.         Application of Royalty Rates.  All royalties set forth under Section 7.7.1 (Royalty) are subject to the provisions of this Section 7.7.2 (Application of Royalty Rates), and are payable as follows:

(a)        Royalty Term.  Novartis’ obligation to pay Ionis the royalties pursuant to Section 7.7.1 (Royalty) above with respect to a Licensed Product will continue on a country-by-country and Licensed Product-by-Licensed Product basis from the date of First Commercial Sale of such Licensed Product in such country until the later of the date of expiration of (i) the last Valid Claim of a Licensed Patent, Jointly-Owned Program Patent, or Novartis Royalty Bearing Patent Covering the sale of such Licensed Product in such country, (ii) any Regulatory Exclusivity Period conferred by the applicable Regulatory Authority in such country with respect to such Licensed Product, and (iii) the [***] anniversary of the First Commercial Sale of such Licensed Product in such country (such royalty period, the “Royalty Term”).

(b)         Know-How Royalty. If a Licensed Product is sold in a country during the applicable Royalty Term at a time when there is no Valid Claim of a Licensed Patent, Jointly-Owned Program Patent, or Novartis Royalty Bearing Patent in such country that Covers the sale of such Licensed Product, then [***].

(c)       Generic Competition During the Royalty Term.  On a country-by-country and Licensed Product-by-Licensed Product basis, if at any time during the Royalty Term a Generic Product is sold in such country and the aggregate Net Sales of such Licensed Product in such country in any Calendar Quarter thereafter are at least [***]% lower as compared to the average quarterly Net Sales of such Licensed Product in such country during the last [***] Calendar Quarters immediately preceding the Calendar Quarter in which the Generic Product was first sold, then, following such reduction in Net Sales, the Net Sales of such Licensed Product in such country used for calculation of royalties pursuant to Section 7.7.1 (Royalty) shall be [***].

7.7.3.          Limitation on Aggregate Reduction for Novartis Royalties.  In no event will the aggregate royalty reductions under Section 7.7.2 (Application of Royalty Rates) and Section 7.9.4 (Right to Offset), alone or together, reduce the royalties payable to Ionis on Net Sales of a Licensed Product in any given Calendar Quarter by more than [***] of the applicable royalties that would otherwise be owed on such Net Sales in such Calendar Quarter without the reductions under Section 7.7.2 (Application of Royalty Rates) and Section 7.9.4 (Right to Offset). If Novartis would, but for the restriction set forth in this Section 7.7.3 (Limitation on Aggregate Reduction for Novartis Royalties), have the right to reduce the royalties due to Ionis for a Licensed Product in a Calendar Quarter by more than [***], then such unused reduction that may otherwise have been taken pursuant to Section 7.9.4 (Right to Offset) may be carried forward and used as a credit against royalties due to Ionis in one or more future Calendar Quarter(s) until such reduction is fully realized.

7.8.        [***]. [***].

7.9.         In-License Agreements.

7.9.1.       Existing In-License Agreements. On a Licensed Product-by-Licensed Product basis, certain of the Licensed Technology Controlled by Ionis as of the Execution Date that may be licensed to Novartis under Section 5.1 (License Grants to Novartis) are in-licensed or were acquired by Ionis or its Affiliates under the agreements with Third Party licensors or sellers listed on Appendix 2 (Ionis In-License Agreements) (such license or purchase agreements being the “Ionis In-License Agreements”), and the payments set out on Appendix 2 (Ionis In-License Agreements) may become payable by Ionis or its Affiliates to such Third Parties under the Ionis In-License Agreements based on the Research, Development, or Commercialization of a Licensed Product by Novartis, its Affiliates or Sublicensees. Any such payment obligations set out on Appendix 2 (Ionis In-License Agreements) will be [***].

7.9.2.        New In-License Agreements. Either Party will promptly provide written notice to the other Party of any Patent Rights or Know-How of a Third Party that it has identified and believes are [***] to Exploit a Development Candidate or Licensed Product, including in the case of Ionis, notice of any such Patent Rights or Know-How that it has identified and believes would constitute Necessary Platform IP (such Patent Rights and Know-How, “Identified Rights”). Ionis or its Affiliates will have the first right, but not the obligation, to negotiate with, and obtain a license from the Third Party Controlling Identified Rights that would have been considered Ionis Core Technology Patents, Ionis Manufacturing and Analytical Know-How, or Ionis Manufacturing and Analytical Patents had Ionis Controlled such Identified Rights on the Execution Date. If, however, Ionis and its Affiliates elect not to obtain such Identified Rights, Ionis will so notify Novartis within [***], and Novartis may obtain such Identified Rights. Novartis or its Affiliates will have the first right, but not the obligation, to negotiate with, and obtain a license from the Third Party Controlling Identified Rights other than those that would have been considered Ionis Core Technology Patents, Ionis Manufacturing and Analytical Know-How, or Ionis Manufacturing and Analytical Patents had Ionis Controlled such Identified Rights on the Execution Date. If, however, Novartis and its Affiliates elect not to obtain such Identified Rights, Novartis will so notify Novartis within [***], and Ionis may obtain such Identified Rights.

7.9.3.         Ionis In-License Agreements.

(a)        New Necessary Platform IP. If (i) Ionis obtains Identified Rights that would have been considered Ionis Core Technology Patents, Ionis Manufacturing and Analytical Know-How, or Ionis Manufacturing and Analytical Patents had Ionis Controlled such Identified Rights on the Execution Date and (ii) such Identified Rights are [***] (such Identified Rights, “Necessary Platform IP”), then such Necessary Platform IP will be included in the license granted to Novartis under Section 5.1 (License Grants to Novartis) and any and all costs arising under such Third Party agreement as they apply to a Licensed Product will be [***].

(b)        Other Identified Rights. If Ionis obtains Identified Rights that are not Necessary Platform IP, then Ionis will include such Identified Rights in the license granted to Novartis under Section 5.1 (License Grants to Novartis) only [***] such Identified Right (or that, prior to the applicable transaction with Ionis or its Affiliates, [***]) to license or acquire such Identified Rights; provided that, if the applicable Identified Rights relate to both a Licensed Compound or Licensed Product and one or more other programs of Ionis or its Affiliates (“Shared Ionis Identified Rights”), then any such [***] will be [***], and Novartis will [***].

7.9.4.        Right to Offset.  If Novartis obtains a license or other rights to any Identified Rights for a Development Candidate or Licensed Product or [***] for obtaining such Identified Rights pursuant to Section 7.9.3(b) (Other Identified Rights) and such rights are necessary to Exploit a Development Candidate or Licensed Product, then Novartis may offset against any royalties payable to Ionis pursuant to Section 7.7.1 (Royalty) for the Exploitation of such Licensed Product in a Calendar Quarter an amount equal to [***]% of any amounts paid to such Third Party or Ionis, as applicable, with respect to the Identified Rights; provided that, if the applicable Identified Rights relate to both a Development Candidate or Licensed Product and one or more other programs of Novartis or its Affiliates (“Shared Novartis Identified Rights”), then [***], and Novartis will only be allowed to exercise the offset set forth in this Section 7.9.4 (Right to Offset) for the amount that is allocated to the applicable Development Candidate or Licensed Products. Any reductions pursuant to this Section 7.9.4 (Royalty Offset) will be [***] pursuant to Section 7.7.2 (Application of Royalty Rates).

7.9.5.         Third Party IP Dispute.  If Ionis does not agree that certain intellectual property acquired by Novartis constitutes Identified Rights that Novartis has the right to offset costs for in accordance with Section 7.9.4 (Right to Offset) or if the Parties do not agree on whether Identified Rights obtained by Ionis are Necessary Platform IP or the allocation of [***] payable in respect of Shared Ionis Identified Rights or the Shared Novartis Identified Rights, then, in any such case, the disputing Party will send written notice to such effect to the other Party and the Parties will engage a mutually agreed upon independent Third Party intellectual property lawyer with expertise in the patenting of Oligonucleotides, and appropriate professional credentials in the relevant jurisdiction, or other applicable expertise, to resolve such dispute. The determination of the Third Party expert engaged under the preceding sentence will be binding on the Parties solely for purposes of, as applicable, determining (a) [***], (b) [***] or (c) [***]. The costs of any Third Party expert engaged under this Section 7.9.5 (Right to Offset) will be paid by the Party against whose position the Third Party lawyer’s determination is made.

7.10.      Reimbursement for Ionis’ Time.  After the first [***] hours of Ionis’ time for any (a) technology transfer assistance provided by Ionis in accordance with Section 2.7.1 (Responsibility During the Research Term) and Section 5.9 (Technology and Information Transfer), and (b) any regulatory assistance provided in accordance with Section 6.4.1 (Regulatory Responsibilities; Major Regulatory Submissions), then Novartis will reimburse Ionis for the FTE Costs [***] within [***] from the date an Invoice is received by Novartis [***]; provided that before Ionis commences work for which it intends to invoice Novartis, Novartis and Ionis will agree to the scope of Ionis’ work and a budget for such work that will include Ionis’ good faith estimate of the [***].

7.11.       Payments.

7.11.1.        Royalty Reports and Payment.

(a)         Beginning with the Calendar Quarter in which the First Commercial Sale for a Licensed Product is made and for each Calendar Quarter thereafter during the Royalty Term, Novartis will provide Ionis with a report summarizing Net Sales in USD and local currency for Licensed Products during the relevant Calendar Quarter and the calculation of royalties and sales milestones (if applicable) due thereon, including country and units, within [***] following the end of each such Calendar Quarter (each a “Royalty Report”).  If no royalties are payable in respect of a given Calendar Quarter, Novartis will nevertheless submit a Royalty Report to Ionis so indicating together with an explanation as to why no such royalties are payable. After its receipt of such Royalty Report, Ionis will submit an Invoice to Novartis for the corresponding royalty payment. Novartis will pay to Ionis such amount within [***] after receipt by Novartis of such Invoice. For the avoidance of doubt, Royalty Reports and any feedback provided by Novartis pursuant to paragraph (b) are Novartis’ Confidential Information subject to the terms and conditions of this Agreement.

(b)         Beginning with the Calendar Quarter in which the First Commercial Sale for a Licensed Product is made and for each Calendar Quarter thereafter during the Royalty Term, [***].

7.11.2.     Mode of Payment.  All payments under this Agreement will be (a) payable in full in U.S. dollars, regardless of the country(ies) in which sales are made, (b) made by wire transfer of immediately available funds to an account designated by Ionis in writing, and (c) non-creditable (except (i) as otherwise provided in Section 4.3 (Acquisition of a Competitive Compound)  or Section 7.12 (Audits) and (ii) [***]. All payments under this Agreement shall be made in US Dollars. Any sales incurred in a currency other than US Dollars shall be converted to the US Dollar equivalent using [***] for the conversion of foreign currency sales into US Dollars. [***]. In addition, an Invoice will be deemed duly delivered by a Party to the other Party under this Agreement when delivered electronically to such other Party and, if so delivered electronically, will be promptly followed by delivery of a paper copy of such Invoice.

7.11.3.       Records Retention.  Commencing with the First Commercial Sale of a Licensed Product, Novartis will keep complete and accurate records pertaining to the Net Sales of Licensed Products for the [***] in accordance with Novartis’ Accounting Standards.

7.12.       Audits.

7.12.1.     During the Agreement Term and for a period of [***] thereafter, at [***] expense and upon written notice to Novartis, Novartis will permit an independent accounting firm of internationally recognized standing (the “Auditor”) appointed by Ionis and reasonably acceptable to Novartis, at reasonable times and upon reasonable notice, but in no case more than [***] per Calendar Year and not more frequently than [***] with respect to records covering any specific period of time, to examine such records as may be necessary for the sole purpose of verifying the accrual of any milestone payments, the calculation and reporting of Net Sales, and the correctness of any milestone or royalty payment made under this Agreement; provided that the Auditor shall only be entitled to audit Novartis’ records from the [***] prior to the Calendar Year in which the audit request is made.

7.12.2.    As a condition to and prior to examining any of Novartis’ records, such Auditor will sign a nondisclosure agreement reasonably acceptable to Novartis in form and substance. Any and all of Novartis’ records examined by such independent certified public accountant will be deemed Novartis’ Confidential Information. Novartis and its Affiliates shall make their records available for inspection by such Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from Ionis.

7.12.3.      Upon completion of the audit, the Auditor will provide both Novartis and Ionis with a written audit report disclosing whether the milestone or royalty payments made by Novartis are correct (“Audit Report”). The Auditor shall have the right to disclose to Ionis only its conclusions regarding any payments owed under this Agreement and all information received and all information learned in the course of any audit or inspection will be deemed Novartis’ Confidential Information. Before it is considered final, Novartis shall have the right to [***] following receipt of such Audit Report. Novartis will provide Ionis and the Auditor with [***].

7.12.4.      If, as a result of any inspection of Novartis’ books and records, it is [***] that Novartis’ payments under this Agreement were more or less than the milestone or royalty amount which should have been paid, then the relevant Party will make all payments required to be made by paying the other Party the difference between such amounts to eliminate any discrepancy revealed by said inspection within [***] of receiving the final Audit Report, with interest calculated in accordance with Section 7.14 (Interest) solely in the event the paying Party is responsible for the discrepancy; provided, however, that any such payment by Ionis to Novartis will be [***]. Ionis will pay for such audit, except that if Novartis is found to have underpaid Ionis by more than [***]% of the amount that should have been paid for the audited period, Novartis will reimburse Ionis [***] charged by the Auditor for the audit.

7.13.       Taxes.

7.13.1.      Taxes on Income.  Each Party alone will be solely responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by Novartis or Ionis (as the case may be)) levied on account of, or measured in whole or in part by reference to, the income of such Party.

7.13.2.      Indirect Taxes.  All amounts mentioned in this Agreement are exclusive of Indirect Taxes.  If any Indirect Taxes are chargeable in respect of any payments, the paying Party will pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments. The Parties will issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. The Parties agree to reasonably cooperate to provide any information required by the Party pursuing a refund of Indirect Taxes paid.

7.13.3.      Withholding Tax.  To the extent the paying Party is required to deduct and withhold taxes on any payment under Applicable Law, including extra-territorial taxation, the paying Party will be authorized to deduct the withholding tax from such payments and will pay the amounts of such taxes to the proper Governmental Authority for the account of the receiving Party and remit the net amount to the receiving Party in a timely manner. The paying Party will promptly furnish the receiving Party with proof of payment of such taxes. If documentation is necessary in order to secure an exemption from, or a reduction in, any withholding taxes, the Parties will provide such documentation to the extent they are entitled to do so. The Parties will make all reasonable efforts to obtain relief or reduction of all withholding taxes under Applicable Law, including applicable tax treaties and including but not limited to the submission or issuance of requisite forms and information. If a special procedure is required for treaty relief by Applicable Law, such treaty relief will only be taken into account if the non-paying Party submits an exemption certificate requested by the paying Party to the paying Party in accordance with the requirements of Applicable Law on or prior to the time of the payment to the non-paying Party. If no withholding tax deduction has been made on the payments to the non-paying Party under this Agreement, but a Governmental Authority subsequently takes the position that a withholding tax deduction should have been made, including extra-territorial taxation, the non-paying Party shall provide, at its own expense, all reasonable support to the paying Party to obtain relief or reduction of the withholding taxes under the Applicable Law, including applicable tax treaties and including but not limited to the submission or issuance of requisite forms and information, and the Parties will bear such liability (and reimburse one another as necessary) in a manner consistent with that which would have resulted had the tax been originally withheld. Any refunds of withholding taxes that are granted to the non-paying Party by the relevant Governmental Authority and which would cause the non-paying Party to receive payments in excess of that which the paying Party would owe under this Agreement, including with interest calculated in accordance with Section 7.14 (Interest), shall be paid to the paying Party by the non-paying Party.

7.13.4.         Tax Cooperation. To the extent that the paying Party is required to deduct and withhold taxes on any payments under this Agreement, the paying Party will pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the non-paying Party an official tax certificate or other evidence of such withholding sufficient to enable the non-paying Party to claim such payments of taxes. The paying Party will request from the non-paying Party any tax forms that may be reasonably necessary in order for the paying Party not to withhold tax or will withhold tax at a reduced rate under an applicable bilateral income tax treaty, if appropriate under the Applicable Law.  Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes resulting from payments made under this Agreement, such recovery to be for the benefit of the Party who would have been entitled to receive the money but for the application of withholding tax under this Section 7.13 (Taxes).

The provisions of this Section 7.13 (Taxes) are to be read in conjunction with the provisions of Section 13.4 (Assignment and Successors) below.

7.14.       Interest.  Any undisputed payments to be made hereunder that are not paid on or before the date such payments are due under this Agreement, and any payments that are pending resolution of any dispute unless the dispute is ruled in favor of the paying Party, will bear interest at a rate per annum equal to the lesser of (a) [***]% above the six-month CME Term Secured Overnight Financing Rate (USD SOFR) from the date on which such payment would have been first due until the date of payment or (b) the maximum rate permissible under Applicable Law.

7.15.       No Estimate, Projection, Representation or Warranty.  Novartis and Ionis acknowledge and agree that nothing in this Agreement shall be construed as representing an estimate or projection of anticipated achievement of any milestone events with respect to or sales of any Licensed Product, and that the milestones and Net Sales levels set forth above are only intended to define the milestone payment and royalty obligations to Ionis in the event such milestones or Net Sales levels are achieved. Neither Ionis nor Novartis makes any representation or warranty, either express or implied, that it will be able to successfully Research, Develop or Commercialize any Licensed Product or, if Commercialized, that any particular Net Sales of such Licensed Product will be achieved.

ARTICLE 8
INTELLECTUAL PROPERTY

8.1.          Joint Patent Committee.

8.1.1.         No later than [***] after the Effective Date, the Parties will establish a “Joint Patent Committee” or “JPC”. The JPC will serve as the primary contact and forum for discussion between the Parties with respect to intellectual property matters arising under this Agreement, and will cooperate with respect to the activities set forth in this Section 8.1 (Joint Patent Committee). If the JPC dissolves, each Party may designate a patent attorney who will be responsible for intellectual property matters under this Agreement. A strategy will be discussed with regard to (a) prosecution and maintenance, defense and enforcement of Ionis Product-Specific Patents that are licensed to Novartis under Section 5.1 (License Grants to Novartis) and Novartis Product-Specific Patents, including strategies in relation to the Unified Patent Court and Unitary Patent in Europe, such as but not limited to the filing or withdrawing of an opt-out of the respective European patents and validating as a Unitary Patent or a classical European Patent, (b) defense against allegations of infringement of Third Party Patent Rights, (c) licenses to Third Party Patent Rights or Know-How, and (d) the timing and subject matter of any potential publications regarding a Licensed Product, in each case to the extent such matter would be reasonably likely to have a material impact on this Agreement or the licenses granted hereunder, which strategy will be considered in good faith by the Party entitled to prosecute, enforce and defend such Patent Rights, as applicable, hereunder, but will not be binding on such Party.  Upon expiration of the Research Term, each Party will no longer have the obligation, but will continue to have the right, to participate in the JPC, provided that, if requested by Novartis, Ionis shall consider in good faith and not unreasonably refuse to participate in the JPC.

8.1.2.          The JPC will comprise an equal number of at most three members from each Party. The JPC will meet as often as agreed by them (and at least semi-Annually), to discuss matters arising out of the activities set forth in this Section 8.1 (Joint Patent Committee). The JPC will determine the JPC operating procedures at its first meeting, including the JPC’s policies for replacement of JPC members, and the location of meetings, which will be codified in the written minutes of the first JPC meeting. The Parties may escalate issues to the Executives for input and resolution pursuant to Section 13.1 (Dispute Resolution). Each Party’s representatives on the JPC will consider comments and suggestions made by the other in good faith.  Each Party will bear their own cost of participation on the JPC.

8.2.         Ownership.

8.2.1.        Licensed Technology and Novartis Technology.  As between the Parties, Ionis will own and retain all of its rights, title and interest in and to the Licensed Know-How and Licensed Patents and Novartis will own and retain all of its rights, title and interest in and to the Novartis Know-How and Novartis Patents, subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement.

8.2.2.         Program Technology.

(a)         Allocation of Ownership.  As between the Parties, Novartis is the sole owner of any Know-How discovered, invented or created solely by or on behalf of Novartis or its Affiliates under or in connection with this Agreement (“Novartis Program Know-How”) and any Patent Rights that claim or cover Novartis Program Know-How (“Novartis Program Patents” and together with the Novartis Program Know-How, the “Novartis Program Technology”), and will retain all of its rights, title and interest thereto, subject to any rights or licenses expressly granted by Novartis to Ionis under this Agreement.  As between the Parties, Ionis is the sole owner of any Know-How discovered, invented or created solely by or on behalf of Ionis or its Affiliates under or in connection with this Agreement (“Ionis Program Know-How”) and any Patent Rights that claim or cover such Know-How (“Ionis Program Patents” and together with the Ionis Program Know-How, the “Ionis Program Technology”), and will retain all of its rights, title and interest thereto, subject to any rights or licenses expressly granted by Ionis to Novartis under this Agreement. Any Know-How discovered, invented or created jointly under or in connection with this Agreement by or on behalf of both Parties or their respective Affiliates or Third Parties acting on their behalf (“Jointly-Owned Program Know-How”), and any Patent Rights that claim or cover such Jointly-Owned Program Know-How (“Jointly-Owned Program Patents”, and together with the Jointly-Owned Program Know-How, the “Jointly-Owned Program Technology”), are owned jointly by Novartis and Ionis on an equal and undivided basis, including all rights, title and interest thereto, subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement.

(b)        Practice of the Jointly-Owned Program Technology.  Except as expressly provided in this Agreement, neither Party will have any obligation to account to the other for profits with respect to, or to obtain any consent of the other Party to license or Exploit, the Jointly-Owned Program Technology by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting. The Parties acknowledge and agree that either Party may, subject to the exclusivity covenants in Section 4.1 (Exclusivity Covenants), freely utilize or otherwise Exploit any Jointly-Owned Program Technology without recourse, accounting or any other obligations to the other Party, except as expressly set out in this Agreement.

(c)         Disclosure.  Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates to so disclose, the discovery, invention or creation of any Novartis Program Technology, Ionis Program Technology or Jointly-Owned Program Technology. The Novartis Program Patents, Ionis Program Patents and Jointly-Owned Program Patents are collectively referred to herein as the “Program Patents,” the Novartis Program Know-How, Ionis Program Know-How and Jointly-Owned Program Know-How are collectively referred to herein as the “Program Know-How,” and Novartis Program Technology, Ionis Program Technology and Jointly-Owned Program Technology are collectively referred to herein as “Program Technology.”

8.2.3.        Inventorship.  Determination of inventorship will be made by the JPC in accordance with US patent laws.  In case of a dispute in the JPC (or otherwise between Ionis and Novartis) over inventorship of any Program Patents, if the JPC (or the Parties’ respective patent representatives if no JPC exists) cannot resolve such dispute, such dispute will be resolved by independent patent counsel not engaged or regularly employed in the past [***] years by either Party (or its Affiliates) and reasonably acceptable to both Parties. The decision of such independent patent counsel will be binding on the Parties.  Expenses of such patent counsel will be shared equally by the Parties.

8.3.         Filing, Prosecution and Maintenance of Patents.

8.3.1.         General Principles.

(a)      Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents.  Ionis will control and be responsible for Prosecuting and Maintaining (i) the Ionis Core Technology Patents, and (ii) the Ionis Manufacturing and Analytical Patents, including any Jointly-Owned Program Patents in (i) or (ii).

(b)        Product-Specific Patents.  Novartis will control and be responsible for Prosecuting and Maintaining all Product-Specific Patents (including any Jointly-Owned Program Patents, Ionis Program Patents, and Novartis Program Patents, in each case, that are Product-Specific Patents).

(c)          Other Jointly-Owned Program Patents.  The Parties will decide through the JPC the appropriate Party to control and be responsible for Prosecuting and Maintaining all other Jointly-Owned Program Patents not provided for above.

(d)          Other Program Patents. (i) Novartis will control and be responsible for Prosecuting and Maintaining all Novartis Program Patents and (ii) Ionis will control and be responsible for Prosecuting and Maintaining all Ionis Program Patents, in each case ((i) and (ii)) other than Product-Specific Patents.

8.3.2.          Other Matters Pertaining to Prosecution and Maintenance of Patents.

(a)         Each Party will keep the other Party informed through the JPC as to material developments with respect to the Prosecution and Maintenance of the Product-Specific Patents or Jointly-Owned Program Patents for which such Party has responsibility for Prosecution and Maintenance pursuant to Section 8.3.1 (General Principles) or this Section 8.3.2 (Other Matters Pertaining to Prosecution and Maintenance of Patents), including by providing copies of any office actions or office action responses or other correspondence that such Party provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, post-grant reviews, oppositions or requests for patent term extensions, and all patent-related filings, and by providing the other Party the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

(b)         Each Party will fully cooperate with the other in connection, as necessary, in Prosecuting and Maintaining the Product-Specific Patents or Jointly-Owned Program Patents for which such Party has responsibility pursuant to Section 8.3.1 (General Principles) or this Section 8.3.2 (Other Matters Pertaining to Prosecution and Maintenance of Patents), in relation to the Unified Patent Court and Unitary Patent in Europe, including by providing access to relevant persons and executing all documentation reasonably requested by a Party within the timeframe reasonably requested by the Party.

(c)         If Novartis elects (i) not to file and prosecute patent applications for a Patent Right Novartis is responsible for Prosecuting and Maintaining under Section 8.3.1(b) (Product-Specific Patents) above (“Novartis-Prosecuted Patents”) in a particular country, (ii) not to continue the prosecution (including any interferences, oppositions, reissue Proceedings, re-examinations, and patent term extensions, adjustments, and restorations) or maintenance of any Novartis-Prosecuted Patent in a particular country, or (iii) not to file and prosecute patent applications for the Novartis-Prosecuted Patent in a particular country following a written request from Ionis to file and prosecute in such country, then Novartis will so notify Ionis promptly in writing of its intention (including a reasonably detailed rationale for doing so) with sufficient time to enable Ionis to meet any deadlines by which an action must be taken to establish or preserve any such Patent Right in such country; and Ionis will have the right, but not the obligation, to file, prosecute, maintain, enforce or otherwise pursue such Novartis-Prosecuted Patent in the applicable country at its own expense with counsel of its own choice. In such case, Novartis will cooperate with Ionis to file for, or continue to Prosecute and Maintain or enforce, or otherwise pursue such Novartis-Prosecuted Patent in such country in Ionis’ own name, but only to the extent that Novartis is not required to take any position with respect to such abandoned Novartis-Prosecuted Patent that would be reasonably likely to adversely affect the scope, validity or enforceability of any of the other Patent Rights being prosecuted and maintained by Novartis under this Agreement. Notwithstanding anything to the contrary in this Agreement, if Ionis assumes responsibility for the Prosecution and Maintenance of any such Novartis-Prosecuted Patent under this Section 8.3.2(b) (Other Matters Pertaining to Prosecution and Maintenance of Patents), Ionis will have no obligation to notify Novartis if Ionis intends to abandon such Novartis-Prosecuted Patent.

(d)       The Parties, through the JPC, will cooperate in good faith to determine if and when any divisional or continuation applications will be filed with respect to any Jointly-Owned Program Patents or Product-Specific Patents, and where a divisional or continuation patent application filing would be practical and reasonable, then such a divisional or continuation filing will be made.

(e)      If the Party responsible for Prosecution and Maintenance pursuant to Section 8.3.1 (General Principles) intends to abandon a Jointly-Owned Program Patent (other than a Jointly-Owned Program Patent that is Novartis-Prosecuted Patent, which is covered under Section 8.3.2(b) (Other Matters Pertaining to Prosecution and Maintenance of Patents) above) without first filing a continuation or substitution, then such Party will notify the other Party of such intention at least [***] before such Jointly-Owned Program Patent will become abandoned, and such other Party will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense (subject to Section 8.4 (Patent Costs)) with counsel of its own choice, in which case the abandoning Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, title and interest in and to such Jointly-Owned Program Patents.  If a Party assumes responsibility for the Prosecution and Maintenance of any such Jointly-Owned Program Patents under this Section 8.3.2(e) (Other Matters Pertaining to Prosecution and Maintenance of Patents), such Party will have no obligation to notify the other Party of any intention of such Party to abandon such Jointly-Owned Program Patents.

8.4.        Patent Costs.  Except as set forth in Section 8.3.2 (Other Matters Pertaining to Prosecution and Maintenance of Patents) and this Section 8.4 (Patent Costs), each Party will be responsible for all Patent Costs incurred by such Party prior to and after the Effective Date in all countries designated by it in the Prosecution and Maintenance of Patent Rights for which such Party is responsible under Article 8 (Intellectual Property). Unless the Parties agree otherwise, Ionis and Novartis will [***] ([***]) the Patent Costs associated with the Prosecution and Maintenance of Jointly-Owned Program Patents; provided that, either Party may decline to pay its share of costs for filing, prosecuting and maintaining any Jointly-Owned Program Patents in a particular country or particular countries, in which case the declining Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, titles and interests in and to such Jointly-Owned Program Patents (as applicable) and, if Novartis’ is the declining Party, then such Patent Right will no longer be a Licensed Patent under this Agreement.

8.5.         Defense of Claims Brought by Third Parties; Oppositions.

8.5.1.         Defense of Third Party Claims.  If a Third Party initiates a Proceeding claiming a Patent Right owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of any Licensed Product, then, subject to Section 10.4.1 (Control of the Defense), Novartis will have the first right, but not the obligation, to defend against any such Proceeding at its sole cost and expense.  If Novartis elects to defend against such Proceeding, then Novartis will have the sole right to direct the defense and to elect whether to settle such claim (but only with the prior written consent of Ionis, not to be unreasonably withheld, conditioned, or delayed).  Ionis will reasonably assist Novartis in defending such Proceeding.  Novartis will keep Ionis apprised of the progress of such Proceeding.  If Novartis elects not to defend against a Proceeding, then Novartis will so notify Ionis in writing within [***] after Novartis first receives written notice of the initiation of such Proceeding, and Ionis will have the right, but not the obligation, to defend against such a Proceeding at its sole cost and expense and thereafter Ionis will have the sole right to direct the defense thereof, including the right to settle such claim (but only with the prior written consent of Novartis, which consent will not be unreasonably withheld, delayed or conditioned).  In any event, the Parties will reasonably assist each other and cooperate in any such Proceedings at the other Party’s request and expense. Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions). Each Party will provide the other Party with prompt written notice of the commencement of any such Proceeding under this Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions), and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

8.5.2.          Interferences, Reissues, Re-Examinations and Oppositions.  If a Third Party initiates a Proceeding related to an interference, reissue, re-examination, inter partes review, post-grant review or opposition of any Ionis Product-Specific Patent, then Novartis will, at Novartis’ expense, by written notice to Ionis either (a) control the defense of such Proceeding (including the right to elect whether to settle such Proceeding), or (b) have Ionis control the defense of such Proceeding. If Novartis makes no such election within [***], then Ionis will have the right, but not the obligation, to control the defense of such Proceeding and Ionis and Novartis will [***]. The Party not defending such Proceeding will reasonably assist the other Party and cooperate in any such litigation at the defending Party’s request and expense. Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions). Each Party will provide the other Party with prompt written notice of the commencement of any such Proceeding under this Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions), and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

8.6.        Enforcement of Patents Against Competitive Infringement.  With respect to infringement, unauthorized use, or threatened infringement or such other activity by a Third Party of any Product-Specific Patents, Jointly-Owned Program Patents, or Ionis Core Technology Patents by reason of the development, manufacture, use or commercialization of a product that is designed to bind to the RNA encoding APO(a) (“Competitive Infringement”), the Parties will handle such Competitive Infringement in accordance with this Section 8.6 (Enforcement of Patents Against Competitive Infringement).

8.6.1.        Duty to Notify of Competitive Infringement.  If either Party learns of a Competitive Infringement by a Third Party, such Party will promptly notify the other Party in writing and will provide such other Party with available evidence of such Competitive Infringement; provided, however, that for cases of Competitive Infringement under Section 8.6.6 (35 USC 271(e)(2) Infringement) below, such written notice will be given within 10 calendar days.

8.6.2.        Control of Competitive Infringement Proceedings.  For any Competitive Infringement, Novartis will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding to enforce any (a) Product-Specific Patents, (b) Jointly-Owned Program Patents, or (c) Ionis Core Technology Patents, in each case ((a)-(c)), with respect thereto by counsel of its own choice at its own expense, and Ionis will have the right, at its own expense, to be represented in that action by counsel of its own choice (but, for clarity, Novartis will have the right to control such litigation), including deciding on any litigation strategy and selecting the Licensed Patent(s) and jurisdictions for enforcement of such Licensed Patent(s), provided, that, in the case of a Competitive Infringement of Ionis Core Technology Patents, Novartis shall only have such first right to institute, prosecute, and control a Proceeding to enforce such Ionis Core Technology Patents so long as Novartis also enforces Patent Rights Controlled by Novartis that Cover the relevant Licensed Product, if any. If Novartis fails to initiate a Proceeding (i) within a period of [***] after receipt of written notice of such Competitive Infringement (subject to a [***] extension to conclude negotiations, if Novartis has commenced good faith negotiations with an alleged infringer for elimination of such Competitive Infringement within such [***] period), or (ii) prior to [***] before the time limit, if any, set forth in the appropriate Laws and regulations for the filing of such actions, whichever comes first, then, unless [***], Ionis will have the right to initiate and control a Proceeding with respect to such Competitive Infringement by counsel of its own choice, and Novartis will have the right to be represented in any such action by counsel of its own choice at its own expense (but, for clarity, Ionis will have the right to control such litigation); provided, however, that if Novartis notifies Ionis in writing prior to [***] before such time limit for the filing of any such action that Novartis intends to file such action before the time limit, then Novartis shall be obligated to file such action before the time limit, and Ionis will not have the right to bring and control such action.

8.6.3.          Joinder; Cooperation.

(a)       If a Party initiates a Proceeding in accordance with this Section 8.6 (Enforcement of Patents Against Competitive Infringement), the other Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the Proceeding. Subject to Section 8.6.4 (Share of Recoveries), each Party will bear the costs and expenses it incurred pursuant to this Section 8.6.3(a) (Joinder; Cooperation); provided that Novartis will only be requested to join such a Proceeding if such Proceeding relates to a Patent Right or Licensed Product licensed to Novartis under Section 5.1 (License Grants to Novartis).

(b)        If one Party initiates a Proceeding in accordance with this Section 8.6.3 (Joinder; Cooperation), the other Party may join such Proceeding as a party plaintiff where necessary for such other Party to seek lost profits with respect to such infringement.

8.6.4.       Share of Recoveries.  Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions) or this Section 8.6 (Enforcement of Patents Against Competitive Infringement) will be shared as follows:

(a)          the amount of such recovery will first be applied to the Parties’ reasonable Out-of-Pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); then

(b)         any remaining proceeds will be allocated as follows: (i) if Novartis initiates or controls the defense of the Proceeding pursuant to Section 8.5.1 (Defense of Third Party Claims) or Section 8.6.2 (Control of Competitive Infringement Proceedings), [***], or (ii) if Ionis initiates or controls the defense of the Proceeding, [***].

8.6.5.      Settlement.  Notwithstanding anything to the contrary in this Article 8 (Intellectual Property), neither Party may enter a settlement, consent judgment or other voluntary final disposition of a suit under this Article 8 (Intellectual Property) that disclaims, limits the scope of, admits the invalidity or unenforceability of, or grants a license, covenant not to sue or similar immunity under a Patent Right Controlled by the other Party without first obtaining the written consent of the Party that Controls the relevant Patent Right.

8.6.6.        35 USC 271(e)(2) Infringement.  Notwithstanding anything to the contrary in this Section 8.6 (Enforcement of Patents Against Competitive Infringement), for a Competitive Infringement under 35 USC 271(e)(2), the time period set forth in Section 8.6.2 (Control of Competitive Infringement Proceedings) during which a Party will have the initial right to bring a Proceeding will be shortened to a total of 25 calendar days, so that, to the extent the other Party has the right, pursuant to such Section to initiate a Proceeding if the first Party does not initiate a Proceeding, such other Party will have such right if the first Party does not initiate a Proceeding within 25 calendar days after such first Party’s receipt of written notice of such Competitive Infringement.

8.7.        Other Infringement – Jointly-Owned Program Patents.  With respect to the infringement of a Jointly-Owned Program Patent which is not a Competitive Infringement, the Parties will cooperate in good faith to bring suit together against such infringing party or the Parties may decide to permit one Party to solely bring suit.  Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 8.7 (Other Infringement – Jointly-Owned Program Patents) will be shared as follows: (a) the amount of such recovery will first be applied to the Parties’ reasonable Out-of-Pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); (b) (i) if the Parties jointly initiate a Proceeding pursuant to this Section 8.7 (Other Infringement – Jointly-Owned Program Patents), [***]; and (ii) if only one Party initiates the Proceeding pursuant to this Section 8.7 (Other Infringement – Jointly-Owned Program Patents), [***].  Notwithstanding the provision of Section 8.6.4 (Share of Recoveries) the remaining proceeds contemplated under this Section 8.7 (Other Infringement – Jointly-Owned Program Patents), [***].

8.8.        Patent Listing.  Novartis will promptly, accurately and completely list, with the applicable Regulatory Authorities during the Agreement Term, all applicable Patent Rights for a Licensed Product that such Party intends to, or has begun to Commercialize, and that have become the subject of a Regulatory Approval, such listings include all so-called Orange Book listings required under the Hatch Waxman Act and all so-called “Patent Register” listings as required in Canada.  Prior to such listings, the Parties will meet, through the JPC, to evaluate and identify all applicable Patent Rights, and Novartis will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by the JPC for any such listing. Notwithstanding the preceding sentence, Novartis will retain final decision-making authority as to the listing of all applicable Orange Book Patents for a Licensed Product that are not Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents, regardless of which Party owns such Orange Book Patent.

8.9.       Joint Research Agreement under the Leahy-Smith America Invents Act.  If a Party intends to invoke its rights under 35 U.S.C. § 102(c) of the Leahy-Smith America Invents Act, it will notify the other Party and neither Party will make an election under such provision when exercising its rights under this Article 8 (Intellectual Property) without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), and the Parties will use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

8.10.     Obligations to Third Parties.  Notwithstanding any of the foregoing, each Party’s rights and obligations with respect to Licensed Technology under this Article 8 (Intellectual Property) will be subject to the restrictions set forth in Section 5.7 (License Conditions; Limitations), provided, however, that, to the extent that Ionis has a non-transferable right to prosecute, maintain or enforce any Patent Rights licensed to Novartis hereunder and, this Agreement purports to grant any such rights to Novartis, Ionis will use reasonable efforts to act in such regard with respect to such Patent Rights at Novartis’ reasonable direction and expense.

8.11.     Additional Rights and Exceptions.  Other than as set forth in this Article 8  (Intellectual Property), Ionis retains the sole right to Prosecute and Maintain Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents during the Agreement Term and to control any enforcement of Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents, and will take the lead on such enforcement solely to the extent that the scope or validity of any Patent Rights Controlled by Ionis and Covering the Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents is at risk.

8.12.     Patent Term Extension.  If requested by Novartis, Ionis will cooperate in obtaining patent term restoration (including under the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions wherever applicable to a Licensed Product. Ionis will provide all reasonable assistance requested by Novartis, including permitting Novartis to proceed with applications for such in the name of Ionis, if deemed appropriate by Novartis, and executing documentation and providing any relevant information to Novartis.  Novartis will in its sole discretion determine which Ionis Product-Specific Patents will be extended.

ARTICLE 9
REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1.        Representations and Warranties of Both Parties.  Each Party hereby represents and warrants as of the Execution Date (and covenants as applicable) to the other Party that:

9.1.1.         it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation;

9.1.2.         it has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

9.1.3.       this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a Proceeding at law or equity;

9.1.4.        all necessary consents, approvals and authorizations of all Regulatory Authorities and other parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained;

9.1.5.        the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, and (b) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any contractual obligation or court or administrative order by which such Party is bound;

9.1.6.     all employees, consultants, or (sub)contractors (except academic collaborators or Third Parties under material transfer agreements) of such Party or Affiliates performing development activities hereunder on behalf of such Party will be obligated to assign all right, title and interest in and to any inventions developed by them, whether or not patentable, to such Party or Affiliate, respectively, as the sole owner thereof;

9.1.7.         (a) neither such Party nor, to the actual knowledge of such Party, any employee, agent or subcontractor of such Party involved or to be involved in the Development or Research of the Licensed Products has been debarred under Subsection (a) or (b) of Section 306 of the Federal Food, Drug and Cosmetic Act (21 U.S.C. 335a) or under comparable Applicable Law; (b) no Person who is known by such Party to have been debarred under Subsection (a) or (b) of Section 306 of said Act or under comparable Applicable Law will be employed by such Party in the performance of any activities hereunder; (c) to the actual knowledge of such Party, no Person on any of the FDA clinical investigator enforcement lists (including, but not limited to, the (1) Disqualified/Totally Restricted List, (2) Restricted List and (3) Adequate Assurances List) will participate in the performance of any activities hereunder and (d) if either Party becomes aware of the debarment or threatened debarment of any person or entity providing services to such Party, including the Party itself and its Affiliates, which directly or indirectly relate to activities under this Agreement, the other Party will be immediately notified in writing;

9.1.8.       Ionis has taken and each Party will take reasonable precautions to preserve the confidentiality of the Licensed Know-How, including requiring each Person having access to the Licensed Know-How to be subject to confidentiality, non-use, and non-disclosure obligations protecting the Licensed Know-How as the confidential, proprietary materials and information of Ionis;

9.1.9.        there are no claims pending or, to each Party’s Knowledge, threatened against such Party or any of its Affiliates, nor is such Party or any of its Affiliates a party to any judgment or settlement, that would be reasonably expected to adversely affect or restrict the ability of such Party to consummate any of the transactions contemplated under this Agreement or to perform any of its obligations under this Agreement, or which would affect any of the Licensed Technology, including the Licensed Patents, or Ionis’s Control thereof, or any Licensed Product;

9.1.10.      all non-Clinical and Clinical studies and trials conducted by a Party for a Licensed Product will be conducted in accordance with Applicable Law including, as applicable, GLP and GCP; and

9.1.11.       each Party and its Affiliates have conducted and will conduct their business in compliance with the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 and any other applicable anti-corruption Laws.

9.2.        Representations, Warranties and Covenants of Ionis.  As of the Execution Date [***] (unless otherwise noted below), Ionis represents, warrants and, as applicable, covenants to Novartis that, except as set forth on Schedule 9.2 (Ionis Disclosure Schedule) (which schedule may be updated with respect to [***]):

9.2.1.        Ionis is the sole and exclusive owner or exclusive licensee of, and has the right to grant all rights and licenses it purports to grant to Novartis with respect to, the Warranty Technology, free and clear of all liens, claims, security interests or other encumbrances of any kind (including prior license grants other than under the Ionis In-License Agreements) that would interfere, or the exercise of which would interfere, with Novartis’ exercise of any license or right granted, or that may be granted, hereunder;

9.2.2.        Ionis is listed in the records of the appropriate governmental agencies as the sole and exclusive owner of record or exclusive licensee for each registration, grant and application included in the Warranty Patents;

9.2.3.        the Warranty Technology owned by Ionis and, to Ionis’s Knowledge, the Warranty Technology licensed by Ionis was not and will not be funded by the U.S. federal government or otherwise subject to any rights of the U.S. federal government under the Bayh-Dole Act;

9.2.4.        all Warranty Patents have been filed, prosecuted and maintained properly and correctly in all material respects;

9.2.5.       neither Ionis nor any of its Affiliates has previously entered into, or during the term of this Agreement will enter into, any agreement, whether written or oral, with respect to, or has otherwise assigned, transferred, licensed, conveyed or otherwise encumbered, or during the term of this Agreement will otherwise assign, transfer, license, convey or otherwise encumber, any portion of its right, title or interest in or to, the Warranty Technology (including by granting any covenant not to sue with respect thereto) in such a way as to make the representation set forth in Section 9.2.1 (Representations, Warranties and Covenants of Ionis) not true;

9.2.6.        each Ionis Product-Specific Patent and, to Ionis’ Knowledge, each of the other Warranty Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent Right is issued or such application is pending;

9.2.7.       to Ionis’ Knowledge, the issued patents in the Warranty Patents are valid and enforceable without any claims, challenges, oppositions, nullity actions, interferences, inter-partes reexaminations, inter-partes reviews, post-grant reviews, derivation Proceedings or other Proceedings pending or threatened;

9.2.8.         to Ionis’ Knowledge, neither Ionis nor any of its Affiliates has committed any act, or omitted to commit any act, that may cause the Warranty Patents to expire prematurely or be declared invalid or unenforceable;

9.2.9.       all application, registration, maintenance and renewal fees in respect of the Warranty Patents existing as of the Execution Date have been paid and all necessary documents and certificates have been filed with the relevant agencies for the purpose of maintaining such Warranty Patents;

9.2.10.       neither Ionis nor any of its Affiliates has received any written claim alleging that any of the Warranty Technology is invalid or unenforceable;

9.2.11.      where Ionis’ or its Affiliates’ ownership of any of the Warranty Technology is based upon or depends on a sequence of historical transfers of title to any of the Warranty Technology (i.e., chain of title to the applicable Warranty Technology) being valid, effective and free from defects and other problems, if at any time there is a potential defect with the validity or effectiveness in such transfers or other problems in such chain of title, then Ionis and its Affiliates shall, at their expense, with urgency and diligence, use reasonable efforts to make any and all corrections and clarifications, including preparing any documents and obtaining any necessary Third Party signatures and consents, as may be necessary, including filing such documents in any patent office as appropriate, to remedy any such problems and to restore such chain of title;

9.2.12.      (a) the Ionis In-License Agreements are set forth on Appendix 2 (Ionis In-License Agreements), (b) the licenses granted to Ionis under the Ionis In-License Agreements are in full force and effect, (c) Ionis has not received any written notice, and is not aware, of any breach by any party to the Ionis In-License Agreements, and (d) Ionis’ performance of its obligations under this Agreement (including the Research Plan as it exists on the Execution Date) will not constitute a breach of Ionis’ obligations under the Ionis In-License Agreements or the licenses granted to Ionis thereunder;

9.2.13.       to Ionis’ Knowledge, in respect of the pending United States patent applications included in the Warranty Patents, Ionis or its Affiliates have submitted all material prior art of which it or they are aware in accordance with the requirements of the United States Patent and Trademark Office;

9.2.14.      to Ionis’ Knowledge, there are no rights of any Person that may be infringed, misappropriated or violated by any of the activities specifically anticipated by Ionis as of the Execution Date to be performed under this Agreement; provided that Novartis cannot assert a claim against Ionis for breach of this Section 9.2.14 (Representations, Warranties and Covenants of Ionis) related to any Third Party Patent Rights Novartis has Knowledge of as of the Execution Date;

9.2.15.       as of the Execution Date, neither Ionis nor any of its Affiliates has initiated or been involved in any claim in which it has alleged that any Third Party is or was infringing or misappropriating any Warranty Technology, nor has any such claim been threatened by Ionis or any of its Affiliates, nor do Ionis or any of its Affiliates know of any valid basis for any such claim;

9.2.16.       except for the Ionis In-License Agreements, there are no agreements between Ionis or any of its Affiliates and any Third Party pursuant to which Ionis or its Affiliate has in-licensed or otherwise acquired Control of any of the Warranty Technology;

9.2.17.      to Ionis’ Knowledge, no officer, employee or consultant of Ionis or any of its Affiliates is, or during the term of this Agreement will be, subject to any agreement that requires such individual to assign any interest in any Warranty Technology to any Third Party;

9.2.18.     the Patent Rights listed in Appendices 5 (Ionis Core Technology Patents), 6 (Ionis Manufacturing and Analytical Patents) and 7 (Ionis Product-Specific Patents) are a complete and correct listing of the relevant Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents, and Ionis Product-Specific Patents which are owned or otherwise Controlled by Ionis;

9.2.19.     other than the Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents and Ionis Product-Specific Patents, no other Patent Rights are owned by or licensed to Ionis or any of its Affiliates as of the Execution Date that are necessary or reasonably useful for the Research Activities;

9.2.20.     except as otherwise expressly provided in this Agreement, Ionis or its Affiliate shall be and remain solely responsible for fulfilling and performing at its cost and expense, any and all obligations under each Ionis In-License Agreement, including timely, full and complete payment of any and all amounts due thereunder or in connection therewith to the other parties thereto;

9.2.21.     Ionis shall not, and shall cause its Affiliates not to, incur or permit to exist, with respect to any Licensed Technology, any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other obligation that is or would be inconsistent with the licenses and other rights granted to, or that may be granted to, Novartis under this Agreement;

9.2.22.       Ionis shall not enter into any amendment to any Ionis In-License Agreement that adversely affects any rights granted to, or that may be granted to, Novartis hereunder without the prior written consent of Novartis;

9.2.23.      Ionis will promptly furnish Novartis with true and complete copies of all amendments to the Ionis In-License Agreements arising after the Execution Date;

9.2.24.       Ionis will remain, and cause its Affiliates to remain, in compliance in all material respects with all Ionis In-License Agreements; and

9.2.25.      Ionis will furnish Novartis with copies of all notices received by it or any of its Affiliates relating to any alleged breach or default by Ionis or any of its Affiliates under any Ionis In-License Agreement within [***] after receipt thereof and thereafter furnish Novartis with copies of all correspondence and summaries of material discussions between the applicable parties to the Ionis In-License Agreement relating to the alleged breach, including any proposed resolution of the matter.

9.3.       Novartis Covenant.  During the Agreement Term, neither Novartis nor its Affiliates will (independently or with a Third Party) Exploit any Licensed Compounds except as Development Candidates or as included in Licensed Products under this Agreement; provided, that the foregoing restriction will not prohibit Novartis from (a) outside of the activities conducted under this Agreement, Exploiting any Novartis Compound that (i) targets and modulates another target other than APO(a) as its primary mechanism of action and (ii) does not modulate APO(a) or (b) Researching any Licensed Compound in accordance with the license grant under Section 5.1.1(a)(iii) (License for Research Activities).

9.4.      DISCLAIMER OF WARRANTY.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS ARTICLE 9 (REPRESENTATIONS, WARRANTIES AND COVENANTS), NOVARTIS AND IONIS MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND NOVARTIS AND IONIS EACH SPECIFICALLY DISCLAIM ANY WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 10
INDEMNIFICATION; INSURANCE

10.1.      Indemnification by Novartis.  Novartis agrees to defend Ionis, its Affiliates and their respective directors, officers, employees and their respective successors, heirs and assigns (collectively, the “Ionis Indemnitees”), and will indemnify and hold harmless the Ionis Indemnitees, from and against any liabilities, losses, costs, damages, fees or expenses payable to a Third Party, and reasonable attorneys’ fees and other legal expenses with respect thereto (collectively, “Losses”) arising out of any claim, action, lawsuit or other Proceeding by a Third Party (collectively, “Third Party Claims”) brought against any Ionis Indemnitee and resulting from or occurring as a result of: (a) any activities conducted by a Novartis employee, consultant, Affiliate, Sublicensee, or (sub)contractor in the performance of the activities Novartis agrees to perform under this Agreement, including, the Manufacture, Research, Development or Commercialization of any Licensed Product, or (b) any breach by Novartis of any of its representations, warranties or covenants pursuant to this Agreement; except in any such case to the extent such Losses result from: (i) the negligence or willful misconduct of any Ionis Indemnitee, (ii) any breach by Ionis of any of its representations, warranties, covenants or obligations pursuant to this Agreement, or (iii) any breach of Applicable Law by any Ionis Indemnitee, and provided that Novartis shall not be obliged to so indemnify, defend and hold harmless the Ionis Indemnitees for any claims for which Ionis has an obligation to indemnify Novartis Indemnitees pursuant to Section 10.2 (Indemnification by Ionis).

10.2.      Indemnification by Ionis.  Ionis agrees to defend Novartis, its Affiliates and their respective directors, officers, employees and their respective successors, heirs and assigns (collectively, the “Novartis Indemnitees”), and will indemnify and hold harmless the Novartis Indemnitees, from and against any Losses arising out of Third Party Claims brought against any Novartis Indemnitee and resulting from or occurring as a result of: (a) any activities that an Ionis employee, consultant, Affiliate, Sublicensee, or (sub)contractor has undertaken in respect of Licensed Products either outside the scope of this Agreement, or in the performance of the activities Ionis agreed to perform under this Agreement, including the Manufacture, Research, Development or Commercialization of any Licensed Product or Terminated Product, or (b) any breach by Ionis of any of its representations, warranties or covenants pursuant to this Agreement; except in any such case to the extent such Losses result from: (i) the negligence or willful misconduct of any Novartis Indemnitee, (ii) any breach by Novartis of any of its representations, warranties, covenants or obligations pursuant to this Agreement, or (iii) any breach of Applicable Law by any Novartis Indemnitee, and provided that Ionis shall not be obliged to so indemnify, defend and hold harmless the Novartis Indemnitees for any claims for which Novartis has an obligation to indemnify Ionis Indemnitees pursuant to Section 10.1 (Indemnification by Novartis).

10.3.      Notice of Claim.  If an Ionis Indemnitee or Novartis Indemnitee seeks indemnification (as applicable) (such Party, the “Indemnified Party”), then the Indemnified Party will give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 10.1 (Indemnification by Novartis) or Section 10.2 (Indemnification by Ionis), but in no event will the indemnifying Party be liable for any Losses to the extent such Losses result from any delay in providing such notice.  The failure or delay to so notify the Indemnified Party shall not relieve the indemnifying Party of any obligation or liability to the Indemnified Party, except to the extent that the indemnifying Party demonstrates that its ability to defend or resolve such claim is adversely affected as a result of such failure or delay.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received or sent in respect of any Losses and Third Party Claims.

10.4.       Defense, Settlement, Cooperation and Expenses.

10.4.1.      Control of the Defense.  At its option, the indemnifying Party may assume the defense and handling of any Third Party Claim by giving written notice to the Indemnified Party within 30 calendar days after the indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption and handling of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party.  If the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will as soon as is reasonably possible deliver to the indemnifying Party all original notices and documents (including court papers) received or sent by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in this Section 10.4.1 (Control of the Defense), the Indemnified Party will be responsible for the legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.

10.4.2.      Right to Participate in Defense.  Without limiting Section 10.4.1 (Control of the Defense), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 10.4.1 (Control of the Defense) (in which case the Indemnified Party will control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles in which case the indemnifying Party will be responsible for any such costs and expenses of counsel for the Indemnified Party.

10.4.3.      Settlement.  With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim and that will not admit liability or violation of Law on the part of the Indemnified Party or result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner (such as granting a license or admitting the invalidity of a Patent Right Controlled by an Indemnified Party), and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 10.4.1 (Control of the Defense), the indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement, consent to entry of judgment, or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.

10.4.4.     Cooperation.  Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery Proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

10.4.5.      Costs and Expenses.  Except as provided above in this Section 10.4 (Defense, Settlement, Cooperation and Expenses), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

10.5.       Insurance.

10.5.1.       Ionis’ Insurance Obligations.  Ionis will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for biotech companies of similar size and with similar resources in the pharmaceutical industry for the activities to be conducted by it under this Agreement taking into account the scope of development of Licensed Products. Any deductibles associated with Ionis’ insurance programs are the responsibility of Ionis and may not be passed on to Novartis. Such insurance will not be construed to create a limit of Ionis’ liability with respect to its indemnification obligations under this Article 10 (Indemnification).

10.5.2.      Novartis’ Insurance Obligations.  Novartis will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement (including product liability), including its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for large companies in the pharmaceutical industry for the activities to be conducted by Novartis under this Agreement; provided, that Ionis hereby acknowledges and agrees that such obligation may be satisfied by a program of self-insurance that is consistently applied across Novartis’ other programs. Any deductibles associated with Novartis’ insurance programs are the responsibility of Novartis and shall not be passed on to Ionis. Such insurance will not be construed to create a limit of Novartis’ liability with respect to its indemnification obligations under this Article 10 (Indemnification).

10.6.      LIMITATION OF CONSEQUENTIAL DAMAGES.  EXCEPT FOR (A) THIRD PARTY CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 10 (INDEMNIFICATION; INSURANCE), (B) CLAIMS ARISING OUT OF A PARTY’S WILLFUL MISCONDUCT OR FRAUD UNDER THIS AGREEMENT, (C) A PARTY’S BREACH OF ARTICLE 4 (EXCLUSIVITY), OR (D) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 11
TERM; TERMINATION

11.1.      Agreement Term; Expiration.  Except as otherwise set forth in Section 5.11 (HSR Matters), this Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 11 (Term; Termination), will continue in full force and effect until this Agreement expires as follows:

11.1.1.       on a country-by-country and Licensed Product-by-Licensed Product basis, on the date of expiration of all payment obligations by Novartis under this Agreement with respect to such Licensed Product in such country;

11.1.2.       in its entirety upon the expiration of all payment obligations by Novartis under this Agreement with respect to the last Licensed Product in all countries pursuant to Section 11.1.1 (Agreement Term; Expiration); or

11.1.3.      in its entirety if, by the end of the Carryover Period, the JSC has not designated a Development Candidate (or no Licensed Product License for a Development Candidate has become effective in accordance with Section 5.11.2(d)), provided, that if Novartis has identified a Licensed Compound that it reasonably believes satisfies the Development Candidate Criteria and has started the internal processes for approval to have the JSC designate such Licensed Compound as a Development Candidate, the Agreement will be extended by up to 60 calendar days to allow for such approval.

The period from the Effective Date until the date of expiration of this Agreement pursuant to this Section 11.1 (Agreement Term; Expiration) or earlier termination of this Agreement pursuant to Section 11.2 (Termination of the Agreement), is the “Agreement Term.”

11.2.       Termination of the Agreement.

11.2.1.       Novartis’ Termination for Convenience.  At any time after the Effective Date following payment by Novartis of the Upfront Fee under Section 7.1 (Upfront Fee), subject to Section 11.3 (Consequences of Expiration or Termination of this Agreement) below, Novartis will be entitled to, in its sole discretion, terminate this Agreement in its entirety or in part on a Licensed Product-by-Licensed Product basis for convenience by providing [***] written notice to Ionis of such termination.

11.2.2.       Termination for Material Breach.

(a)         Novartis’ Right to Terminate.  Subject to Section 11.2.3(b) (Remedies for Failure to Use Commercially Reasonable Efforts), if Novartis has reason to believe that Ionis is in material breach of this Agreement, then Novartis may deliver notice of such material breach to Ionis.  Ionis will have [***] to cure such breach (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] following such notice). If Ionis fails to cure such breach within such [***] or [***] period, as applicable, then Novartis may terminate this Agreement in its entirety if such breach relates to this Agreement in its entirety, or in relevant part on a Licensed Product-by-Licensed Product basis if such breach does not relate to this Agreement in its entirety, by providing written notice to Ionis.

(b)        Ionis’ Right to Terminate.  Subject to Section 11.2.3(a) (Remedies for Failure to Use Commercially Reasonable Efforts), if Ionis has reason to believe that Novartis is in material breach of this Agreement, then Ionis may deliver notice of such material breach to Novartis.  Novartis will have [***] to cure such breach (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] following such notice).  If Novartis fails to cure such breach within such [***] or [***] period, as applicable, Ionis may terminate this Agreement in its entirety if such breach relates to this Agreement in its entirety, or in relevant part on a Licensed Product-by-Licensed Product basis if such breach does not relate to this Agreement in its entirety, by providing written notice to Novartis.

11.2.3.       Remedies for Failure to Use Commercially Reasonable Efforts.

(a)         If Ionis fails to use Commercially Reasonable Efforts as contemplated in Section 2.9 (Conduct of Research Activities) in material breach of this Agreement, Novartis may notify Ionis and, within [***] thereafter, Ionis and Novartis will meet through the JSC (or directly if the JSC has been dissolved) and attempt to resolve the matter in good faith, and to devise a mutually agreeable plan to address any outstanding issues related to Ionis’s use of Commercially Reasonable Efforts in Section 2.9 (Conduct of Research Activities).  Following such a meeting, if Ionis fails to use Commercially Reasonable Efforts as contemplated in Section 2.9 (Conduct of Research Activities) and such failure constitutes a material breach of this Agreement, then subject to Section 11.2.4 (Disputes Regarding Material Breach) below, Novartis will have the right, at its sole discretion, to terminate this Agreement in whole or in part on a Licensed Product-by-Licensed Product basis or elect the alternative remedy in lieu of terminating this Agreement, in each case pursuant to the terms (including the cure period) of Section 11.2.2 (Termination for Material Breach).

(b)      If Novartis fails to use Commercially Reasonable Efforts as contemplated in Section 2.9 (Conduct of Research Activities), Section 6.1 (Development) or Section 6.3 (Commercialization) in material breach of this Agreement, Ionis may notify Novartis and, within [***] thereafter, Ionis and Novartis will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to Novartis’ use of Commercially Reasonable Efforts in Section 2.9 (Conduct of Research Activities), Section 6.1 (Development) or Section 6.3 (Commercialization). Following such a meeting, if Novartis fails to use Commercially Reasonable Efforts as contemplated in Section 2.9 (Conduct of Research Activities), Section 6.1 (Development) or Section 6.3 (Commercialization), and such failure constitutes a material breach of this Agreement then subject to Section 11.2.4 (Disputes Regarding Material Breach) below, Ionis will have the right, at its sole discretion, to terminate this Agreement in part on a Licensed Product-by-Licensed Product basis pursuant to the terms (including the cure period) of Section 11.2.2 (Termination for Material Breach).

11.2.4.      Disputes Regarding Material Breach.  Notwithstanding the foregoing, if the Breaching Party in Section 11.2.2 (Termination for Material Breach) or Section 11.2.3 (Remedies for Failure to Use Commercially Reasonable Efforts) disputes in good faith the existence, materiality, or failure to cure any such breach and provides notice to the Non-Breaching Party or, as applicable, terminating Party of such dispute within such [***] or [***] cure period, as applicable, the Non-Breaching Party will not have the right to terminate this Agreement in accordance with Section 11.2.2 (Termination for Material Breach), or Section 11.2.3 (Remedies for Failure to Use Commercially Reasonable Efforts), unless and until it has been determined in accordance with Section 13.1 (Arbitration) that this Agreement was materially breached by the Breaching Party and the Breaching Party fails to cure such breach within [***] or [***], as applicable, following such determination. It is understood and acknowledged that during the pendency of such dispute, all the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder, including satisfying any payment obligations.

11.2.5.       Termination for Insolvency.

(a)         Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; or if the other Party proposes a written agreement of composition or extension of substantially all of its debts; or if the other Party will be served with an involuntary petition against it, filed in any insolvency Proceeding, and such petition will not be dismissed within 90 calendar days after the filing thereof; or if the other Party will propose or be a party to any dissolution or liquidation; or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors.

(b)         All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) or analogous provisions of Applicable Law outside the U.S. licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code or analogous provisions of Applicable Law outside the U.S. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code or analogous provisions of Applicable Law outside the U.S. Upon the commencement of a bankruptcy Proceeding of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and all embodiments which, if not already in its possession, will be promptly delivered to the non-bankrupt Party upon written request.

11.2.6.      Termination for Safety Issue.  Novartis shall have the right to terminate this Agreement with respect to a Licensed Product, upon [***] written notice to Ionis, without any further obligations or liabilities towards Ionis (other than the consequences of termination set forth in Section 11.5 (Consequences of Expiration or Termination of this Agreement) below), to the extent applicable, if, during the Agreement Term, Novartis, based on applicable data, determines reasonably and in good faith that the continued Development or Commercialization of such Licensed Product presents safety concerns that pose a material risk or threat of harm in humans that, in Novartis’ reasonable and good faith determination are unable to be resolved through reasonable additional Development activities.  Such determination shall be [***].

11.3.       Remedy for Patent Challenge.  If Novartis or its Affiliates disputes, or assists any Third Party to dispute, the validity of any Licensed Patent, in a patent re-examination, inter partes review, post grant or other patent-office Proceeding, opposition, litigation, or other court Proceeding and, within 60 calendar days from written notice from Ionis, Novartis fails to rescind any and all of such actions, Ionis may [***] by providing written notice of such [***] to Novartis, provided however that, nothing in this clause prevents Novartis or its Affiliates from taking any of the actions referred to in this clause and provided further that Ionis will not have the right to [***] if Novartis or its Affiliates (a) asserts invalidity as a defense in any court Proceeding brought by Ionis or its Affiliates asserting infringement of a Licensed Patent; or (b) acquires a Third Party that has an existing challenge, whether in a court or administrative Proceeding, against a Licensed Patent.

11.4.      Alternative Remedy in Lieu of Termination. If Novartis has the right to terminate this Agreement in its entirety pursuant to Section 11.2.2(a) (Novartis’ Right to Terminate) (after giving effect to the applicable cure period under Section 11.2.2(a) (Novartis’ Right to Terminate)) for any material breach of this Agreement other than a payment breach, then in lieu of Novartis’ terminating this Agreement pursuant to Section 11.2.2(a) (Novartis’ Right to Terminate), Novartis will have the right to elect (in its sole discretion) by written notice to Ionis to have this Agreement continue in full force and effect, except that [***]; provided that such right, if exercised, will be Novartis’ sole and exclusive remedy with respect to the events giving rise to Novartis’ termination right.  Novartis must provide Ionis with written notice that it is electing to exercise the alternative remedy set forth in this Section 11.4 (Alternative Remedy in Lieu of Termination) within [***] after expiration of the applicable cure period (as tolled pursuant to Section 11.2.4 (Disputes Regarding Material Breaches)) and, in any event, prior to initiating the damages phase of any arbitration proceeding with respect to such breach pursuant to Section 13.1 (Arbitration).

11.5.       Consequences of Expiration or Termination of this Agreement.

11.5.1.       Consequence of Termination of this Agreement.  If this Agreement expires in accordance with Section 11.1.3 or is terminated by a Party in accordance with Section 11.2 (Termination of the Agreement) in its entirety or on a Licensed Product-by-Licensed Product basis at any time and for any reason, the following terms will apply to any such expiration or termination, but only to the extent of any such termination (i.e., with respect to any Terminated Product or in its entirety):

(a)        Licenses and Compounds.  Any license granted by Ionis to Novartis under Section 5.1 (License Grants to Novartis) will terminate. Novartis and its Affiliates and, subject to Section 5.3.4 (Effect of Termination on Sublicenses), its Sublicensees will cease selling Terminated Products under such licenses; provided, that (i) Novartis and its Affiliates and Sublicensees will have the right to sell any remaining inventory of Terminated Product over a period of no greater than [***] after the effective date of such termination and Novartis will pay Ionis royalties in accordance with Section 7.7 (Royalty Payments) on the Net Sales of such inventory of such Terminated Products, to the extent not already paid; and (ii) if there are any Clinical Studies being conducted at the date of termination, Novartis shall be entitled to continue Developing and Manufacturing Terminated Products to the extent and for the period necessary to effect an orderly transfer or wind down of such Clinical Studies in a timely manner and in accordance with all Applicable Law. In addition, Novartis and its Affiliates will not (independently or with a Third Party) Exploit any Licensed Compounds or any product containing any Licensed Compound after the effective date of termination, provided that the foregoing restriction will not prohibit Novartis from (A) Exploiting any Novartis Compound that (1) targets and modulates another target other than APO(a) as its primary mechanism of action and (2) does not modulate APO(a) or (B) solely in the event of termination after designation of a Development Candidate, Researching or Manufacturing any Novartis Compound other than a Novartis Compound that was designated as a Development Candidate.

(b)         Exclusivity.  If this Agreement is terminated in its entirety, then neither Party will have any further obligations under Article 4 (Exclusivity) of this Agreement.

(c)         Research Plan.  Neither Party will have any further obligations with respect to the Terminated Product under the Research Plan.

(d)         Return of Information and Materials.  The Parties will return (or destroy) all data, files, records and other materials containing or comprising the other Party’s Confidential Information to which it does not retain rights under the surviving provisions of this Agreement.  Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes.  Each Party will also be permitted to retain such additional copies of or any computer records or files containing the other Party’s Confidential Information that have been created solely by automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the retaining Party’s standard archiving and back-up procedures, but not for any other use or purpose.  All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Article 12 (Confidentiality).

(e)        Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights or financial compensation that have accrued to the benefit of a Party prior to such termination.  Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement. For purposes of clarification, milestone payments under Article 7 (Financial Provisions) accrue as of the date the applicable milestone event is achieved even if the payment is not due at the time of termination and royalty payments under Article 7 (Financial Provisions) accrue as of the date the applicable Net Sale even if the payment is not due at the time of termination.

11.5.2.      Survival.  In addition to the expiration or termination consequences set forth in this Section 11.5 (Consequences of Expiration or Termination of this Agreement), the following provisions of this Agreement will survive the expiration of this Agreement pursuant to Section 11.1 (Agreement Term; Expiration) or earlier termination of this Agreement pursuant to Section 11.2 (Termination of this Agreement): Section 2.4 (Research Costs) (with respect to any costs accrued prior to expiration or the date of the notice of termination), Section 2.10.1 (Records), Section 5.1.2 (Licensed Product License) ((1) in the event of expiration, solely in accordance with Section 5.5 (Consequence of Natural Expiration of this Agreement) and (2) in the event of termination, solely as set forth and pursuant to the terms of Section 11.5.1(a) (Consequence of Termination of this Agreement)), Section 5.5 (Consequence of Natural Expiration of this Agreement), Section 5.10 (Cross-Licenses under Program Technology), Section 7.7.2 (Application of Royalty Rates), Section 7.7.3 (Limitation on Aggregate Reduction for Novartis Royalties), and Section 7.9.4 (Right to Offset) (in each case solely with respect to any financial compensation that has accrued prior to expiry or termination in accordance with Section 11.5.1(e) (Accrued Rights)), Section 7.11 (Payments) through Section 7.14 (Interest) (in each case with respect to any financial compensation that has accrued prior to expiry or termination in accordance with Section 11.5.1(e) (Accrued Rights)), Section 8.2 (Ownership), Section 8.5 (Defense of Claims Brought by Third Parties; Oppositions) through Section 8.7 (Other Infringement - Jointly Owned Program Patents) (with respect to any action initiated prior to the effective date of expiration or termination), Section 9.4 (Disclaimer of Warranty), Section 10.1 (Indemnification by Novartis) through Section 10.4 (Defense, Settlement, Cooperation and Expenses), Section 10.6 (Limitation of Consequential Damages), Section 11.5 (Consequences of Expiration or Termination of this Agreement), Article 12 (Confidentiality), Article 13 (Miscellaneous) and Appendix 1 (Definitions) (to the extent definitions are embodied in the foregoing listed Articles and Section).

11.5.3.     Ionis: Special Consequences of Certain Terminations.  If (A) Novartis terminates this Agreement under [***], (B) Ionis terminates this Agreement under Section 11.2.2(b) (Ionis’ Right to Terminate), Section 11.2.3(b) (Remedies for Failure to Use Commercially Reasonable Efforts), or Section 11.2.5 (Termination for Insolvency), or (C) this Agreement expires in accordance with Section 11.1.3, then, in addition to the terms set forth in Section 11.5.1 (Consequence of Termination of this Agreement), the following additional terms will also apply but only with respect to any Terminated Products:

(a)         Reversion License.

(i)          License Grant. Subject to Section [***], Novartis will and hereby does grant to Ionis:

(1)           a sublicensable, worldwide, exclusive royalty-bearing license or sublicense, as the case may be, under all Novartis Technology (excluding Novartis Background Technology and Trademarks) Controlled by Novartis as of the effective date of such termination that is necessary for or Actually Used in the Development, Manufacture, or Commercialization of a Terminated Product as of the effective date of termination;

(2)          a sublicensable, worldwide, non-exclusive royalty-bearing license or sublicense, as the case may be, under all Novartis Background Technology (excluding Trademarks) Controlled by Novartis as of the effective date of such termination that is necessary for or Actually Used in the Development, Manufacture, or Commercialization of a Terminated Product as of the effective date of termination; provided, however, that [***]; and

(3)          a sublicensable, worldwide, exclusive license under any Trademarks that are solely related to a Terminated Products (excluding any Novartis corporate names and logos); in each case of (1), (2) and (3) solely to Exploit the Terminated Product (the licenses set forth in clauses (1), (2), and (3), collectively, the “Reversion License”); provided, that if Ionis determines that any Antitrust Filings are required in connection with the grant of the Reversion License, such license shall not become effective unless and until the applicable waiting period (and any extensions thereof, including any timing agreement entered into with the DOJ or FTC) under the HSR Act shall have expired or been terminated and any other required clearances under Antitrust Laws shall have been obtained.

(ii)         Reversion License Economics. Promptly following notice of termination, the Parties will negotiate and agree in good faith on a reasonable compensation to be paid by Ionis to Novartis in consideration of the Reversion License, taking into account, among other things, (i) the stage of Development or Commercialization of the Terminated Products at the time of termination, (ii) the nature of the Reversion License granted to Ionis (i.e., the scope of the Patent Rights, Know-How and Trademarks included in the Reversion License and if the Reversion License includes rights to any other active pharmaceutical ingredient that is not a Licensed Compound), (iii) the reason for termination, and (iv) the relative value of the Patent Rights and Know-How licensed under the Reversion License. If the Parties cannot agree on the applicable compensation for the Reversion License within [***] of initiating good faith negotiations (a “Reversion License Dispute”), then such Reversion License Dispute shall be finally settled [***] pursuant to terms set forth in Schedule 11.5.3. For the purpose of this Section 11.5.3(a) (Ionis: Special Consequences for Certain Terminations), the term “Control” shall not include any Novartis Technology or Novartis Background Technology for which Novartis or its relevant Affiliate or Sublicensee would be obligated to pay any additional royalties, milestones or other consideration or amounts in connection with granting the Reversion License or the Exploitation of the Terminated Products by Ionis, its Affiliates or sublicensees, unless Ionis agrees in writing to pay Novartis for any and all out-of-pocket costs, including upfront payments, purchase price, milestones, royalties, any license fees, option fees, option exercise fees, and other payments paid or payable by Novartis or its Affiliates to a Third Party that owns or controls such rights to license or acquire such rights; provided that, if the applicable rights relate to both a Terminated Product and one or more other programs of Novartis or its Affiliates, then any such out-of-pocket costs that are not specific to the Exploitation of a Terminated Product (e.g., upfront payments, purchase price, etc.) will be equitably allocated by Novartis among the applicable Terminated Product and such other programs, and Ionis will only be required to reimburse Novartis for the amount that is allocated to the applicable Terminated Product.

(iii)        [***].  Notwithstanding any other provision of this Agreement, if a Terminated Product [***], then [***] (such [***]), unless the Parties [***] pursuant to this Section 11.5.3(a)(iii) ([***]).  If Ionis [***], then Ionis shall [***].  If Ionis [***], the Parties will [***]; provided that Ionis may [***].  If Ionis does not [***], or Ionis [***] but the Parties [***], then Novartis [***].  Notwithstanding any other provision in this Agreement, in no event shall [***] except as set forth in this Section 11.5.3(a)(iii) ([***]).

(iv)         Acquisition of Alternative Technologies. As part of the negotiations for the reasonable compensation to be paid by Ionis to Novartis in consideration of the Reversion License pursuant to Section 11.5.3(a)(ii) (Reversion License Economics), the Parties will discuss whether any of the Novartis Technology that is Actually Used but not necessary for the Exploitation of the Terminated Product (or a suitable alternative) [***].

(b)        Within [***] following the date of termination, Novartis will deliver to Ionis for use with respect to the Research, Development, and Commercialization of the Terminated Product, any material Know-How, data, results (to the extent such Know-How, data, and results are included in the Reversion License), regulatory information, health economic study information, communications with payors, regulatory filings, or copies thereof, as of the date of such termination that relate [***] to such Terminated Product, in each case solely to the extent in Novartis’ or its Affiliates’ or Sublicensees’ possession or control;

(c)         Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of all Ionis Product-Specific Patents and Novartis will provide Ionis with (and will instruct its counsel to provide Ionis with) all of the material information and records in Novartis’ and its counsel’s possession related to the Prosecution and Maintenance of such Ionis Product-Specific Patents, in each case, with respect to the Terminated Product;

(d)         If requested by Ionis, Novartis will sell to Ionis all remaining API or Finished Drug Product in Novartis’ possession at a price equal to [***];

(e)         Upon Ionis’ reasonable request, Novartis shall support (or use Commercially Reasonable Efforts to cause to be supported by Novartis’ CMO) at [***] sole cost and expense a technology transfer to Ionis (or Ionis’ designated Third Party supplier) of any Novartis Technology necessary or Actually Used in the Development or Manufacture of a Terminated Product as of the effective date of termination for the manufacturing and supply of API or Finished Drug Product for such Terminated Product. In addition, Novartis will (or will use Commercially Reasonable Efforts to cause Novartis’ CMO to), at [***] sole cost and expense, (i) provide reasonable support and cooperation from time to time upon Ionis’ reasonable request, with Ionis’s regulatory filings and interactions with Regulatory Authorities related to Novartis’ or such CMO’s API or Finished Drug Product manufacturing (including any required inspections), and (ii) use Commercially Reasonable Efforts to supply (or cause to be supplied by Novartis’ CMO) API or Finished Drug Product to Ionis, at a price equal to [***], for a period of up to [***] from the effective date of termination to enable Ionis to identify and contract with a suitable Third Party API or Finished Drug Product manufacturer;

(f)        Novartis will assign, and hereby assigns, to Ionis, for Ionis’ exclusive use with respect to the Research, Development and Commercialization of the Terminated Products, all of Novartis’ right, title and interest in and to regulatory filings and submissions in the possession or Control of Novartis, in each case, that are necessary and solely related to the Research, Development, Manufacture, or Commercialization of Terminated Products and will take such further action as may be reasonably requested to transfer (i) regulatory documents in Ionis’ name and (ii) control of regulatory proceedings to Ionis;

(g)        In the event of any failure to effect any assignment described in Section 11.5.3(f) and, with respect to any other data, results, and regulatory information covered by the Reversion License, and regulatory filings and submissions in the possession or Control of Novartis, in each case, that are necessary or Actually Used to Develop, Manufacture, or Commercialize a Terminated Product as of the effective date of termination for the Exploitation of the Terminated Product but not assigned to Ionis pursuant to Section 11.5.3(f), Novartis hereby consents and grants to Ionis and any licensee of Ionis’ with rights to a Terminated Product the right to access and reference (without any further action required on the part of Novartis, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item with respect to all Terminated Products, and Novartis will promptly execute any document reasonably requested by Ionis to effect such right of access and reference; and

(h)        At Ionis’ reasonable request, the Parties will negotiate in good faith a transition services agreement for Novartis to perform certain mutually agreed transition services to (i) provide patients with continued access to the applicable Terminated Products, and (ii) enable Ionis (or Ionis’ designee) to assume and execute the responsibilities under all Regulatory Approvals and ongoing Clinical Studies for the applicable Terminated Product, (collectively, the “Transition Services”), and Ionis will pay Novartis and commercially reasonable amount to perform the Transition Services.

11.5.4.      Novartis: Special Consequences of Certain Terminations.  If Novartis terminates this Agreement under Section 11.2.2(a) (Novartis’ Right to Terminate), Section 11.2.3(a) (Remedies for Failure to Use Commercially Reasonable Efforts) or Section 11.2.5 (Termination for Insolvency), all of the provisions of Section 11.5.1 (Consequence of Termination of this Agreement) will apply, except that Novartis, its Affiliates, and Sublicensees will have the right to sell any remaining inventory of Terminated Product and Novartis will pay Ionis royalties in accordance with Section 7.7 (Royalty Payments) on the Net Sales of such inventory of such Terminated Products to the extent not already paid.

ARTICLE 12
CONFIDENTIALITY

12.1.      Confidentiality; Exceptions.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for five years thereafter, the receiving Party (the “Receiving Party”) and its Affiliates will keep confidential and will not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Confidential Information disclosed by the other Party or its Affiliates (the “Disclosing Party”).  Subject to the other provisions of this Article 12 (Confidentiality), each Party shall hold as confidential such Confidential Information of the other Party and its Affiliates in the same manner and with the same protection as such Receiving Party maintains its own Confidential Information.

12.2.    Prior Confidentiality Agreement Superseded.  As of the Execution Date, this Agreement supersedes the Confidential Disclosure Agreement executed by Ionis and Novartis on [***] (including any and all amendments thereto).  All information exchanged among Ionis and Novartis under such Confidential Disclosure Agreement are deemed Confidential Information hereunder and subject to the terms of this Article 12 (Confidentiality).

12.3.     Authorized Disclosure.  Except as expressly provided otherwise in this Agreement, a Receiving Party or its Affiliates may use and disclose Confidential Information of the Disclosing Party to (a) employees, agents, contractors, consultants and advisors of the Receiving Party and its Affiliates, and sublicensees and to (b) Third Parties to the extent reasonably necessary for the performance of its obligations or exercise of rights granted or reserved in this Agreement, in each case under confidentiality provisions no less restrictive than those in this Agreement.  In addition, a Receiving Party or its Affiliates may disclose Confidential Information of the Disclosing Party (i) to the extent reasonably necessary to file or prosecute patent, copyright and trademark applications (subject to Section 12.4 (Press Release; Publications; Disclosure of Agreement) below), complying with applicable governmental regulations, obtaining Regulatory Approvals, conducting non-Clinical Studies or Clinical Studies, marketing a Licensed Product, or as otherwise required by Applicable Law (including the rules of the SEC and any stock exchange); provided, however, that if a Receiving Party or any of its Affiliates is required by Applicable Law to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable for necessary disclosures, give reasonable advance notice to the Disclosing Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (ii) on a need-to-know basis, in communication with actual or potential lenders, potential acquirers, investors, merger partners, consultants, or professional advisors, in each case under confidentiality provisions no less restrictive than those of this Agreement; (iii) to the extent such disclosure is required to comply with existing expressly stated contractual obligations owed to such Party’s or its Affiliates’ licensor with respect to any intellectual property licensed to the other Party under this Agreement; or (iv) as mutually agreed to in writing by the Parties.

12.4.       Press Release; Publications; Disclosure of Agreement.

12.4.1.       Announcement of Transaction.  Subject to the consent of the other Party, each Party may issue a press release announcing the signing of this Agreement after the Effective Date.

12.4.2.       Other Disclosures.

(a)         Clinical Studies. Novartis has the right to disclose the existence of, and the results from, any Clinical Studies conducted under this Agreement in accordance with its standard policies.

(b)         During the Research Term.  Except to the extent required to comply with Applicable Law or as otherwise permitted in accordance with this Section 12.4 (Press Release; Publications; Disclosure of Agreement), during the Research Term, neither Party nor its Affiliates will make any public announcements, press releases or other public disclosures concerning a Development Candidate or Licensed Product, this Agreement or the terms or the subject matter hereof without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed. If, during the Research Term, a Party intends to make any public announcements, press releases or other public disclosures regarding a Licensed Product, this Agreement or the terms or the subject matter hereof, (i) such Party will submit such proposed public disclosure to the other Party for review at least [***] in advance of such proposed public disclosure, (ii) the other Party will have the right to review and recommend changes to such communication, and (iii) the publishing Party will in good faith consider any changes that are timely recommended by the other Party.

(c)         After Expiration of the Research Term.  Except to the extent required to comply with Applicable Law or as otherwise permitted in accordance with this Section 12.4 (Press Release; Publications; Disclosure of Agreement), after expiration of the Research Term, [***] will make any public announcements, press releases or other public disclosures regarding this Agreement or the terms or the subject matter hereof, or that will materially impact a Licensed Product or Development Candidate, without the prior written consent of [***], which consent will not be unreasonably withheld, conditioned or delayed.

(i)         If, after expiration of the Research Term, [***] intend to make any public announcements, press releases or other public disclosures that will materially impact a Licensed Product or Development Candidate, (A) unless [***] existing confidentiality obligations to a Third Party prohibit it from doing so, [***] will submit such proposed public disclosure to [***] for review at least [***] in advance of such proposed public disclosure, (B) [***] will have the right to review and recommend changes to such communication, and (C) [***] will in good faith consider any changes that are timely recommended by [***].

(ii)         If, after expiration of the Research Term, [***] intends to make any public announcements, press releases or other public disclosures regarding this Agreement or the terms or the subject matter hereof, or that are significant to a Licensed Product ([***]), (A) [***] will submit such proposed public disclosure to [***] for review at least [***] in advance of such proposed public disclosure, (B) [***] will have the right to review and recommend changes to such communication, and (C) [***] will in good faith consider any changes that are timely recommended by [***].

12.4.3.       Use of Name.  Except as set forth in Section 12.4.8 (Acknowledgment), neither Party will use the other Party’s name in a press release or other publication without first obtaining the prior consent of the Party to be named.

12.4.4.      Notice of Significant Events.  Each Party will use Commercially Reasonable Efforts to immediately notify (and provide as much advance notice as possible, but at a minimum [***] advance notice to) the other Party of any material event related to a Licensed Product so the Parties may analyze the need for or desirability of publicly disclosing or reporting such event.

12.4.5.       Scientific or Clinical Presentations.

(a)        Research Activities.  Any scientific or clinical presentation related to the Research Activities will be mutually agreed to by Novartis and Ionis before any such abstract, presentation or publication is submitted to the Third Party publisher for publication and will appropriately represent the contribution of Ionis (or its Affiliate), Novartis and any Third Party collaborators.  Industry-recognized principles of both inclusion of authors and order of authors will be applied to respect appropriately the contributions of all parties to the inventions or data being presented or published. Each Party will review any such proposed publication to avoid the unauthorized disclosure of a Party’s Confidential Information and to preserve the patentability of inventions arising under this Agreement.  Each Party will first submit to the other Party an early draft of all such publications or presentations, whether they are to be presented orally or in written form, at least [***] prior to submission for publication including to facilitate the publication of any summaries of Clinical Studies data and results as required on the clinical trial registry of each respective Party.  If at any time during such [***] period, the other Party informs such Party that its proposed publication discloses inventions made by either Party under this Agreement that have not yet been protected through the filing of a patent application, or the public disclosure of such proposed publication could be expected to have a material adverse effect on any Patent Rights or Know-How solely owned or Controlled by such other Party, then such Party will either (i) delay such proposed publication for up to [***] from the date the other Party informed such Party of its objection to the proposed publication, to permit the timely preparation and first filing of patent application(s) on the information involved or (ii) remove the identified disclosures prior to publication.

(b)          After Expiration of the Research Term. Upon expiration of the Research Term, Novartis shall be solely responsible for any scientific or clinical presentations related to the Licensed Product that are not related to the Research Activities subject to the review procedure set forth in this Section 12.4.5(b) (After Expiration of the Research Term). Novartis will submit any such abstract, presentation or publication to Ionis whether they are to be presented orally or in written form, at least [***] prior to submission for publication.  If at any time during such [***] period, Ionis informs Novartis that its proposed publication discloses inventions made by either Party under this Agreement that have not yet been protected through the filing of a patent application, or the public disclosure of such proposed publication could be expected to have a material adverse effect on any Patent Rights or Know-How solely owned or Controlled by Ionis, then such Novartis will either (i) delay such proposed publication for up to [***] from the date Ionis informed Novartis of its objection to the proposed publication, to permit the timely preparation and first filing of patent application(s) on the information involved or (ii) remove the identified disclosures prior to publication.

12.4.6.     SEC Filings.  Each Party will give the other Party a reasonable opportunity to review all material filings with the SEC describing the terms of this Agreement prior to submission of such filings, and will give due consideration to any reasonable comments by the non-filing Party relating to such filing.

12.4.7.      Subsequent Disclosure.  Notwithstanding the foregoing, to the extent information regarding this Agreement or a Licensed Product has already been publicly disclosed, either Party (or its Affiliates) may subsequently disclose the same information to the public without the consent of the other Party so long as such information remains true, correct and the most current information with respect to the subject matters set forth therein.

12.4.8.       Acknowledgment.  Novartis will [***].  Ionis may include each Licensed Product (and identify Novartis as its partner for the Licensed Product) in Ionis’ drug pipelines, any press release, public presentation or publication mentioning a Licensed Product.

ARTICLE 13
MISCELLANEOUS

13.1.       Dispute Resolution.

13.1.1.      General.  The Parties recognize that a dispute may arise relating to this Agreement (“Dispute”). Except as set forth in Section 3.3 (Decision Making), Section 7.9.5 (Third Party IP Dispute), Section 8.2.3 (Inventorship) and Section 13.1.5 (Injunctive Relief; Court Actions), any Dispute between the Parties or their respective Affiliates will be resolved in accordance with this Section 13.1 (Dispute Resolution).

13.1.2.       Continuance of Rights and Obligations during Pendency of Dispute Resolution.  If there are any Disputes in connection with this Agreement, including Disputes related to termination of this Agreement under Article 11 (Term; Termination), all rights and obligations of the Parties will continue until such time as any Dispute has been resolved in accordance with the provisions of this Section 13.1 (Dispute Resolution).

13.1.3.      Escalation.  Subject to Section 13.1.5 (Injunctive Relief; Court Actions), any claim, Dispute, or controversy as to the breach, enforcement, interpretation or validity of this Agreement will be referred to the Novartis’ Global Head of Corporate and Business Development (or a designee appointed by the Global Head of Corporate and Business Development) and to the Chief Executive Officer of Ionis (or a designee appointed by the Chief Executive Officer) (the “Executives”) for attempted resolution.  If the Executives are unable to resolve such Dispute within [***] of such Dispute being referred to them, then, upon the written request of either Party to the other Party, the Dispute will be subject to arbitration in accordance with Section 13.1.4 (Arbitration), except as expressly set forth in Section 13.1.5 (Injunctive Relief; Court Actions) or Section 13.3 (Recovery of Losses).

13.1.4.       Arbitration.

(a)          If the Parties cannot resolve the Dispute through escalation pursuant to Section 13.1.3 (Escalation), and a Party desires to pursue resolution of the Dispute, any Dispute will be solely and exclusively finally settled under the Rules of Arbitration of the ICC by a panel of three arbitrators appointed in accordance with said Rules, provided however, that the third arbitrator, who will act as president of the arbitral tribunal, will not be appointed by the International Court of Arbitration, but by the two arbitrators which have been appointed by either of the Parties in accordance with Article 4 para 4 of said Rules.

(b)       The place of arbitration will be New York, New York and the language to be used in any such Proceeding (and for all testimony, evidence and written documentation) will be English. The IBA Rules on the Taking of Evidence in International Arbitration will apply on any evidence to be taken up in the arbitration.

(c)         Without limiting any other remedies that may be available under law, the arbitrators will have no authority to award damages not permitted to be recovered pursuant to Section 10.6 (Limitation of Consequential Damages).  The Parties agree to select the arbitrator(s) within [***] after initiation of the arbitration. The hearing will be concluded within [***] after selection of the arbitrator(s) and the award will be rendered within [***] after the conclusion of the hearing, or of any post hearing briefing, which briefing will be completed by both Parties within [***] after the conclusion of the hearing. If the Parties cannot agree upon a schedule, then the arbitrator(s) will set the schedule following the time limits set forth above as closely as practicable.

(d)        EXCEPT IN THE CASE OF COURT ACTIONS PERMITTED BY SECTION 13.1.5 (INJUNCTIVE RELIEF; COURT ACTIONS) AND FOR CLAIMS NOT SUBJECT TO ARBITRATION PURSUANT TO SECTION 13.1.4 (ARBITRATION) AS SET FORTH IN SECTION 13.1.5 (INJUNCTIVE RELIEF; COURT ACTIONS), EACH PARTY HERETO WAIVES: (1) ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY, AND (2) ANY CLAIM FOR ATTORNEY FEES, COSTS AND PREJUDGMENT INTEREST.

(e)         Each Party will bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and will pay an equal share of the fees and costs of the arbitrators; provided, however, [***].

(f)          Notwithstanding any provision to the contrary, if the Dispute is regarding the existence, materiality, or failure to cure any material breach where Ionis is the alleged Breaching Party, then the arbitration will be bifurcated with respect to liability and damages, such that damages will only be determined if Novartis elects not to exercise the alternative remedy set forth in Section 11.4 (Alternative Remedy in Lieu of Termination).

13.1.5.      Injunctive Relief; Court Actions.  Notwithstanding anything to the contrary in this Agreement, each Party will be entitled to seek from any court of competent jurisdiction, in addition to any other remedy it may have at law or in equity, injunctive or other equitable relief in the event of an actual or threatened breach of this Agreement by the other Party, without the posting of any bond or other security, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration Proceeding.  The Parties agree that in the event of a threatened or actual material breach of this Agreement injunctive or equitable relief may be an appropriate remedy. In addition, except as set forth otherwise in Section 7.9.4 (Right to Offset) and Section 8.2.3 (Inventorship) either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patent Rights or other intellectual property rights, and no such claim will be subject to arbitration pursuant to Section 13.1.4 (Arbitration).

13.2.      Governing Law; Jurisdiction.  This Agreement and any Dispute will be governed by and construed and enforced in accordance with the laws of the State of New York, U.S.A., without reference to conflicts of laws principles.  The United Nations Convention on Contract for the International Sales of Goods (1980) shall not apply to the interpretation of this Agreement.

13.3.      Recovery of Losses.  Neither Party will be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered such Losses pursuant to other provisions of this Agreement, including recoveries under Section 10.1 (Indemnification by Novartis) or Section 10.2 (Indemnification by Ionis), and the offsets under Sections 7.9.4 (Right to Offset). Except for the offset and credits explicitly set forth in Section 4.3 (Acquisition of a Competitive Compound), Section 7.12 (Audits), Section 7.9.4 (Right to Offset), a final and binding decision of the arbitrators in accordance with Section 13.1.4 (Arbitration) or by the court of competent jurisdiction in accordance with Section 13.1.5 (Injunctive Relief; Court Actions) neither Party will have the right to set off any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement. Notwithstanding the non-refundable or non-creditable nature of any milestone payments hereunder, but subject to the limitations set forth in Section 10.6 (Limitation of Consequential Damages), nothing in this Agreement shall limit either Party’s rights to assert or obtain damages for breach of this Agreement, including damages calculated based on the payments made under this Agreement.

13.4.       Assignment and Successors.

13.4.1.      Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, which will not be unreasonably withheld, delayed or conditioned, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction. Notwithstanding the foregoing, [***].  In addition, Ionis may, subject to Section 7.8 ([***]), [***], without Novartis’ consent. Except in the case where [***], any permitted assignee will assume all applicable obligations of its assignor under this Agreement. Each Party shall remain primarily liable for any acts or omissions of its permitted assigns. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

13.4.2.      Unless explicitly agreed otherwise in writing between the Parties, if any assignment of this Agreement or of any rights or obligations under this Agreement results in [***], then [***] (“Transferring Party”) such that the Party (“Non-Transferring Party”) entitled to receive a given payment under this Agreement receives [***]. Any purported assignment or transfer made in contravention of this Section 13.4 (Assignment and Successors) will be null and void. This Section 13.4 (Assignment and Successors) will apply to the assignment of Licensed Technology mutatis mutandis.

13.5.      Change of Control Event Involving Novartis or Ionis.  A Party subject to a Change of Control Event will provide written notice to the other Party within [***] following the closing of a Change of Control Event, and such notice will identify the Third Party acquiring company (the “Acquirer”) and the contact information of the person at the Acquirer with whom the other Party will work to schedule meetings between the Acquirer and the other Party.  Within [***] following the closing of such Change of Control Event, the Party or the Acquirer will [***]. Notwithstanding any other provision of this Agreement, in the case of a Change of Control Event [***].

13.6.      Force Majeure.  No Party will be held responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying.  For purposes of this Agreement, force majeure means a cause beyond the reasonable control of a Party, which may include acts of God, war, terrorism, cyber-attacks, civil commotion, riot, fire, flood, earthquake, tornado, tsunami, explosion or storm, pandemic, epidemic, any action of a governmental authority or agency, national industry strike, lockout, sabotage, shortage in supply, energy shortage and failure of public utilities or common carriers.  In such event the failing or delaying Party shall promptly notify the other Party of such inability and of the period for which such inability is expected to continue.  The Party giving such notice will be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and shall use commercially reasonable efforts to minimize the duration of any force majeure and resume performance of its obligation as promptly as practicable.  Notwithstanding the foregoing, if such force majeure event induced delay or failure of performance continues for a period of [***], after such time the Parties will negotiate in good faith any permanent or transitory modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and execute such plan within such timeframe.

13.7.       Notices.  Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), or internationally recognized overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to Ionis, addressed to:

Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: Chief Business Officer

with a copy to (which copy will not constitute notice):
[***]
Attention: General Counsel

If to Novartis, addressed to:

Novartis Pharma AG
Lichtstrasse 35
4002, Basel, Switzerland
Attention: General Counsel

with a copy to:	Novartis Pharma AG
Lichtstrasse 35
4002, Basel, Switzerland
Attention: Head Global Business
Development & Licensing

or to such other address for such Party as it will have specified by like notice to the other Party; provided that notices of a change of address will be effective only upon receipt thereof.  If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service.

13.8.      Waiver.  Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver.

13.9.      Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

13.10.    Entire Agreement; Modifications.  This Agreement (including the attached Appendices, Schedules, and Exhibit) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein.  No amendment, modification, release or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.11.     Independent Contractors.  Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership joint venture or legal entity of any type between the Parties.  Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for the other Party.  Neither Party will have the authority to bind or obligate the other Party and neither Party will represent that it has such authority. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes.

13.12.     Interpretation.  Except as otherwise explicitly specified to the contrary, (a) references to a section, Exhibit, Appendix or Schedule means a Section of, or Schedule or Exhibit or Appendix to this Agreement, unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) the words “will” and “shall” have the same meaning, (d) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (e) words in the singular or plural form include the plural and singular form, respectively, (f) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (g) unless otherwise specified, “$” is in reference to United States dollars, (h) the headings contained in this Agreement, in any Exhibit or Appendix or Schedule to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement, (i) the word “or” will not be construed as exclusive and will have the meaning typically ascribed to the term “and/or”; (j) the words “hereof,” “herein,” and “herewith,” and words of similar import, will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement and (k) general words will not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things.

13.13.    Books and Records.  Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees will be maintained in accordance with their respective Applicable Law and Accounting Standards.

13.14.    Further Actions.  Each Party will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

13.15.    Construction of Agreement.  The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise.  Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

13.16.    Supremacy.  In the event of any express conflict or inconsistency between this Agreement and any Schedule, Appendix, or Exhibit hereto, the terms of this Agreement will apply.  The Parties understand and agree that the Appendices identifying the Licensed Technology are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Agreement Term, as appropriate and in accordance with the provisions of this Agreement.

13.17.    Counterparts.  This Agreement (or any notice, invoice or other document to be delivered by a Party hereunder) may be signed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers, and facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

13.18.    Compliance with Laws.  Each Party will, and will ensure that its Affiliates will, comply with all Applicable Law in exercising its rights and fulfilling its obligations under this Agreement. No Party will, or will be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Law.

13.19.    Remedies at Law.  Without limiting Section 13.3 (Recovery of Losses) and except as expressly stated in this Agreement, the rights and remedies provided in this Agreement and all other rights and remedies available to either Party at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Execution Date.

NOVARTIS PHARMA AG

By:	/s/ Guillaume Vignon

Name:	Guillaume Vignon

Title:	Global Head BD&L Partnering

NOVARTIS PHARMA AG

By:	/s/ Mark Victor Rogers

Name:	Mark Victor Rogers

Title:	Global Head Pharma Transactions

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Execution Date.

IONIS PHARMACEUTICALS, INC.

By:	/s/ Brett Monia
Name:	Brett Monia
Title:	Chief Executive Officer

List of Appendices, Schedules, and Exhibits

Appendix 1 – Definitions

Appendix 2 – Ionis In-License Agreements

Appendix 3 – License Conditions; Limitations

Appendix 4 – Ionis Development Pipeline

Appendix 5 – Ionis Core Technology Patents

Appendix 6 – Ionis Manufacturing and Analytical Patents

Appendix 7 – Ionis Product-Specific Patents

Appendix 8 – Prior Agreements

Schedule 2.1.1 – Research Plan

Schedule 5.4.2(a) – [***]

Schedule 9.2 – Ionis Disclosure Schedules

Schedule 11.5.3 – [***]

Exhibit 1 – Novartis’ Form of Invoice

Appendix 1

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the following meanings:

“AAA” has the meaning set forth in Schedule 11.5.3.

 “Acceptance of NDA Filing” means the receipt of written notice from the FDA in accordance with 21 C.F.R. § 314.101(a)(2) that such NDA is officially “filed.”

“Accounting Standards” means, with respect to Ionis, U.S. GAAP (United States Generally Accepted Accounting Principles) and means, with respect to Novartis, the IFRS (International Financial Reporting Standards), in each case, as generally and consistently applied throughout the applicable Party’s organization.  Each Party shall promptly notify the other in the event that it changes the Accounting Standards pursuant to which its records are maintained, it being understood that each Party may only use internationally recognized accounting standards (e.g., U.S. GAAP, IFRS or equivalent).

“Actually Used” means, with respect to any Novartis Technology and a Terminated Product and subject to Section 11.5.3(a)(iv) (Acquisition of Alternative Technologies), that such Novartis Technology was [***].  For clarity, (1) [***] will be considered “Actually Used”, and (2) [***] will be considered “Actually Used.”

“Acquired Compound” has the meaning set forth in Section 4.3 (Acquisition of a Competitive Compound).

“Acquirer” has the meaning set forth in Section 13.5 (Change of Control Event Involving Novartis or Ionis).

“Additional Ionis Research Activities” has the meaning set forth in Section 2.4 (Research Costs).

“Affiliate” of an entity means any corporation, firm, partnership or other entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a Party to this Agreement.  An entity will be deemed to control another entity if it (a) owns, directly or indirectly, more than 50% of the outstanding voting securities (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the entity.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Agreement Term” has the meaning set forth in Section 11.1 (Agreement Term; Expiration).

“Akcea-Novartis Collaboration Agreement” means that certain Strategic Collaboration, Option and License Agreement between Novartis Pharma AG and Akcea Therapeutics, Inc., dated January 5, 2017, as amended on February 22, 2019.

“Alliance Manager” has the meaning set forth in Section 3.6 (Alliance Managers).

“Annual” or “Annually” means the period covering a Calendar Year or occurring once per Calendar Year, as the context requires.

“Antitrust Filings” means any filings, notices, applications or other submissions under Antitrust Law.

Appendix 1-1

“Antitrust Laws” means any federal, state, or foreign statutes, rules, regulations, orders, or decrees that are designed to prohibit, restrict, or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade, including the HSR Act.

“API” means the bulk active pharmaceutical ingredient manufactured in accordance with cGMP (unless expressly stated otherwise) for a Licensed Product.

“APO(a)” means the protein product encoded by the apolipoprotein(a) gene (also known as LPA, Lipoprotein A, or Lp(a) gene) (GenBank accession # NM_005577.2; NCBI Gene ID: 4018), including any alternative splice variants, mutants, polymorphisms and fragments thereof.

“Applicable Law” or “Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time.

“Audit Report” has the meaning set forth in Section 7.12.3 (Audits).

“Auditor” has the meaning set forth in Section 7.12.1 (Audits).

“Bankruptcy Code” has the meaning set forth in Section 11.2.5(b) (Termination for Insolvency).

“Breaching Party” means the Party that is believed by the Non-Breaching Party to be in material breach of this Agreement.

“[***]” has the meaning set forth in Schedule 11.5.3 ([***]).

“Business Day” means any calendar day, other than a Saturday or Sunday and December 24 to January 2, on which banking institutions in Basel, Switzerland or New York, New York are open for business.

“Calendar Quarter” means a period of three consecutive months ending on the last calendar day of March, June, September, or December, respectively, and will also include the period beginning on the Effective Date and ending on the last calendar day of the Calendar Quarter in which the Effective Date falls.

“Calendar Year” means a year beginning on January 1 (or, with respect to 2023, the Effective Date) and ending on December 31.

“Carryover Candidate” has the meaning set forth in Section 2.2.2 (Carryover Period).

“Carryover Period” has the meaning set forth in Section 2.2.2 (Carryover Period).

“cGMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

Appendix 1-2

“Change of Control Event” means any (a) direct or indirect acquisition of all or substantially all of the assets of a Party, (b) direct or indirect acquisition by a Person, or group of Persons acting in concert, of [***]% or more of the voting equity interests of a Party, (c) tender offer or exchange offer that results in any Person, or group of Persons acting in concert, beneficially owning [***]% or more of the voting equity interests of a Party, or (d) merger, consolidation, other business combination or similar transaction involving a Party, pursuant to which any Person becomes the owner of all or substantially all of the consolidated assets, net revenues or net income of a Party, taken as a whole, or which results in the holders of the voting equity interests of a Party immediately prior to such merger, consolidation, business combination or similar transaction ceasing to hold [***]% or more of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, other business combination or similar transaction, in all cases where such transaction is entered into with any Person other than the other Party to this Agreement or its Affiliates.

“Clinical Development Plan” has the meaning set forth in Section 2.5 (Clinical Development Plan).

“Clinical Study” or “Clinical Studies” means a Phase 1 Trial, Phase 2 Trial, Phase 3 Trial or such other study in humans that is conducted in accordance with good clinical practices and is designed to generate data in support or maintenance of an NDA, MAA, or other similar marketing application.

“CMO” means a Third Party contract manufacturer Manufacturing API, clinical supplies or Finished Drug Product for any purpose under this Agreement.

“CMO Agreement” has the meaning set forth in Section 5.4.2 (Novartis’ CMOs).

“Combination Product” has the meaning set forth in the definition of “Net Sales” in this Appendix 1 (Definitions).

“Commercialize,” “Commercialization” or “Commercializing” means any and all activities directed to registering, marketing, promoting, detailing, distributing, importing, having imported, exporting, having exported, selling or offering to sell a product (including a Licensed Product) following receipt of Regulatory Approval for such product in the applicable country, including conducting pre-and post-Regulatory Approval activities, and launching and promoting the product in each country.

“Commercially Reasonable Efforts” means the level of effort, budget and resources normally used by the respective Party for a product owned or controlled by it, which is of similar profitability and at a similar stage in its development or product life, taking into account with respect to a product inter alia any issues of patent coverage, safety and efficacy, pricing, product profile, the proprietary position of the product, the competitive environment for the product and the likely timing of the product(s) entry into the market, the regulatory environment of the product and other relevant scientific, technical and commercial factors.  Commercially Reasonable Efforts will be determined on a Licensed Product-by-Licensed Product and country-by-country basis. Notwithstanding any provision to the contrary in this Agreement, Novartis will not be permitted to take into consideration any Acquired Compound in determining what constitutes Commercially Reasonable Efforts.

“Competitive Compound” means any Oligonucleotide that is designed to bind to the RNA encoding APO(a).

“Competitive Infringement” has the meaning set forth in Section 8.6 (Enforcement of Patents Against Competitive Infringement).

“Competitive Product” has the meaning set forth in Section 4.4 (Change of Control).

“Completion” means (a) with respect to an IND-Enabling Toxicology Study, receipt of the final report for such IND-Enabling Toxicology Study and (b) with respect to a Clinical Study, the point in time at which database lock for such study has occurred and, if such study has a statistical analysis plan, the primary and secondary endpoints and key safety data generated  (including tables, listings and figures generated based on that database lock) for such study are available.

Appendix 1-3

“Compound” means any Oligonucleotide that is designed to bind to the RNA encoding APO(a) discovered by Ionis, Novartis, or jointly between the Parties.

“Compound Pool” has the meaning set forth in Section 2.2.1 (Development Candidate Data Packages).

“Confidential Information” means any confidential or proprietary information, data or materials, patentable or otherwise, including trade secrets, Know-How, inventions or discoveries, proprietary information, formulae, processes, techniques and other information, in any form (written, oral, photographic, electronic, magnetic, or otherwise) which is disclosed by the Disclosing Party or its Affiliates to the Receiving Party or its Affiliates in the course of performing its obligations or exercising its rights under this Agreement.  “Confidential Information” does not include information that:

(a)
was in the lawful knowledge and possession of the Receiving Party or its Affiliates prior to the time it was disclosed to the Receiving Party or its Affiliates, or was otherwise developed independently by the Receiving Party or its Affiliates, in each case, as evidenced by written records kept in the ordinary course of business, or other documentary proof of the Receiving Party or its Affiliates;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party or its Affiliates;

(c)
became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party or its Affiliates in breach of this Agreement; or

(d)
was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party or its Affiliates not to disclose such information to others.

“Conjugate Technology” means a group of atoms covalently bound to an Oligonucleotide designed to enhance one or more properties of the Oligonucleotide, such as targeting of antisense drugs to specific tissues and cells.  Conjugate Technology includes N-acetylgalactosamine (GalNAc) ligand conjugates capable of binding to the asialoglycoprotein receptor (ASGP-R) and enhancing the targeting of antisense drugs.

“Control” or “Controlled” means possession of the legal authority or the right (whether by ownership, license or otherwise) to grant a license or sublicense hereunder without violating the terms of any agreement with any Third Party; provided that [***].  Notwithstanding anything to the contrary under this Agreement, with respect to any Third Party that becomes an Affiliate of a Party after the Effective Date (including a Third Party acquirer), no intellectual property of such Third Party owned or controlled by such Third Party immediately prior to the date such Third Party becoming an Affiliate of a Party hereunder will be included in the licenses granted hereunder by virtue of such Third Party becoming an Affiliate of such Party.

“Core European Countries” means the United Kingdom, Germany, France, Italy and Spain.

“Cover,” “Covered” or “Covering” means, with respect to a Patent Right and a product, technology, process, method, or mode of administration that the manufacture, use, offer for sale, sale, or importation of such product or the practice of such technology, process, method, or mode of administration falls within the scope of at least one claim of such Patent Right.

Appendix 1-4

“DC Selection Date” has the meaning set forth in Section 2.2.4 (Development Candidate Selection Process).

“Develop,” “Developing” or “Development” means, with respect to a product (including a Licensed Product) after such product is designated as a development candidate, any and all non-clinical, clinical or regulatory activity with respect to such product to support approval by a regulatory authority to market and sell such product (including the submission of all necessary filings with applicable Regulatory Authorities to support such non-clinical and clinical activities and Regulatory Approval), including pharmacokinetic and toxicology studies required to meet the requirements for filing an IND and filing an IND with any regulatory authority.

“Development Candidate” means any Compound that is designated by the JSC as a development candidate in accordance with Section 2.2.4 (Development Candidate Selection Process).

“Development Candidate Criteria” has the meaning set forth in Section 2.1.1 (Research Plan).

“Development Candidate Data Package” means the data package prepared by either Party or the JRC for the JSC to review and consider designating a Licensed Compound as a Development Candidate; provided that such package contains [***], but in any event at least the same level of detail as the data packages the relevant Party presents to its research management committee to approve its own internal development candidates.  In the case of a Development Candidate Data Package prepared by Ionis, such package may include [***].

“Disclosing Party” has the meaning set forth in Section 12.1 (Confidentiality; Exceptions).

“Dispute” has the meaning set forth in Section 13.1.1 (General).

“DOJ” has the meaning set forth in Section 5.11.1 (Effectiveness of the Agreement).

“Domain Names” means any Domain Name identical or similar with the Trademarks under any ccTLD (country code Top Level Domain) and gTLD (generic Top Level Domain) address area.

“Draft Report” means, with respect to an IND-Enabling Toxicology Study, an integrated, audited draft report containing the toxicology data generated from such IND-Enabling Toxicology Study.

“Effective Date” has the meaning set forth in Section 5.11.1 (Effectiveness of the Agreement).

“EMA” means the European Medicines Agency and any successor entity thereto.

“[***]” means, with respect to a Licensed Product, any “[***]” as described in [***] for such Licensed Product, or, if a standard [***] is not applicable, then [***].

“Evaluation Period” has the meaning set forth in Section 4.3 (Acquisition of a Competitive Compound).

“[***]” has the meaning set forth in Section [***].

“Execution Date” has the meaning set forth in the Preamble of this Agreement.

“Executives” has the meaning set forth in Section 13.1.3 (Escalation).

Appendix 1-5

“Exploit” means, with respect to any product, to Research, Develop, have Developed, use, have used, offer for sale, have offered for sale, sell, have sold or otherwise Commercialize or have Commercialized, export, have exported, import, have imported, Manufacture, have Manufactured, or otherwise exploit such product. “Exploitation” and “Exploiting” will be construed accordingly.

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

“Field” means all therapeutic, prophylactic, palliative, analgesic, and diagnostic uses in humans.

“Finished Drug Product” means any drug product containing API as an active ingredient, in finished form for Development or Commercialization by a Party under this Agreement.

“First Commercial Sale” means, on a Licensed Product-by-Licensed Product basis, the first sale of such Licensed Product by Novartis, its Affiliate or its Sublicensee to a Third Party in a country after Regulatory Approval of such Licensed Product has been obtained in such country.

“FTC” has the meaning set forth in Section 5.11.1 (Effectiveness of the Agreement).

“FTE” means the number of full-time-equivalent person-years (each consisting of a total of [***] hours) of research and development work by each Party’s personnel on or directly related to the applicable activity conducted hereunder. For clarity, [***].

“FTE Costs” means the cost of Ionis’ employees based on the time incurred at performing work under this Agreement at the then-applicable FTE Rate.

“FTE Rate” means $[***] per FTE per Calendar Year, which rate shall be prorated on a daily basis as necessary; provided, that on [***] and on January 1st of each subsequent Calendar Quarter the FTE Rate will be [***] for the Calendar Year then commencing by the percentage [***] in the Consumer Price Index for All Urban Consumers (CPI-U); US City Average calculated by the Bureau of Labor Statistics during the immediately preceding Calendar Year.

“Generic Product” means, with respect to a Licensed Product in a country, a pharmaceutical product (other than such Licensed Product) that (a) is sold by a Third Party other than a Sublicensee under license from Novartis in such country, (b) is authorized for use in such country in one or more of the indications for which such Licensed Product has Regulatory Approval in such country; and (c) either (i) contains the same active pharmaceutical ingredient(s) as such Licensed Product or (ii) is a product approved by way of an abbreviated regulatory mechanism by the Regulatory Authority in such country that, in each case, meets the equivalency determination by the applicable Regulatory Authority (including a determination that the product is “comparable”, “interchangeable”, “bioequivalent”, “biosimilar” or other term of similar meaning, if applicable, with respect to such Licensed Product).  A product shall not be considered to be a Generic Product if (a) Novartis or any of its Affiliates or Sublicensees was involved in or authorized the Development or Commercialization of such product, (b) Novartis or any of its Affiliates or Sublicensees has granted a license to such Third Party in respect of such product, or (c) such product is Commercialized by any Person who obtained such product in a chain of distribution that included Novartis or any of its Affiliates or Sublicensees.

“Governmental Authority” means any United States federal, state or local government or any foreign government, or political subdivision thereof, or any local, state, national or multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any arbitrator or arbitral body.

Appendix 1-6

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder.

“HSR Filings” has the meaning set forth in Section 5.11.2(a).

“Identified Rights” has the meaning set forth in Section 7.9.2 (New In-License Agreements).

“IND” means an Investigational New Drug Application (as defined in the Food, Drug and Cosmetic Act, as amended) filed with the FDA.

“Indemnification Claim Notice” has the meaning set forth in Section 10.3 (Notice of Claim).

“Indemnified Party” has the meaning set forth in Section 10.3 (Notice of Claim).

“IND-Enabling Toxicology Study” or “IND-Enabling Toxicology Studies” means the non-human primate toxicology studies of a Licensed Compound designed or otherwise required to meet the requirements for filing an IND.

“Indirect Taxes” means value added, goods and services, sales, use, excise, consumption and other similar indirect taxes required by law to be disclosed on the invoice.

“Initiation” or “Initiate” means, with respect to any Clinical Study, dosing of the first human subject in such Clinical Study.

“Invoice” means an original invoice in the form attached hereto as Exhibit 1 (Novartis’ Form of Invoice).

“Ionis” has the meaning set forth in the Preamble of this Agreement.

“Ionis Core Technology Patents” means any Patent Rights (other than Ionis Product-Specific Patents or Ionis Manufacturing and Analytical Patents) that (a) are owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Execution Date or at any time during the Agreement Term, (b) claim subject matter generally applicable to Oligonucleotides and (c) are necessary or reasonably useful to Research, Develop, Manufacture or Commercialize a Licensed Compound or Licensed Product, but excluding any Patent Rights to the extent solely related to any active pharmaceutical ingredient that is not a Licensed Compound.  A list of the Ionis Core Technology Patents as of the Execution Date is set forth on Appendix 5 (Ionis Core Technology Patents) attached hereto.

“Ionis Indemnitees” has the meaning set forth in Section 10.1 (Indemnification by Novartis).

“Ionis In-License Agreements” has the meaning set forth in Section 7.9.1 (Existing In-License Agreements).

“Ionis Internal Oligonucleotide Safety Database” has the meaning set forth in Section 6.6.2 (Ionis Internal Oligonucleotide Safety Database).

“Ionis Know-How” means any Know-How, excluding Ionis’ interest in any Jointly-Owned Program Know-How, that is (a) owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Execution Date or at any time during the Agreement Term and (b) necessary or reasonably useful to Research, Develop, Manufacture or Commercialize a Licensed Compound or Licensed Product, but excluding any Know-How to the extent solely related to any active pharmaceutical ingredient that is not a Licensed Compound.  Ionis Know-How does not include the Ionis Manufacturing and Analytical Know-How.

Appendix 1-7

“Ionis Manufacturing and Analytical Know-How” means Know-How, excluding Ionis’ interest in any Jointly-Owned Program Know-How, that (a) relates to the synthesis or analysis of a Licensed Compound or Licensed Product regardless of sequence or chemical modification, (b) is owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Execution Date or at any time during the Agreement Term and (c) is necessary or reasonably useful to Research, Develop, Manufacture or Commercialize a Licensed Compound or Licensed Product, but excluding any Know-How to the extent solely related to any active pharmaceutical ingredient that is not a Licensed Compound.  Ionis Manufacturing and Analytical Know-How do not include the Ionis Know-How.

“Ionis Manufacturing and Analytical Patents” means Patent Rights, excluding Ionis’ interest in any Jointly-Owned Program Patents, that (a) claim Manufacturing Technology owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Execution Date or at any time during the Agreement Term and (b) are necessary or reasonably useful to Research, Develop, Manufacture or Commercialize a Licensed Compound or Licensed Product, but excluding any Patent Rights to the extent solely related to any active pharmaceutical ingredient that is not a Licensed Compound.  A list of Ionis Manufacturing and Analytical Patents as of the Execution Date is set forth on Appendix 6 (Ionis Manufacturing and Analytical Patents) attached hereto.

“Ionis Product-Specific Patents” means all Product-Specific Patents that are (a) Controlled by Ionis or its Affiliates on the Execution Date or at any time during the Agreement Term and (b) necessary or reasonably useful to Research, Develop, Manufacture or Commercialize a Licensed Compound or Licensed Product, but excluding any Patent Rights to the extent solely related to any active pharmaceutical ingredient that is not a Licensed Compound.  A list of Ionis Product-Specific Patents as of the Execution Date is set forth on Appendix 7 (Ionis Product-Specific Patents) attached hereto.

“Ionis Program Know-How” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Ionis Program Patents” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Ionis Program Technology” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Ionis Research Activities Technology” means any Know-How or Patent Rights that are (a) Controlled by Ionis or its Affiliates as of the Execution Date or any time during the Agreement Term and (b) necessary or reasonably useful for Novartis to perform any Research Activities or to conduct Research during the Carryover Period or the period after [***] until [***] for the first Licensed Product.

“Joint Patent Committee” or “JPC” has the meaning set forth in Section 8.1.1 (Joint Patent Committee).

“Jointly-Owned Program Know-How” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Jointly-Owned Program Patents” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Jointly-Owned Program Technology” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Joint Research Committee” or “JRC” has the meaning set forth in Section 3.2.1 (Establishment).

Appendix 1-8

“JSC” has the meaning set forth in Section 3.1.1 (Establishment).

“Know-How” means inventions, technical information, know-how and materials, including technology, data, compositions, formulas, biological materials, assays, reagents, constructs, compounds, discoveries, procedures, processes, practices, protocols, methods, techniques, results of experimentation or testing, knowledge, trade secrets, skill and experience, in each case whether or not patentable or copyrightable, and in each case that are unpatented.

“Knowledge” means the actual knowledge of a Party’s or any of its Affiliate’s [***] as of the Effective Date; provided that, with respect to information regarding the status of Patent Rights or other intellectual property rights, “Knowledge” means the actual knowledge of a Party’s or any of its Affiliate’s [***] as of the Effective Date [***].

“Licensed Compound” has the meaning set forth in Section 2.2.1 (Development Candidate Data Packages).

“Licensed Know-How” means (a) Ionis Manufacturing and Analytical Know-How, (b) Ionis Program Know-How, (c) Ionis’ and its Affiliate’s interest in any Jointly-Owned Program Know-How, and (d) Ionis Know-How.  For clarity, Licensed Know-How does not include any Know-How covering formulation technology or delivery devices (other than Conjugate Technology).

“Licensed Patents” means (a) the Ionis Product-Specific Patents, (b) the Ionis Core Technology Patents, (c) the Ionis Manufacturing and Analytical Patents, (d) subject to Section 8.4 (Patent Costs), Ionis’ and its Affiliate’s interest in any Jointly-Owned Program Patents, and (e) the Ionis Program Patents.  For clarity, Licensed Patents do not include any Patent Rights claiming formulation technology or delivery devices (other than Conjugate Technology).

“Licensed Product” means any product containing a Development Candidate as an active pharmaceutical ingredient. For clarity, all products with the same active pharmaceutical ingredient(s) will be deemed a single “Licensed Product” hereunder.

“Licensed Product License” has the meaning set forth in Section 5.1.2 (Licensed Product License).

“Licensed Technology” means any and all Licensed Patents and Licensed Know-How.

“Losses” has the meaning set forth in Section 10.1 (Indemnification by Novartis).

“MAA” means a marketing authorization application filed with the EMA after Completion of Clinical Studies to obtain approval for a Licensed Product under the centralized European filing procedure or, if the centralized EMA filing procedure is not used, filed using the applicable procedures in any European Union country or other country in Europe.

“MAA Approval” means, with respect to a Licensed Product in Europe, approval of the MAA from the applicable Regulatory Authority in at least [***] Core European Countries sufficient for the Manufacture, distribution, use, marketing and sale of such Licensed Product and pricing and reimbursement approval in such [***] Core European Countries in accordance with Applicable Laws has been obtained, provided that with respect to the Core European Countries where marketing approval and pricing and reimbursement approval are not granted simultaneously (e.g., Germany), separate pricing and reimbursement approval shall not be required if and to the extent Novartis, after the grant of the relevant marketing authorization, starts selling the Licensed Product in such Core European Countries and such sales generate Net Sales.

Appendix 1-9

“Major Market” means any of the following countries: the United States, the United Kingdom, Germany, France, Italy and Spain.

“Major Regulatory Communications” means any official, substantive response received from a Regulatory Authority related to a Major Regulatory Submission (e.g., meeting minutes).

“Major Regulatory Submissions” means, with respect to a Licensed Product, the (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], (f) [***], and (g) [***].

“Manufacture” or “Manufactured” or “Manufacturing” means any activity involved in or relating to the manufacturing, quality control testing (including in-process, release and stability testing), releasing or packaging, for non-clinical and clinical purposes, of API or a Licensed Product in finished form.

“Manufacturing Technology” means (a) methods and materials used in the synthesis or analysis of an Oligonucleotide regardless of sequence or chemical modification, (b) methods of manufacturing components of an Oligonucleotide, and (c) methods and materials used in Manufacturing a Licensed Product.

“Manufacturing Technology Transfer Plan” has the meaning set forth in Section 5.9.2 (Ionis Manufacturing and Analytical Know-How).

“Material Research Costs” means, with respect to any FTE Costs and Out-of-Pocket Costs incurred by Ionis in conducting Additional Ionis Research Activities, any FTE Costs and Out-of-Pocket Costs that are in excess of $[***].

“[***]” has the meaning set forth in Section 7.8 ([***]).

“NDA” means a New Drug Application filed with the FDA after Completion of Clinical Studies to obtain Regulatory Approval for a Licensed Product in the United States.

“NDA Approval” means, with respect to a Licensed Product in the United States, FDA approval of an NDA sufficient for the Manufacture, distribution, use, marketing and sale of such Licensed Product.

“Necessary Platform IP” has the meaning set forth in Section 7.9.3(a) (New Necessary Platform IP).

“Net Sales” means the net sales recorded by Novartis or any of its Affiliates or their Sublicensees (excluding, for clarity, any distributors or wholesalers) for any Licensed Product sold to Third Parties other than Sublicensees as determined in accordance with Novartis’ Accounting Standards as consistently applied, less a deduction of [***] percent ([***]%) for direct expenses related to the sales of the Licensed Product, distribution and warehousing expenses and uncollectible amounts on previously sold products.  The deductions booked on an accrual basis by Novartis and its Affiliates under its Accounting Standards to calculate the recorded net sales from gross sales include the following:

(i)	normal trade and cash discounts;

(ii)	amounts repaid or credited by reasons of defects, rejections, recalls or returns;

(iii)	rebates and chargebacks to customers and other Third Parties (including Medicare, Medicaid, Managed Healthcare and similar types of rebates);

(iv)	amounts provided or credited to customers through coupons and other discount programs;

Appendix 1-10

(v)	delayed ship order credits, discounts or payments related to the impact of price increases between purchase and shipping dates or retroactive price reductions;

(vi)	fee for service payments to customers for any non-separable services (including compensation for maintaining agreed inventory levels and providing information); and

(vii)	other reductions or specifically identifiable amounts deducted for reasons similar to those listed above in accordance with Novartis’ Accounting Standards.

With respect to the calculation of Net Sales:

(a)
Net Sales only include the value charged or invoiced on the first arm’s length sale to a Third Party. Sales between or among Novartis and its Affiliates and Sublicensees shall be disregarded for purposes of calculating Net Sales;

(b)
If a Licensed Product is delivered to the Third Party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under Novartis’ Accounting Standards are met;

(c)
In the event that the Licensed Product is in finished dosage form containing the Licensed Compound in combination with one (1) or more other active ingredients (such active ingredients, “Other Components,” and such Licensed Product, a “Combination Product”), the Net Sales will be calculated by multiplying the Net Sales of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in the relevant country of the Licensed Product containing the Licensed Compound as the sole active ingredient in finished form, and B is the weighted average sale price (by sales volume) in that country of the product(s) containing the Other Components as the sole active ingredient(s) in finished form.  Regarding prices comprised in the weighted average price when sold separately referred to above, if these are available for different dosages from the dosages of the Licensed Compound and the Other Components, then Novartis shall be entitled to make a proportional adjustment to such prices in calculating the royalty-bearing Net Sales of the Combination Product. If the weighted average sale price cannot be determined for the Licensed Product or other product(s) containing the single Licensed Compound or Other Components, the calculation of Net Sales for Combination Products will be agreed by the Parties based on the relative value contributed by each component (each Party’s agreement not to be unreasonably withheld or delayed).

“Non-Breaching Party” means the Party that believes the Breaching Party is in material breach of this Agreement.

“Non-Transferring Party” has the meaning set forth in Section 13.4.2 (Assignment and Successors).

“Novartis” has the meaning set forth in the Preamble of this Agreement.

“Novartis Background Know-How” means any Know-How that (a) is Controlled by Novartis or its Affiliates as of the Execution Date or any time during the Agreement Term, (b) is not Program Know-How and (c) is necessary or actually used to Develop, Research, Manufacture or Commercialize a Licensed Product.

Appendix 1-11

“Novartis Background Patents” means Patent Rights that (a) Controlled by Novartis or its Affiliates as of the Execution Date or any time during the Agreement Term, (b) are not Program Patents and (c) are necessary or actually used to Develop, Research, Manufacture or Commercialize a Licensed Product.

“Novartis Background Technology” means Novartis Background Patents and Novartis Background Know-How.

“Novartis Compound” means a Licensed Compound that was discovered by Novartis prior to the Effective Date or outside of activities conducted pursuant to this Agreement.

“Novartis Indemnitees” has the meaning set forth in Section 10.2 (Indemnification by Ionis).

“Novartis Know-How” means any Know-How that is Controlled by Novartis or its Affiliates on the Execution Date or at any time during the Agreement Term.

“Novartis Patents” means any Patent Rights included in the Novartis Technology.

“Novartis Product-Specific Patents” means all Product-Specific Patents that are (a) owned, used, developed by, or licensed to Novartis or its Affiliates, in each case to the extent Controlled by Novartis or its Affiliates on the Execution Date or at any time during the Agreement Term and (b) necessary or actually used to Develop, Research, Manufacture or Commercialize a Licensed Product.

“Novartis Program Know-How” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Novartis Program Patents” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Novartis Program Technology” has the meaning set forth in Section 8.2.2(a) (Allocation of Ownership).

“Novartis Proposed Development Candidate” has the meaning set forth in Section 2.2.3 (Novartis Proposed Development Candidate).

“Novartis-Prosecuted Patents” has the meaning set forth in Section 8.3.2(b) (Other Matters Pertaining to Prosecution and Maintenance of Patents).

“Novartis Research Activities Technology” means any Know-How or Patent Rights that are (a) Controlled by Novartis or its Affiliates as of the Execution Date or any time during the Agreement Term and (b) necessary or reasonably useful for Ionis to perform any activities allocated to Ionis under the Research Plan or to conduct Research during the Carryover Period.

“Novartis Royalty Bearing Patent” means, with respect to a Licensed Product, any Novartis Patent that specifically Covers the composition of matter or method of use of such Licensed Product or the Licensed Compound included in such Licensed Product.

“Novartis Technology” means Novartis’ interest in Novartis Program Technology, Novartis Product-Specific Patents, Novartis Know-How, Novartis Background Technology, and any Trademarks described in Section 5.8 (Trademark and Domain Names), that, in each case, is owned, used, developed by, or licensed to Novartis or its Affiliates (other than from Ionis pursuant to this Agreement) that are necessary or actually used to Develop, Research, Manufacture or Commercialize a Licensed Product.

Appendix 1-12

“Oligonucleotide” means a synthetic compound that comprises or consists of at least one strand of at least five linked nucleosides (including any analog, variant, mimic, or mimetic thereof).  For clarity, the nucleosides and internucleoside linkages of Oligonucleotides may be unmodified or modified.  Oligonucleotides may include additional moieties, such as one or more covalently attached groups.  Oligonucleotides may be [***].

“Orange Book Patents” means, on a country-by-country basis, the Licensed Patents that are listed with, or are required to be listed with, applicable Regulatory Authorities Covering any Licensed Product being Developed or Researched by Novartis, its Affiliates or Sublicensees hereunder that Novartis, its Affiliate or Sublicensee intends to, or has begun to, Commercialize, and that have become the subject of an NDA, MAA or other marketing application submitted to any applicable Regulatory Authority, such listings to include, without limitation, all so-called “Orange Book” listings required under the Hatch-Waxman Act and all so-called “Patent Register” listings as required in Canada.  Orange Book Patents will include any and all foreign equivalent and counterpart Patent Rights to the Patent Rights described above.

For the avoidance of doubt, on a country-by-country basis, where there is:

(a)
a mandatory patent listing process in such country, only Licensed Patents that are listed in such country’s patent listing will be considered “Orange Book Patents” (and therefore royalty-bearing) in such country, irrespective of whether the foreign equivalent Patent Rights of such Licensed Patents are listed in another country;

(b)
a voluntary patent listing process in such country, both (x) Licensed Patents that are listed in such country’s patent listing, and (y) Licensed Patents that are not listed in such country’s patent listing but are the foreign equivalent Patent Rights of the Licensed Patents listed in the mandatory patent listing of another country, in each case will be considered “Orange Book Patents” (and therefore royalty-bearing) in such country; and

(c)
no patent listing process in such country, Licensed Patents that are the foreign equivalent of the Licensed Patents listed in the mandatory patent listing of another country, in each case will be considered “Orange Book Patents” (and therefore royalty-bearing) in such country, irrespective of whether the foreign equivalent Patent Rights of such Licensed Patents are listed in another country.

For example, if country “A” has a mandatory patent listing process that only requires that Licensed Patents “X” “Y” and “Z” be listed, and country “B” has a mandatory patent listing process that only requires that Licensed Patents “Y” and “Z” be listed, then Licensed Patents “X” “Y” and “Z” will be royalty-bearing Orange Book Patents in country “A”, and only Licensed Patents “Y” and “Z” will be royalty-bearing Orange Book Patents in country “B”.

For another example, if country “A” has a voluntary patent listing process that permits but does not require that Licensed Patents “X” “Y” and “Z” be listed and Novartis only lists in such patent listing Licensed Patents “X” and “Y”, and country “B” has a mandatory patent listing process that requires that Licensed Patents “X” “Y” and “Z” be listed, then the applicable foreign equivalent of Licensed Patents “X” “Y” and “Z” will be royalty-bearing Orange Book Patents in country “A” and in country “B”.

“[***]” has the meaning set forth in Section 5.3.2 (Sublicensing Requirements).

“Other Components” has the meaning set forth in the definition of “Net Sales” in this Appendix 1 (Definitions).

“Out-of-Pocket Costs” means with respect to any activity (including Development), [***].

Appendix 1-13

“Party” or “Parties” has the meaning set forth in the Preamble of this Agreement.

“Party Vote” has the meaning set forth in Section 3.3.1 (Committee Decisions).

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel, and filing, maintenance and other reasonable Out-of-Pocket Costs, incurred in connection with the Prosecution and Maintenance of Patent Rights.

“Patent Rights” means (a) patents, patent applications and similar government-issued rights protecting inventions in any country or jurisdiction however denominated, (b) all priority applications, divisionals, continuations, substitutions, continuations-in-part of and similar applications claiming priority to any of the foregoing, and (c) all patents and similar government-issued rights protecting inventions issuing on any of the foregoing applications, together with all registrations, reissues, renewals, re-examinations, confirmations, supplementary protection certificates, and extensions of any of (a), (b) or (c).

“Permitted Licenses” means (a) licenses granted by Ionis or its Affiliates after the Effective Date to any Third Party under the Ionis Core Technology Patents, the Ionis Manufacturing and Analytical Patents, or the Ionis Manufacturing and Analytical Know-How (but not under the Ionis Product-Specific Patents) to (x) use Oligonucleotides (or supply Oligonucleotides to end users) solely to conduct research, or (y) enable such Third Party to manufacture or formulate Oligonucleotides, where (i) such Third Party is primarily engaged in providing contract manufacturing or services and is not primarily engaged in drug discovery, development or commercialization of therapeutics; and (ii) Ionis and its Affiliates do not assist such Third Party to identify, discover or make an Oligonucleotide designed to bind to the RNA encoding APO(a); and (b) material transfer, collaboration, or sponsored research agreements with academic collaborators or non-profit institutions solely to conduct non-commercial research.

“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

“Phase 1 Trial” means, with respect to a Licensed Product, a human clinical trial that is intended to initially evaluate the safety, metabolism and pharmacokinetics of such Licensed Product that would otherwise satisfy the requirements of 21 C.F.R. § 312.21(a) or an equivalent clinical trial in a country other than the United States.

“Phase 2 Trial” means, with respect to a Licensed Product, a human clinical trial for which the primary endpoints include a determination of safety, dose ranges or an indication of efficacy of such Licensed Product in patients being studied as described in 21 C.F.R. § 312.21(b), or an equivalent clinical trial in a country other than the United States.

“Phase 2a Trial” means, with respect to a Licensed Product, the first Phase 2 Trial for such Licensed Product.  A Phase 2a Trial does not need to generate sufficient data to commence a Phase 3 Trial.

“Phase 2b Trial” means, with respect to a Licensed Product, the first to occur of: (a) the second Phase 2 Trial for such Licensed Product or (b) any Phase 2 Trial the principal purpose of which is a determination of efficacy and safety, in the target population, at the intended clinical dose or doses or range of doses, on a sufficient number of subjects and for a sufficient period of time to confirm the optimal manner of use of the Licensed Product (dose and dose regimen) prior to the Initiation of a Phase 3 Trial.

Appendix 1-14

“Phase 3 Trial” means, with respect to a Licensed Product, a human clinical trial (regardless of whether actually designated as “Phase 3”) that is prospectively designed, along with other Phase 3 Trials, to demonstrate statistically whether such Licensed Product is safe and effective for use in humans in the indication being investigated as described in 21 C.F.R. § 312.21(c), or an equivalent clinical trial in a country other than the United States.

“Prior Agreements” means the agreements listed on Appendix 8 (Prior Agreements) attached hereto as they are in effect as of the Execution Date without giving effect to any amendments or modifications thereafter.

“Proceeding” means an action, suit or proceeding.

“Product-Specific Patents” means Patent Rights Controlled by a Party or any of its Affiliates on or after the Execution Date (including a Party’s interest in Jointly-Owned Program Patents) claiming: (a) the specific composition of matter of a Licensed Product or the Licensed Compound contained in such Licensed Product, or (b) methods of using such a Licensed Product or Licensed Compound contained in such Licensed Product as a prophylactic or therapeutic.

“Program Know-How” has the meaning set forth in Section 8.2.2(c) (Program Technology).

“Program Patents” has the meaning set forth in Section 8.2.2(c) (Program Technology).

“Program Technology” has the meaning set forth in Section 8.2.2(c) (Program Technology).

“[***]” has the meaning set forth in Section 11.5.3(a)(iv) (Acquisition of Alternative Technologies).

“Proposed Development Candidate” has the meaning set forth in Section 2.2.1 (Development Candidate Data Packages).

“Prosecution and Maintenance” or “Prosecuting and Maintaining” means, with regard to a Patent Right, the preparing, filing, prosecuting, maintaining and managing of such Patent Right, including strategies in relation to the Unified Patent Court and Unitary Patent in Europe, such as but not limited to the filing or withdrawing of an opt-out of a European Patent and validating as a Unitary Patent or a classical European Patent, as well as handling re-examinations, reissues, and requests for patent term extensions with respect to such Patent Right, together with the conduct of interferences, the defense of oppositions and other similar Proceedings with respect to the particular Patent Right.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent Right.

“Receiving Party” has the meaning set forth in Section 12.1 (Confidentiality; Exceptions).

“Regulatory Approval” means (a) an NDA Approval, (b) an MAA Approval, or (c) such other approval by a Regulatory Authority in any other jurisdiction sufficient for the Manufacture, distribution, use, marketing and sale of a Licensed Product, which for the avoidance of doubt shall include pricing and reimbursement approval from a Regulatory Authority when applicable.

“Regulatory Authority” means any Governmental Authority, including the FDA, EMA or PMDA (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility for granting any licenses or approvals or granting pricing or reimbursement approvals necessary for the marketing and sale of a Licensed Product in any country.

Appendix 1-15

“Regulatory Exclusivity Period” means, with respect to any Licensed Product in any country or jurisdiction in the Territory, the period of time during which: (a) a Party or its Affiliate or Sublicensee has been granted the exclusive legal right by a Regulatory Authority, other than through a Patent Right, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the FD&C Act, rights in the EU under Directive 2001/83/EC, or rights similar thereto in other countries or regulatory jurisdictions in the Territory, or is otherwise entitled to the exclusive legal right by operation of Applicable Law in such country to market and sell such Licensed Product, and such right precludes the receipt of Regulatory Approval of any Third Party product that is deemed to be the same or a similar drug, in each case, under applicable orphan drug regulations; or (b) the data and information submitted by a Party or its Affiliate or Sublicensee to the relevant Regulatory Authority in such country or jurisdiction for purposes of obtaining Regulatory Approval of such Licensed Product may not be disclosed, referenced, or relied upon in any way by any Third Party or such Regulatory Authority to support the Regulatory Approval or marketing of any product by any Third Party in such country or jurisdiction, or if such data and information is disclosed, referenced, or relied upon to support a Regulatory Approval granted to any Third Party in such country or jurisdiction, then the product may not be placed on the market for any indication.

“Research” means conducting research activities with or in order to identify Compounds and to evaluate any such Compound for potential designation as a Development Candidate, including nonclinical research, gene function, gene expression and target validation research, lead optimization, and which may include small pilot toxicology studies.  When used as a verb, “Researching” means to engage in Research.

“Research Activities” has the meaning set forth in Section 2.1.1 (Research Plan).

“Research Plan” has the meaning set forth in Section 2.1.1 (Research Plan).

“Research Report” has the meaning set forth in Section 2.10.2 (Research Reports).

“Research Term” has the meaning set forth in Section 2.3 (Research Term).

“Reversion License” has the meaning set forth in Section 11.5.3(a)(i)(3) (License Grant).

“Reversion License Dispute” has the meaning set forth in Section 11.5.3(a)(ii) (Reversion License Economics).

“Royalty Report” has the meaning set forth in Section 7.11.1 (Commencement).

“Royalty Term” has the meaning set forth in Section 7.7.2(a) (Royalty Term).

“Shared Ionis Identified Rights” has the meaning set forth in Section 7.9.3 (Ionis In-License Agreements).

“Shared Novartis Identified Rights” has the meaning set forth in Section 7.9.4 (Right to Offset).

“[***]” means [***].

“[***]” means, with respect to [***].

“Sublicensee” means a Third Party to whom a Party or its Affiliates or Sublicensees has granted a sublicense or license under any Licensed Technology or Novartis Technology, as the case may be, licensed to such Party in accordance with the terms of this Agreement.

“Technology Transfer Plan” has the meaning set forth in Section 5.9.1 (Licensed Know-How – Generally).

Appendix 1-16

“Terminated Products” means:

(a)
With respect to termination of this Agreement in its entirety prior to designation of a Development Candidate, or this Agreement expires in accordance with Section 11.1.3, (i) any Licensed Compounds that are not Novartis Compounds and (ii) any Novartis Compounds that satisfy the Development Candidate Criteria as of the date of such termination;

(b)	with respect to termination of this Agreement in part with respect to a Licensed Product, (i) such Licensed Product and (ii) such Licensed Product’s Backup Compounds, if any; and

(c)
with respect to termination of this Agreement in its entirety, (i) any Licensed Product that is being Developed or Commercialized by Novartis, its Affiliates or Sublicensees as of the effective date of termination of this Agreement and (ii) such Licensed Product’s Backup Compounds, if any.

For purposes of the definition of “Terminated Products,” “Backup Compounds” means, with respect to a Licensed Product, any Licensed Compounds that (i) satisfy the Development Candidate Criteria and (ii) were presented by Ionis to the JRC as potential Development Candidates at the same time as the Development Candidate contained in such Licensed Product was so presented.

“Territory” means worldwide.

“Third Party” means a Person other than the Parties or their respective Affiliates.

“Third Party Claims” has the meaning set forth in Section 10.1 (Indemnification by Novartis).

“Trademark” means any trademark owned and controlled by Novartis and used by Novartis in connection with the marketing of a Licensed Product.

“Transferring Party” has the meaning set forth in Section 13.4.2 (Assignment and Successors).

“Transition Services” has the meaning set forth in Section 11.5.3(h) (Ionis: Special Consequences for Certain Termination).

“United States” or “U.S.” means the 50 states of the United States of America and all of its territories and possessions and the District of Columbia.

“Upfront Fee” has the meaning set forth in Section 7.1 (Upfront Fee).

“Valid Claim” means a claim (a) of any issued, unexpired United States or foreign Patent Right, which will not, in the country of issuance, have been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) of any United States or foreign patent application within a Patent Right, which will not, in the country in question, have been cancelled, withdrawn, abandoned nor been pending for more than seven years from the date of filing of the earliest patent application to which such patent application claims priority in the country of question, not including in calculating such seven-year period of time in which such application is in interference or opposition or similar proceedings or time in which a decision of an examiner is being appealed.  For clarity, on a country-by-country basis, a patent application pending for more than seven years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a patent meeting the criteria set forth in clause (a) above with respect to such application issues.

Appendix 1-17

“Warranty Patents” means (a) with respect to any representation or warranty made as of the Execution Date, any Patent Rights that are (i) Controlled by Ionis or its Affiliates as of the Execution Date and (ii) necessary or reasonably useful to perform the Research Activities, and (b) with respect to any representation or warranty made [***], the Licensed Patents that are necessary or reasonably useful to Exploit the applicable Development Candidate or Licensed Products that contain such Development Candidate.

“Warranty Technology” means (a) with respect to any representation or warranty made as of the Execution Date, any Know-How or Patent Rights that are (i) Controlled by Ionis or its Affiliates as of the Execution Date and (ii) necessary or reasonably useful to perform the Research Activities, and (b) with respect to any representation or warranty made [***], the Licensed Technology that is necessary or reasonably useful to Exploit the applicable Development Candidate or Licensed Products that contain such Development Candidate.  For clarity, Warranty Technology includes Warranty Patents.

Appendix 1-18

Appendix 2

Ionis In-License Agreements

1.	[***].

[***]

2.	[***].

Appendix 2-1

Appendix 3

License Conditions; Limitations

[***]

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

Appendix 3-1

Appendix 4

Ionis Development Pipeline

Neurological

	Partner	Phase 1	Phase 2	Phase 3
QALSODY™ (SOD1) Amyotrophic Lateral Sclerosis	Biogen			APPROVED
Eplontersen (TTR) Hereditary ATTR Polyneuropathy	AstraZeneca**			REGISTRATION
ION363 (FUS) Amyotrophic Lateral Sclerosis	Ionis-Owned			
Zilganersen* (GFAP) Alexander Disease	Ionis-Owned			
IONIS-MAPT$_{Rx}$ (TAU) Alzheimer's Disease	Biogen			
ION859 (LRRK2) Parkinson's Disease	Biogen			
ION464 (SNCA) Multiple System Atrophy & Parkinson's Disease	Biogen			
ION541* (ATXN2) Amyotrophic Lateral Sclerosis	Biogen			
ION582* (UBE3A-ATS) Angelman Syndrome	Biogen			
Tominersen (HTT) Huntington's Disease	Roche			
ION260 (ATXN3) Spinocerebellar Ataxia Type 3	Biogen			
ION306 (SMN2) Spinal Muscular Atrophy	Biogen

Appendix 4-1

Cardiovascular

	Partner	Phase 1	Phase 2	Phase 3
Eplontersen (TTR) Transthyretin Amyloid Cardiomyopathy	AstraZeneca**			
Olezarsen (ApoC-III) FCS	Ionis-Owned			
Olezarsen (ApoC-III) Severe Hypertriglyceridemia	Ionis-Owned			
Pelacarsen (Apo(a)) CVD	Novartis			
Fesomersen (Factor XI) Thrombotic Disorders	Ionis-Owned			
IONIS-AGT-L$_{Rx}$ (Angiotensinogen) Treatment-Resistant Hypertension	Ionis-Owned			
IONIS-AGT-L$_{Rx}$ (Angiotensinogen) Chronic Heart Failure with Reduced Ejection Fraction	Ionis-Owned			
ION904 (Angiotensinogen) Treatment-Resistant Hypertension	Ionis-Owned

Appendix 4-2

Specialty Rare

	Partner	Phase 1	Phase 2	Phase 3
Donidalorsen (PKK) Hereditary Angioedema	Ionis-Owned			
Sapablursen (TMPRSS6) Polycythemia Vera	Ionis-Owned			

Other Medicines

	Partner	Phase 1	Phase 2	Phase 3
Bepirovirsen (Hepatitis B Virus) Hepatitis B Virus Infection	GSK			
IONIS-FB-L_{Rx} (Complement Factor B) IgA Nephropathy	Roche			
IONIS-FB-L_{Rx} (Complement Factor B) Geographic Atrophy/AMD	Roche			
Cimdelirsen (GHr) Acromegaly	Ionis-Owned			
ION224 (DGAT2) Non-Alcoholic Steatohepatitis	Ionis-Owned			
ION839 (PNPLA3) Non-Alcoholic Steatohepatitis	AstraZeneca			
ION455 (Undisclosed) Non-Alcoholic Steatohepatitis	AstraZeneca			
ION532 (APOL1) Chronic Kidney Disease	AstraZeneca

Appendix 4-3

Appendix 5

Ionis Core Technology Patents*

Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

* pending identification or evaluation of Licensed Compounds

Appendix 5-1

Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]

Appendix 5-2

Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

Appendix 5-3

Appendix 6

Ionis Manufacturing and Analytical Patents*

Ionis Docket Number	Country	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

* pending identification or evaluation of Licensed Compounds

Appendix 6-1

Appendix 7

Ionis Product-Specific Patents*

None.

* pending identification or evaluation of Licensed Compounds

Appendix 7-1

Appendix 8

Prior Agreements

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

Appendix 8-1

Schedule 2.1.1

Research Plan

[***]

Schedule 9.2

Schedule 5.4.2(a)

[***]

[***]

Schedule 9.2

Schedule 9.2

Ionis Disclosure Schedule

[***]

Schedule 9.2

Schedule 11.5.3

[***]

[***]

Exhibit 1

Exhibit 1

Novartis’ Form of Invoice

Exhibit 1

Sender’s Logo	INVOICE

Name	INVOICE Date: xx.xx.xxxx
Street	INVOICE No.: xxxx
Town, Country
Phone and Fax Nr.

Bill To:
NOVARTIS PHARMA AG
Zentraler Faktureneingang Attn: Barbara Schultheiss	Purchase Order: xxxx [Reference to Novartis Purchase Order]
PO Box CH-4002 Basel
Switzerland

DESCRIPTION [Please specify the service or event for which the invoice is due]	AMOUNT (xxx) [specify the currency]
[Please reference the agreement and paragraph thereof describing the payment obligation] [Please specify the service period, e.g. Q1 20xx]	000’000.00

VAT (if applicable)	000’000.00

Please remit by wire transfer within 60 days to: [payment term as per agreement]
Receiving Bank – (name, address and country).
Swift Code -
Bank account number - IBAN (mandatory for Europe) ABA Number -

Have an electronic copy of this invoice please sent to: • [***] • [***] • [***]
TOTAL	000’000,00

If you have any questions concerning this invoice, contact ……… or e-mail to ……… [reference to invoice senders subject matter expert]

Novartis Pharma AG: VAT –Reg. No. CHE-116.268.023 MWST

Exhibit 1